UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)
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AMERICAN RAILCAR INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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100 Clark Street, St. Charles, Missouri 63301
www.americanrailcar.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
June 10, 2009

To Our Stockholders:
The Annual Meeting of Stockholders of American Railcar Industries, Inc. (the “Company,” “ARI,” “we,” “us,” “our”) will be held beginning at 1:00 p.m., local time, on June 10, 2009 at Brown Rudnick LLP, Seven Times Square, New York, New York 10036 for the following purposes:
1.	To elect nine directors to serve for the ensuing year and until their successors are duly elected.
2.
To authorize and approve a change of the Company’s domicile from Delaware to North Dakota effected by the merger of the Company, a Delaware corporation, with and into American Railcar Industries, Inc. a newly formed wholly-owned subsidiary of the Company incorporated in North Dakota for the purpose of effecting the change of domicile; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.
These items are more fully described in the proxy statement accompanying this Notice. Only stockholders of record at the close of business on April 30, 2009 will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A list of stockholders will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, for a period of ten days prior to the meeting at the Company’s principal executive office, 100 Clark Street, St. Charles, Missouri 63301.
All stockholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the enclosed postage-prepaid envelope. Stockholders who attend the Annual Meeting may revoke their proxies and vote in person, if they so desire.
A Proxy Statement, proxy card and a copy of the Annual Report of the Company for the last fiscal year accompany this Notice of Annual Meeting of Stockholders.

By order of the Board of Directors
/s/ Michael Obertop
Michael Obertop
Secretary
May _____, 2009
St. Charles, Missouri
YOUR VOTE IS IMPORTANT!
Whether or not you expect to attend the Annual Meeting, please mark, sign and date the enclosed proxy card and return it as promptly as possible in the enclosed envelope. Even if you have given your proxy, the proxy may be revoked at any time prior to exercise by filing with the Secretary of the Company a written revocation, by executing a proxy with a later date, or by attending and voting at the meeting.
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE COMPANY’S ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 10, 2009: This Proxy Statement, the Company’s Annual Report for the fiscal year ended December 31, 2008 and the Proxy Card are available at the Company’s website, www.americanrailcar.com.

American Railcar Industries, Inc.
Proxy Statement

PROXY STATEMENT
2009 ANNUAL MEETING OF STOCKHOLDERS
June 10, 2009

General
The enclosed proxy is solicited on behalf of the board of directors of American Railcar Industries, Inc. (the “Company,” “ARI,” “we,” “us,” “our”) for use at the Annual Meeting of Stockholders to be held on June 10, 2009 (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at Brown Rudnick LLP, Seven Times Square, New York, New York 10036. This proxy statement, the accompanying Notice of Annual Meeting, the proxy card and the annual report to stockholders were first mailed or delivered on or about May _____, 2009.
Record Date, Stock Ownership and Voting
Only stockholders of record at the close of business on April 30, 2009 will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of that date, there were outstanding and entitled to vote 21,302,296 shares of our common stock, par value $.01 per share (our “Common Stock”). Each stockholder is entitled to one vote for each share of Common Stock. Shares represented by the enclosed proxy, if properly executed and returned to the Company prior to the meeting, will be voted at the Annual Meeting and at any adjournment or postponement thereof in the manner specified, or, if not specified, in favor of (i) the election of the nine nominees for director and (ii) the proposal to change the Company’s domicile from Delaware to North Dakota, effected by the merger of the Company with and into a newly formed wholly-owned subsidiary incorporated in North Dakota. If any other matters shall properly come before the Meeting, the enclosed proxy will be voted by the proxies in accordance with their best judgment.
The presence, in person or by proxy, of the holders of record of a majority of the shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, a vote of a majority of the votes properly cast will adjourn the Meeting. A holder of Common Stock will be entitled to one vote per share on each matter properly brought before the meeting.
The proxy card provides space for a stockholder to withhold voting for any or all nominees for the board of directors. The affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock is required to approve the proposal to change the Company’s domicile from Delaware to North Dakota. Votes cast by proxy or in person at the Annual Meeting will be tabulated by an inspector of elections appointed by the Company for the Annual Meeting. The inspector of elections will treat both abstentions and “broker non-votes” (shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on the matter) as shares of Common Stock that are present and entitled to vote for purposes of determining a quorum, but are not considered as shares voting or as votes cast with respect to any matter presented at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote for the election of directors. Abstentions and broker non-votes will have the same effect as a vote against the proposal to change the Company’s domicile from Delaware to North Dakota.

Revocability of Proxies
The proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company a written revocation, by executing a proxy bearing a later date or by attending the Annual Meeting and voting in person. Our executive office is located at 100 Clark Street, St. Charles, Missouri 63301.
Costs of Solicitation
All costs of this solicitation of proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitations by directors, officers or employees of the Company. No additional compensation will be paid for any such services.
PROPOSAL 1 — ELECTION OF DIRECTORS
At the Annual Meeting nine directors are to be elected who shall hold office until the next Annual Meeting of Stockholders. The persons listed below, each of whom is currently a director of the Company, have been nominated by the board of directors for election as directors. The proposed nominees are not being nominated pursuant to any arrangement or understanding with any person.
Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of each of the nine nominees listed below. All nominees have consented to serve as directors if elected, but if any of them should decline or be unable to serve as a director at the time of the Annual Meeting, the proxies will be voted for the nominee, if any, who shall be designated by the present board of directors to fill the vacancy. The term of office of each person elected as a director will continue until our next Annual Meeting of Stockholders or until a successor has been elected and qualified.
The Board of Directors unanimously recommends you vote FOR the election of each of the nine nominees to the Board of Directors set forth below.
Set forth below is certain biographical information regarding the nominees as of April 8, 2009.

			Director
Name	Age	Position	Since
Carl C. Icahn	73	Chairman of the Board	1994
James J. Unger	61	Vice Chairman of the Board	1995
Vincent J. Intrieri *	52	Director	2005
James C. Pontious **	70	Director	2006
James M. Laisure **	57	Director	2006
Harold First ***	72	Director	2007
Brett Icahn *	29	Director	2007
Hunter Gary	34	Director	2008
Stephen Mongillo	47	Director	2009

*	Member of the Compensation Committee.

**	Member of the Audit Committee.

***	Chair of the Audit Committee.
Nominees
Carl C. Icahn. Mr. Carl Icahn has been our principal beneficial stockholder and has served as chairman of the board and as a director since 1994. Mr. Carl Icahn has served as chairman of the board and a director of Starfire Holding Corporation (“Starfire”), a privately-held holding company, and chairman of the board and a director of various subsidiaries of Starfire, since 1984. Since August 2007, through his position as Chief Executive Officer of Icahn Capital LP, a wholly-owned subsidiary of Icahn Enterprises L.P. (“Icahn Enterprises”), and certain related entities, Mr. Carl Icahn’s principal occupation is managing private investment funds, including Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, and Icahn Partners Master Fund III LP. Prior to August 2007, Mr. Carl Icahn conducted this occupation through his entities CCI Onshore Corp. and CCI Offshore Corp., since September 2004. Since November 1990, Mr. Carl Icahn has been chairman of the board of Icahn Enterprises G.P. Inc., the general partner of Icahn Enterprises. Icahn Enterprises is a diversified holding company engaged in a variety of businesses, including investment management, metals, real estate, and home fashion. Mr. Carl Icahn was chairman of the board and president of Icahn & Co., Inc., a registered broker-dealer and a member of the National Association of Securities Dealers, from 1968 to 2005. From October 1998 through May 2004, Mr. Carl Icahn was the president and a director of Stratosphere Corporation, the owner and operator of the Stratosphere Hotel and Casino in Las Vegas, which, until February 2008, was a subsidiary of Icahn Enterprises. From September 2000 to February 2007, Mr. Carl Icahn served as the chairman of the board of GB Holdings, Inc., which owned an interest in Atlantic Coast Holdings, Inc., the owner and operator of The Sands casino in Atlantic City until November 2006. Mr. Carl Icahn has been chairman of the board and a director of XO Holdings, Inc., a telecommunications services provider, since February 2006, and of its predecessor from January 2003 to February 2006. Mr. Carl Icahn has served as a Director of Cadus Corporation, a company engaged in the ownership and licensing of yeast-based drug discovery technologies since July 1993. In May 2005, Mr. Carl Icahn became a director of Blockbuster Inc., a provider of in-home movie rental and game entertainment. From September 2006 through November 2008, Mr. Icahn was a director of ImClone Systems Incorporated (“ImClone”), a biopharmaceutical company, and from October 2006 through November 2008, he was the chairman of the board of ImClone. In August 2007, Mr. Carl Icahn became a director of WCI Communities, Inc. (“WCI”), a homebuilding company, and since September 2007, has been the chairman of the board of WCI. In December 2007, Mr. Carl Icahn became a director of Federal-Mogul Corporation (“Federal-Mogul”), a supplier of automotive products, and since January 2008, has been the chairman of the board of Federal-Mogul. In August 2008, Mr. Icahn became a director of Yahoo! Inc., a company that provides internet services to users, advertisers, publishers and developers worldwide. Mr. Carl Icahn received his B.A. from Princeton University.
James J. Unger. Mr. Unger served as our president and chief executive officer from March 1995 to April 2009 and has served on our board of directors since March 1995. Effective April 1, 2009, Mr. Unger resigned as our president and chief executive officer and was appointed vice chairman of the board. Mr. Unger also continues to serve us as a consultant at the discretion of the board of directors. Prior to joining us, he served ACF Industries, Inc. (now known as ACF Industries, LLC) (“ACF”) as its president from 1988 to 1995, as its senior vice president and chief financial officer from 1984 to 1988 and on its board of directors from August 1993 to March 2005. After he joined us in 1995, Mr. Unger simultaneously continued to serve as the vice chairman of ACF until March 2005. ACF is controlled by Mr. Carl Icahn. Since June 2003, Mr. Unger has served as president of Ohio Castings Company, LLC (“Ohio Castings”), the joint venture in which we have a one-third interest. Since July 2007, Mr. Unger has served on the executive committee of Axis, LLC, the axle manufacturing joint venture in which we have a 37.5% interest, and, since January 2008, has served as a director of Axis Operating Company, LLC, which is wholly owned by Axis, LLC and is the operating entity for the joint venture. Since August 2008, Mr. Unger has served on the board of directors of Amtek Railcar Industries Private Limited (“ARIPL”), the Indian joint venture in which we have a 50% interest. Also, Mr. Unger began serving on the board of directors of Guaranty Financial Group and Guaranty Bank in August 2008. Mr. Unger was on the board of directors of Aspen Resources Group, an oil and gas exploration company from May 2002 until April 2007. Mr. Unger participates in several industry organizations, including as an executive committee member for the Railway Supply Institute, Inc., or “RSI”. He also is a board member of the American Railway Car Institute, a member of the project review committee for the RSI-AAR Railroad Tank Car Safety Research Test Project, a steering committee member of the RSI Committee on Tank Railcars, and a member of the National Freight and Transportation Association. Mr. Unger served as a member of the board of directors of Ranken Technical College from 1990 to 2002. Mr. Unger received a B.S. in Accounting from the University of Missouri, Columbia and is a Certified Public Accountant.
Vincent J. Intrieri. Mr. Intrieri served as our senior vice president, treasurer and secretary from March 2005 to December 2005 and has served on our board of directors since August 2005, and as a member of our compensation committee since January 2006. Since July 2006, Mr. Intrieri has been a managing director of Icahn Enterprises G.P. Inc., the general partner of Icahn Enterprises L.P., a diversified holding company engaged in a variety of businesses, including investment management, metals, real estate and home fashion. Since November 2004, Mr. Intrieri has been a Senior Managing Director of Icahn Capital LP, the entity through which Mr. Carl Icahn manages third party private investment funds. Since January 1, 2005, Mr. Intrieri has been Senior Managing Director of Icahn Associates Corp. and High River Limited Partnership, entities primarily engaged in the business of holding and investing in securities. From April 2005 to September 2008, Mr. Intrieri served as the president and chief executive officer of Philip Services Corporation (now known as Philip Holdings LLC), an industrial services company. Since April 2003, Mr. Intrieri has been chairman of the board of directors and a director of Viskase Companies, Inc., a producer of cellulosic and plastic casings used in preparing and packaging processed meat products. Mr. Intrieri also serves on the boards of directors of the following companies: National Energy Group, Inc., a company engaged in the business of managing the exploration, production and operations of natural gas and oil properties; XO Holdings, Inc., a telecommunications company; WestPoint International, Inc. (“WestPoint”), a manufacturer of bed and bath home fashion products; and Federal-Mogul Corporation, a supplier of automotive products. With respect to each company mentioned above, Mr. Carl Icahn, directly or indirectly, either (i) controls such company or (ii) has an interest in such company through the ownership of securities. Mr. Intrieri is a certified public accountant. Mr. Intrieri received a B.S. in Accounting from The Pennsylvania State University.
James C. Pontious. Mr. Pontious has served on our board of directors since January 2006. Since May 2005, Mr. Pontious has been a railroad supply industry consultant in the areas of business development for various companies including Wabtec Corporation (“Wabtec”), a public company that supplies air brakes and other equipment for locomotives, freight cars and passenger transit vehicles. Mr. Pontious served Wabtec as vice president of special projects from January 2003 through April 2005 and as vice president of sales and marketing from April 1990 to January 2003. Mr. Pontious also served as vice president of sales and marketing at New York Air Brake Company, a unit of General Signal Corporation, from 1977 to 1990 and was a trustee/director of the Pullman-Standard division of Pullman, Inc., a freight and passenger railcar manufacturer, from 1961 to 1977 in various management positions in the areas of sales, marketing and operations. From 2004 to 2007, Mr. Pontious served as a director of the Intermodal Transportation Institute at the University of Denver. Mr. Pontious holds a B.B.A. from the University of Minnesota and a certificate of completion for advanced management studies from Northwestern University Graduate School of Business.
James M. Laisure. Mr. Laisure has served on our board of directors since January 2006. Since June 2007, Mr. Laisure has served as the chief executive officer of Fluid Routing Solutions, a manufacturer of fuel systems and fluid management systems for the light vehicle industry. Fluid Routing Solutions entered Chapter 11 on February 6, 2009 and emerged on March 27, 2009. Mr. Laisure served as the President and chief operating officer of Remy, Inc., a manufacturer and distributor of rotating electrics and a subsidiary of Remy International, Inc. from March 2007 to July 2007. Since February 2008, Mr. Laisure has served on the board of directors and as a member of the audit committee of Federal-Mogul Corporation. Since May 2005, Mr. Laisure has been consulting as an independent contractor for the automotive and industrial manufacturing space. Prior to this, he spent 32 years in various corporate accounting, sales, engineering and operational positions with Dana Corporation (“Dana”), a publicly held corporation that designs, manufactures and supplies vehicle components and technology, and its predecessors. Mr. Laisure served as president of Dana’s Automotive Systems Group from March 2004 to May 2005. From December 2001 to February 2004, Mr. Laisure served as president of Dana’s engine and fluid management group and, from December 1999 to November 2001, he served as president of Dana’s fluid management group. In addition, he served on the board of directors of various Dana Corporation joint ventures, including joint ventures in Germany, Indonesia, Mexico and Turkey. Mr. Laisure served as director of finance of P.T. Spicer Indonesia, a manufacturer of axles and driveshafts, from 1982 to 1984. Also, he served as accountant, internal auditor and controller at Perfect Circle, a manufacturer of automotive engine components, from 1973 to 1981. Mr. Laisure received a B.A. in Accounting from Ball State University and an M.B.A. from Miami (Ohio) University, and has completed the Harvard University Advanced Management Program.
Harold First. Mr. First has served on our board of directors since January 2007. Mr. First has been an independent financial consultant since January 1993. Mr. First is currently a director of WestPoint. Since November 2007, Mr. First has been a director of Lexington Realty Trust, a New York Stock Exchange (“NYSE”) traded real estate investment trust that merged with Newkirk Realty Trust, Inc. (“Newkirk”), another NYSE traded real estate investment trust on December 31, 2006. From January 2006 through December 2006, Mr. First was a director of Newkirk. Mr. First was a director of PANACO Inc., an oil and gas drilling firm, from September 1997 to December 2003. Mr. First is a Certified Public Accountant and holds a B.S. from Brooklyn College.
Brett Icahn. Mr. Brett Icahn has served on our board of directors since January 2007. Mr. Brett Icahn is the son of Mr. Carl Icahn. In 2001, Mr. Brett Icahn founded Myelin Media, an interactive software publishing company controlled by Mr. Carl Icahn. Mr. Brett Icahn is also an investment analyst for Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III. In addition, Mr. Brett Icahn is also the Vice President of Modal LLC, a company wholly owned and controlled by Mr. Carl Icahn and through which Mr. Carl Icahn beneficially owns shares in us. Mr. Brett Icahn received a B.A. from Princeton University.

Hunter Gary. Mr. Gary has served on our board of directors since January 2008. Since 2003, Mr. Gary has been employed by Icahn Associates Corp. and serves as the Chief Operating Officer of Icahn Sourcing LLC, a subsidiary of Icahn Associates Corp. Prior to joining Icahn Associates, Mr. Gary worked at Kaufhof Warenhaus AG, a subsidiary of the Metro Group, a retailing and service company, from 1997 to 2002, most recently as a managing director. Since 2007, Mr. Gary has served as a director of WestPoint. Mr. Gary is married to Mr. Carl Icahn’s wife’s daughter. Mr. Gary received a B.S. with Senior Honors from Georgetown University as well as a Certificate of Executive Development from Columbia Graduate School of Business.
Stephen Mongillo. Mr. Mongillo has served on our board of directors since March 2009. Mr. Mongillo has been a Managing Director of Icahn Capital LP, the entity through which Carl C. Icahn manages third party investment funds, since January 2008. Mr. Mongillo also serves as a director of WestPoint. Prior to joining Icahn Capital, Mr. Mongillo worked at Bear Stearns from October 1997 to November 2007, most recently as a Senior Managing Director overseeing the Leveraged Finance Group’s efforts in the Healthcare, Real Estate, Gaming, Lodging, Leisure, Restaurant and Education sectors. Mr. Mongillo received a B.A. from Trinity College and an M.B.A. from the Amos Tuck School of Business Administration at Dartmouth College.
CORPORATE GOVERNANCE
Director Independence and Controlled Company Status
Our Common Stock is listed on the Global Select market of the NASDAQ Stock Market LLC, or NASDAQ, and NASDAQ’s requirements relating to director independence apply to us. Our board of directors has determined that three of our current directors, Messrs. Pontious, Laisure and First, each of whom is also a nominee for director at the Annual Meeting, are independent under these requirements. Each of Mr. Intrieri, Mr. Gary, Mr. Brett Icahn and Mr. Mongillo are employed by and/or otherwise affiliated with Mr. Carl Icahn or entities controlled by Mr. Carl Icahn, and Mr. Unger was our president and chief executive officer until April 1, 2009 and continues to serve us as a consultant. Our board of directors considered several factors in determining that Messrs. Pontious, Laisure and First are independent. As to Mr. First, the directors’ analysis included consideration of (i) his current directorship of WestPoint, which is an affiliate of Mr. Carl Icahn, (ii) his past employment, from November 1990 to January 1993, as chief financial officer of Icahn Holding Corporation, an affiliate of Mr. Carl Icahn and (iii) his prior directorships of various public and private companies affiliated with Mr. Carl Icahn. The board of directors did not assign any particular weight or importance to any one of these factors but rather considered them as a whole. After considering all of these factors, our board of directors concluded that none of Messrs. Pontious, Laisure and First had any relationship that would interfere with their exercise of independent judgment in carrying out the responsibilities of a director, and that each of them satisfied NASDAQ’s independence requirements.
During 2008 and through the date of this Proxy Statement, Mr. Carl Icahn, our principal beneficial stockholder and the chairman of our board of directors, controlled more than 50% of the voting power of our Common Stock. See “Security Ownership of Certain Beneficial Owners and Management,” below. Consequently, we are a “controlled company” under applicable NASDAQ rules. Under these rules, a “controlled company” may elect not to comply with certain NASDAQ corporate governance requirements, including requirements that: (i) a majority of the board of directors consist of independent directors; (ii) director nominees be selected or recommended for selection by a majority of the independent directors or by a nominating committee composed solely of independent directors; and (iii) compensation of officers be determined or recommended to the board of directors by a majority of its independent directors or by a compensation committee that is composed entirely of independent directors.
We have elected to use these exemptions. As a result, (i) we do not have a majority of independent directors, (ii) we do not have a nominating committee or a nominating committee charter, and (iii) our compensation committee does not satisfy NASDAQ’s corporate governance requirements applicable to compensation committees of non-controlled companies and does not have a charter.
Board of Directors’ Meetings and Committees
Our board of directors held six meetings during the year ended December 31, 2008. During 2008, each director attended at least 75% of the meetings of the board of directors and each committee on which they served.
All of our directors are encouraged to attend our annual meetings of stockholders and last year four of our then nine directors attended our 2008 annual meeting of stockholders.

Our board of directors has a standing audit committee and a standing compensation committee. We have in the past and may in the future establish special committees under the direction of the board of directors when necessary to address specific issues.
Director Nominations
We do not maintain a formal policy with respect to the review of potential nominees to our board of directors. All of the members of our board of directors participate in the review of potential nominees to our board of directors. The board has determined that, given the importance of the director nomination process, the entire board of directors should participate in the evaluation of potential board members. As a result of his control of a majority of our outstanding Common Stock, Mr. Carl Icahn may control the election of all of the members of our board of directors. Our board of directors has therefore deemed it appropriate not to form a standing nominating committee because the influence exercisable by Mr. Carl Icahn in the nomination and election process would make a separate process superfluous in light of Mr. Carl Icahn’s and the board’s review of potential nominees.
The board of directors may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to recommend a candidate for director for election at the 2010 Annual Meeting of Stockholders, it must follow the procedures described below in “Stockholder Proposals and Recommendations for Director.”
Audit Committee
Our audit committee meets formally at least once every quarter and more often if necessary. Our board of directors has adopted a written charter for our audit committee. That charter conforms to applicable rules and regulations of the Securities and Exchange Commission, or SEC, and NASDAQ. A copy of the audit committee charter is publicly available on our web site at www.americanrailcar.com under the heading “Investor Relations” and the sub-heading “Corporate Governance.”
Messrs. First, Pontious and Laisure are currently the members of our audit committee. Our board of directors has determined that Mr. First qualifies as an “audit committee financial expert,” as defined by applicable SEC rules, and that he satisfies NASDAQ’s financial sophistication standards. Our board of directors has also determined that Messrs. First, Laisure and Pontious are “independent” under applicable SEC and NASDAQ rules.
Our audit committee held four meetings during the fiscal year ended December 31, 2008.
Our audit committee is responsible for oversight of the qualifications, independence, appointment, retention, compensation and performance of the Company’s independent registered public accounting firm and for assisting the board of directors in monitoring the Company’s financial reporting process, accounting functions and internal controls. It also is responsible for oversight of “whistle-blowing” procedures, approving transactions with related persons and certain other compliance matters.
Independent Registered Public Accounting Firm
We engaged Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm during the fiscal years ended December 31, 2008 and 2007. The decision to engage Grant Thornton during those years was unanimously approved by our audit committee. The audit committee intends to appoint Grant Thornton to audit our consolidated financial statements for the fiscal year ending December 31, 2009, subject to satisfactory negotiations regarding fees and services. A representative of Grant Thornton is expected to attend our annual meeting, where he or she will have the opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions.
Fees Billed by Independent Registered Public Accounting Firm
Audit Fees. We incurred $1,035,301 in audit fees and expenses for the fiscal year ended December 31, 2008 and $1,056,080 in audit fees and expenses for the fiscal year ended December 31, 2007 from Grant Thornton. We include in the category of audit fees those fees billed by our independent registered public accounting firm for professional services rendered for the audit of our consolidated financial statements, the quarterly reviews associated with the filing of our quarterly 10-Q reports with the SEC, fees associated with testing our internal controls over financial reporting and other related services that are normally provided in connection with such statutory and regulatory filings.

Audit-Related Fees. We incurred no fees from Grant Thornton for audit-related services for the fiscal year ended December 31, 2008. For the fiscal year ended December 31, 2007, we incurred $19,496 in fees for audit-related services from Grant Thornton related to financial due diligence.
Tax Fees. We did not incur any fees from Grant Thornton for tax compliance, tax advice or tax planning services in the fiscal years ended December 31, 2008 and 2007.
All Other Fees. We did not incur any other fees from Grant Thornton in the fiscal years ended December 31, 2008 and 2007.
The audit committee has considered whether the provision of non-audit services by its independent registered public accounting firm is compatible with maintaining auditor independence and has determined that the provision of such services is compatible.
Audit Committee Policy on Pre-Approval of Services
The audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year. The audit committee may also pre-approve particular services on a case-by-case basis.
Audit Committee Report
In connection with the issuance of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, the audit committee:
1.	Reviewed and discussed with management the Company’s audited financial statements as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006;
2.	Discussed with Grant Thornton the matters required to be discussed by the Auditing Standards Board Statement of Auditing Standards (“SAS”) No. 61, as amended;
3.
Requested and obtained from Grant Thornton the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton’s communications with the audit committee concerning independence, and has discussed with Grant Thornton its independence; and

Based on the review and discussions referred to in paragraph numbers (1) — (3) above, the audit committee recommended to our board of directors that the audited financial statements as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the Securities and Exchange Commission.
Respectfully submitted by the Audit Committee,
Harold First, Chairman
James M. Laisure
James C. Pontious

Compensation Committee
We established our compensation committee to review and approve our compensation policies and arrangements. Messrs. Intrieri and Brett Icahn are the current members of our compensation committee. Our compensation committee held five meetings during the fiscal year ended December 31, 2008. As discussed above under “—Director Independence and Controlled Company Status,” our compensation committee does not satisfy NASDAQ’s corporate governance requirements applicable to compensation committees of non-controlled companies, is not comprised of independent directors and does not have a charter.
For further information about our processes and procedures for the consideration and determination of executive and director compensation, please see “Executive Compensation—Compensation Discussion and Analysis,” below.
Compensation Committee Interlocks and Insider Participation
During 2008, (i) none of our current or former employees or executive officers served on our compensation committee; (ii) none of our executive officers served on the compensation committee (or equivalent committee) or on the board of directors of another entity, one of whose executive officers served on our compensation committee or on our board of directors; and (iii) neither member of our compensation committee had a relationship with us requiring disclosure under the section below entitled “Transactions with Related Persons.”
Stockholder Communications with Directors
Stockholders may contact the board of directors of the Company by writing to them c/o Investor Relations, American Railcar Industries, Inc., 100 Clark Street, St. Charles, Missouri 63301. All communications addressed to the board of directors will be delivered to the board of directors. If stockholders desire, they may contact individual members of the board of directors, our independent directors as a group, or a particular committee of the board of directors by appropriately addressing their correspondence to the same address. In each case, such correspondence will be delivered to the appropriate director(s).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information, as of April 8, 2009, with respect to the beneficial ownership of our Common Stock by (i) each director, (ii) our named executive officers for the fiscal year ended December 31, 2008, (iii) all of our directors and executive officers as a group, and (iv) each person who is known to us to be the beneficial owner of more than five percent of our Common Stock. This information is based upon information received from or on behalf of the named individuals or from publicly available information and filings by or on behalf of those persons with the SEC. Applicable percentage ownership as of April 8, 2009 is based upon 21,302,296 shares of our Common Stock outstanding. Beneficial ownership is determined in accordance with rules promulgated under the Exchange Act and generally includes voting and/or investment power with respect to securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock issuable upon the exercise of stock options that are currently exercisable, or are exercisable within 60 days, are deemed to be issued and outstanding. Unless otherwise indicated, each person has sole voting power and sole investment power with respect to the shares listed. Unless otherwise indicated, the address of each of the following is: c/o American Railcar Industries, Inc., 100 Clark Street, St. Charles, Missouri 63301.

	Shares of Common Stock
	Beneficially Owned
		Percent of
Name	Number	Class

Carl C. Icahn(1)	11,587,945	54.4%

James J. Unger	191,428	*

James Cowan(2)	234,659	1.1%

Alan C. Lullman(3)	33,333	*

Dale C. Davies (4)	14,286	*

William P. Benac (5)	—	—

Vincent J. Intrieri	—	—

James C. Pontious	5,000	*

James M. Laisure	—	—

Harold First(6)	1,500	*

Brett Icahn	—	—

Hunter Gary	—	—

Stephen Mongillo	—	—

Keeley Asset Management Corp.(7)	2,063,643	9.7%

Baron Capital Group, Inc.(8)	1,355,233	6.4%

Advisory Research, Inc. (9)	2,989,896	14.0%

All executive officers and directors as a group (12 persons)	12,068,151	56.7%

*	Less than one percent.

(1)
We have been informed by Mr. Carl C. Icahn that he beneficially owns 11,587,945 shares. These shares are owned as follows: (i) 1,590,918 shares are owned by Modal LLC, a Delaware limited liability company (“Modal”); (ii) 1,818,976 shares are owned by Hopper Investments, LLC, a Delaware limited liability company (“Hopper”); (iii) 7,815,318 shares are owned by Caboose Holding LLC, a Delaware limited liability company (“Caboose”); (iv) 338,933 shares are owned by Barberry Corp., a Delaware corporation (“Barberry”); and (v) 23,800 shares are owned by Ms. Gail Golden, Mr. Carl C. Icahn’s spouse. Hopper is wholly owned by Barberry. Caboose is owned by Barberry and Tramore LLC, a Delaware limited liability company (“Tramore”). Each of Barberry, Tramore and Modal is wholly owned by Mr. Carl C. Icahn. Mr. Carl C. Icahn, by virtue of his relationship to Modal, Hopper, Caboose, Barberry and Ms. Golden, may be deemed to beneficially own (as that term is defined in Rule 13d-3 under the Exchange Act) the shares directly owned by Modal, Hopper, Caboose, Barberry and Ms. Golden. Mr. Carl C. Icahn disclaims beneficial ownership of such shares for all other purposes.

(2)	Mr. Cowan beneficially owns 234,659 shares. Mr. Cowan has the right to acquire 219,160 of these shares pursuant to currently exercisable options to purchase Common Stock.

(3)	Mr. Lullman beneficially owns 33,333 shares. Mr. Lullman has the right to acquire all 33,333 shares pursuant to currently exercisable options to purchase Common Stock.

(4)	Mr. Davies beneficially owns 14,286 shares. Mr. Davies has the right to acquire all 14,286 shares pursuant to currently exercisable options to purchase Common Stock.

(5)	Mr. Benac served as our chief financial officer until his resignation effective June 16, 2008.

(6)	Includes 1,500 shares held by the Harold First Pension Plan.

(7)
Pursuant to Keeley Asset Management Corp.’s (“Keeley”) Schedule 13G filed with the Securities and Exchange Commission on February 13, 2009, Keeley has the sole power to vote 1,984,263 shares and the sole dispositive power over 2,063,643 shares. The address of Keeley is 401 South LaSalle Street, Chicago, Illinois 60605.

(8)
Pursuant to Baron Capital Group, Inc.’s (“Baron”) Schedule 13G filed with the Securities and Exchange Commission on February 12, 2009, Baron has the sole power to vote 1,156,400 shares and the sole dispositive power over 1,355,233 shares. The address of Baron is 767 Fifth Avenue, New York, New York 10153.

(9)
Pursuant to Advisory Research, Inc.’s (“Advisory”) Schedule 13G filed with the Securities and Exchange Commission on February 13, 2009, Advisory has the sole power to vote 2,989,896 shares and the sole dispositive power over 2,989,896 shares. The address of Advisory is 180 North Stetson St., Suite 5500, Chicago, IL 60601.

Code of Ethics
Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002, we have adopted a Code of Ethics for Senior Financial Officers that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, and other persons performing similar functions. Our Code of Ethics for Senior Financial Officers is publicly available on our web site at www.americanrailcar.com under the heading “Investor Relations” and the sub-heading “Corporate Governance.” We may satisfy the disclosure requirement of Item 5.05 of Current Report on Form 8-K regarding an amendment to, or waiver from, a provision of our Code of Ethics by either disclosing such information in a Current Report on Form 8-K or by posting such information on our web site, at the internet address specified above.

Executive Officers
The names of the Company’s executive officers who are not directors of the Company, and certain biographical information regarding them as of April 8, 2009, are set forth below. None of the persons listed below was appointed pursuant to any arrangement or understanding with any person, other than the employment agreements we have entered into with each of Messrs. Cowan, Davies and Lullman relating to their service in such capacities in 2008, discussed below under “Executive Compensation — Compensation Discussion and Analysis—Employment Agreements.” Executive officers are chosen by and serve at the discretion of the board of directors.

Name	Age	Position
James Cowan	51	President and Chief Executive Officer
Dale C. Davies	57	Senior Vice President, Chief Financial Officer and Treasurer
Alan C. Lullman	54	Senior Vice President Sales, Marketing and Services
James Cowan. Mr. Cowan was appointed our president and chief executive officer effective as of April 1, 2009 and previously served as our executive vice president and chief operating officer since December 2005. Prior to joining us, he spent the previous 26 years in various positions involving the engineering, construction and manufacturing of multiple steel and tubular products. From March 2003 to August 2005, Mr. Cowan served as president and chief operating officer of Maverick Tube Corporation, a North American manufacturer of welded tubular steel products used in the energy industry. Prior to this position, from June 2002 to March 2003, Mr. Cowan served as president and chief operating officer of Vallourec & Mannesmann Star, a French, German and Japanese joint venture and seamless manufacturer of tubular steel products. From January 1992 to June 2002, he served as general manager responsible for all sales and operations of three different steel manufacturing facilities for North Star Steel, a business previously owned by Cargill. Mr. Cowan was responsible for the complete greenfield development, construction and start-up of one of these facilities. From July 1979 to January 1992, he served in differing operational capacities for Cargill’s steel group, North Star Steel. Since August 2008, Mr. Cowan has served on the board of directors of Amtek Railcar Industries Private Limited, the Indian joint venture in which we have a 50% interest. During 2000 and 2001, Mr. Cowan served as the Chairman of the Governor of Ohio’s Steel Council. Mr. Cowan received his B.S. in Metallurgical Engineering from Michigan Technological University.
Dale C. Davies. Mr. Davies was appointed our senior vice president, chief financial officer and treasurer on June 16, 2008 and previously served as our vice president of finance since June 2005. Prior to joining us, he spent the previous 31 years in various financial management positions with manufacturing companies in the chemical and pharmaceutical industries. From 2000 to 2005, Mr. Davies worked for Solutia Inc., a global manufacturer and marketer of a variety of high-performance chemical and engineered materials, as director of portfolio analysis, where he was responsible for business analyses and transaction management for strategic business acquisitions and divestitures. From 1997 to 2000, Mr. Davies was Solutia’s director of business analysis, responsible for the business analysis and financial reporting for the company. Prior to that, Mr. Davies worked for Monsanto Company, a global provider of technology-based solutions and agricultural products, from 1974 to 1997 in various financial positions from plant cost accountant to business unit controller and eventually corporate manager of business analysis and financial reporting. Since August 2008, Mr. Davies has served on the board of directors of Amtek Railcar Industries Private Limited, the Indian joint venture in which we have a 50% interest. Mr. Davies has a B.S. in Accounting from the University of Missouri and is a Certified Management Accountant.
Alan C. Lullman. Mr. Lullman has served as our senior vice president sales, marketing and services since October 2004. From August 1998 to September 2004, he served as our vice president sales and marketing. Prior to joining us, he served as a regional sales manager at the Houston office of ACF from March 1989 to July 1998, where he was responsible for sales across 22 states. From August 1987 to February 1989, Mr. Lullman was a district sales manager at ACF. He held numerous other sales positions at ACF sales offices in the Southwest, Midwest and Northeast from October 1978 to July 1987. Mr. Lullman is a member of the National Grain Car Council, North America Freight Car Association, National Coal Transportation Association and Renewable Fuels Association. He received a B.A. from Westminster College. He also served in the U.S. Marine Corps Reserve from 1973 to 1976, when he received an honorable discharge.
Change in Executive Leadership
William P. Benac resigned as our senior vice president, chief financial officer and treasurer on June 16, 2008 and Mr. Davies was appointed to succeed Mr. Benac in that position on that same date. In addition, Mr. Unger resigned as our president and chief executive officer effective as of April 1, 2009 and Mr. Cowan was appointed to succeed Mr. Unger in that position on that same date.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Prior to our initial public offering in January 2006, our executive compensation programs were determined by our entire board of directors. In February 2006, our board of directors formed a compensation committee, which has the ongoing responsibility for establishing, implementing and monitoring our executive compensation programs. The compensation committee currently consists of two members, Mr. Intrieri and Mr. Brett Icahn, both of whom are employees of companies controlled by our chairman and principal beneficial stockholder, Mr. Carl Icahn.
The compensation committee, at its discretion, has consulted and expects to continue to consult with Mr. Carl Icahn and members of the staff of various entities controlled by Mr. Carl Icahn, including staff at Icahn Enterprises, L.P. and Icahn Sourcing LLC, with expertise in compensation and benefits. These staff members research compensation standards and practices in a range of businesses including businesses comparable to ours. The committee also consults with our chief executive officer regarding compensation matters. The following Compensation Discussion and Analysis describes the material elements of compensation for our named executive officers identified in the Summary Compensation Table below.
Executive Compensation Philosophy. The compensation committee believes that compensation paid to executive officers should assist the Company in attracting, motivating and retaining superior talent. Our compensation programs are intended to motivate the named executive officers to achieve our business objectives and to align their financial interests with those of our stockholders. Based on this philosophy, the compensation of our named executive officers has included a combination of salary, cash bonuses, stock-based compensation and other employment benefits. In addition, we have in the past, and may in the future, enter into employment agreements with our named executive officers. As of the filing of this document, we have no employment agreement with Mr. Cowan.
Base Salary. The compensation committee reviews base salaries for our executive officers, subject to the terms of applicable employment agreements. The 2008 base salaries of each of our named executive officers were established pursuant to employment agreements negotiated at arm’s length with each of those officers. As explained further below, not all of these employment agreements are currently in effect. These employment agreements provide for a minimum base salary of $350,000 for Mr. Unger, $300,000 for Mr. Cowan, $250,000 for Mr. Benac and $250,000 for Mr. Lullman. Effective January 1, 2008, the compensation committee awarded each such officer a 4% raise in base salary for 2008 resulting in 2008 base salaries of $364,000 for Mr. Unger, $312,000 for Mr. Cowan, $260,000 for Mr. Benac and $260,000 for Mr. Lullman. As described above under “Change in Executive Leadership,” William P. Benac resigned as our senior vice president, chief financial officer and treasurer on June 16, 2008 and Mr. Davies was appointed to succeed Mr. Benac in that position on that same date. We entered into an employment agreement with Mr. Davies effective as of September 1, 2008, which provides for a minimum base salary of $185,000. Effective April 1, 2009 and in connection with the change in our executive leadership discussed above, Mr. Cowan’s base salary was increased to $350,000 and Mr. Davies’ base salary was increased to $205,000. Our compensation committee believes that these salaries represent reasonable and fair salaries for the positions and responsibilities for each of our named executive officers.
Bonus Compensation. We have established a target bonus plan for certain employees, including our named executive officers, under which targets are determined on an annual basis equal to a percentage of the employee’s base salary. This plan was established to provide additional incentive-based compensation to eligible participants for their contribution to the achievement of our objectives, to encourage and stimulate superior performance, and to assist in attracting and retaining highly qualified key employees. Under this plan and consistent with our employment agreements with each of our named executive officers, Mr. Unger’s 2008 target bonus amount was 60% of his base salary, Mr. Cowan’s 2008 target bonus amount was 50% of his base salary, Mr. Benac’s 2008 target bonus amount was 60% of his base salary, Mr. Lullman’s 2008 target bonus amount was 50% of his base salary and Mr. Davies’ target bonus amount was 50% of his base salary. Under our bonus plan, the actual bonus to be earned by each of these executives was based on the achievement by the Company of two financial targets established for the year, a percentage return on net assets target and an EBITDA target. Achievement of individual goals, including financial, strategic, corporate, divisional and other goals was also taken into account in determining the bonus award. Under our bonus plan, if the Company had achieved less than 80% of the combined financial target, the overall bonus amount achieved under the plan would have been zero. The compensation committee retained sole discretion over all matters relating to the potential 2008 bonus payments, including, without limitation, the decision to pay any bonuses, the amount of each bonus, if any, the ability to increase or decrease any bonus payment and make changes to any performance measures or targets, and discretion over the payment of partial awards in the event of employment termination.

The 2008 percentage return on net assets and EBITDA based targets under the bonus plan were based upon our internal budgets, which reflect the projected business environment for the year and were approved by our board of directors. Management and the compensation committee believed these targets were challenging, but achievable based upon our plant expansion and continuing investments in efficiency improvements. Based on our 2008 results, the percentage return on net assets target and the EBITDA target were each partially achieved. The compensation committee reviewed these achievements and the named executive officers’ individual achievements as measured against the applicable performance criteria under our bonus plan. The compensation committee also took into account the recommendations of Mr. Unger, who was then our president and chief executive officer, as to the performance of our other named executive officers. To make its final bonus determinations, the compensation committee then exercised its discretion to follow Mr. Unger’s recommendations to set bonus amounts at or below the amounts otherwise achieved by our named executive officers under our bonus plan. As a result of its determinations, the compensation committee awarded bonuses to our named executive officers in the following amounts for 2008:

Named Executive Officer	2008 Bonus ($)
James J. Unger	199,290
James Cowan	142,350
Dale C. Davies	69,441
Alan C. Lullman	113,625
William P. Benac	—
Mr. Davies’ bonus was pro-rated as a result of his promotion to senior vice president, chief financial officer and treasurer on June 16, 2008. Mr. Benac was not awarded a bonus for 2008 in light of his resignation as of June 16, 2008. The bonus amounts above are included under “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table below.
Stock-Based Compensation. The board of directors believes that stock-based compensation causes our executives to have an ongoing stake in our long-term success. Our 2005 Equity Incentive Plan was designed, in part, to optimize our profitability and growth over a longer term. These long-term grants to executive officers are based on job responsibilities and potential for individual contribution. When it makes grants, the compensation committee exercises judgment and discretion in view of its general policies. The combination of annual cash bonuses and stock-based compensation is intended to benefit stockholders by enabling us to better attract and retain top talent in a marketplace where such incentives are prevalent. As described below, in 2006, we granted certain of our named executive officers stock options under our 2005 Equity Incentive Plan and in 2007 and 2008 we granted certain of our named executive officers stock appreciation rights under our 2005 Equity Incentive Plan.
Stock Options. Stock options provide for financial gain derived from the potential growth in our stock price from the date that the option is granted until the date that the option is exercised. In connection with the initial public offering of our Common Stock in January 2006, we granted a total of 484,876 options to purchase shares of our Common Stock under our 2005 Equity Incentive Plan, including options to purchase 249,160 shares to Mr. Cowan, options to purchase 21,429 shares to Mr. Davies and options to purchase 42,857 shares to Mr. Lullman. The exercise price of these options is $21.00 per share, which was our initial public offering price. The options vested in three equal annual installments on January 19, 2007, January 19, 2008 and January 19, 2009 and have a five year term.
In addition, we granted options to purchase 75,000 shares of our Common Stock to Mr. Benac on April 3, 2006. The exercise price of these options is $35.69 per share, which was the closing price of our Common Stock on that date. The options vest in three annual installments on April 3, 2008, April 3, 2009, and April 3, 2010 and have a five year term. During 2008, Mr. Benac’s options to purchase 75,000 shares of our Common Stock cancelled or expired due to his resignation.
Both of these groups of options were approved prior to grant by our board of directors or compensation committee, as applicable.

We have not granted any stock options to Mr. Unger, who received restricted stock in connection with our initial public offering, as further described below.
The grant of options to Messrs. Cowan, Benac, Davies and Lullman was intended to provide long-term incentive to reward those officers for growth in the price of our Common Stock and to further align the interests of our named executive officers with those of our stockholders.
Stock Appreciation Rights. Stock appreciation rights (SARs) provide for financial gain derived from the potential appreciation in the price of our Common Stock from the date that SARs are granted until the date that SARs are exercised. On April 4, 2007, we granted a total of 273,800 SARs under our 2005 Equity Incentive Plan, including 50,000 SARs to Mr. Unger, 15,000 SARs to Mr. Cowan, 15,000 SARs to Mr. Benac, 10,500 SARs to Mr. Davies and 15,000 SARs to Mr. Lullman. The SARs settle in cash and have an exercise price of $29.49 per right, which was the closing price of our Common Stock on the date of grant. The SARs vest in four equal annual installments on April 4, 2008, April 4, 2009, April 4, 2010 and April 4, 2011. Each holder must further remain employed by us through each anniversary of the grant date in order to vest in the corresponding number of SARs. The SARs have a seven year term. These SARs were approved on the grant date by our compensation committee.
On April 28, 2008, we granted a total of 269,900 SARs under our 2005 Equity Incentive Plan, including 50,000 SARs to Mr. Unger, 15,000 SARs to Mr. Cowan, 10,500 SARs to Mr. Davies and 15,000 SARs to Mr. Lullman. The SARs settle in cash and have an exercise price of $20.88 per right, which was the closing price of our Common Stock on the date of grant. One half of the named executives’ SARs vest in 25% increments on the first, second, third and fourth anniversaries of the grant date. The remaining one half of such SARs similarly vest in 25% increments on the first, second, third and fourth anniversaries of the grant date, but only if the closing price of our Common Stock achieves a specified price target during the preceding calendar year for twenty trading days during any sixty day trading day period. If our Common Stock does not achieve the specified price target during any such calendar year, the applicable portion of these performance-based SARs will be canceled. Each holder must further remain employed by us through each anniversary of the grant date in order to vest in the corresponding number of SARs. The SARs have a term of seven years. These SARs were approved on the grant date by our compensation committee.
On September 12, 2008, we granted 4,500 SARs under our 2005 Equity Incentive Plan to Mr. Davies. These SARs were granted to align his compensation with our other named executive officers. The SARs settle in cash and have an exercise price of $16.46 per right, which was the closing price of our Common Stock on the date of grant. One half of the SARs issued to Mr. Davies vest in 25% increments on the first, second, third and fourth anniversaries of the grant date. The remaining one half of such SARs similarly vest in 25% increments on the first, second, third and fourth anniversaries of the grant date, but only if the closing price of our Common Stock achieves a specified price target during the preceding calendar year for twenty trading days during any sixty day trading day period. If our Common Stock does not achieve the specified price target during any such calendar year, the applicable portion of these performance-based SARs will be canceled. Mr. Davies must further remain employed by us through each anniversary of the grant date in order to vest in the corresponding number of SARs. The SARs have a term of seven years. These SARs were approved on September 11, 2008 by our compensation committee.
During 2008, the SARs granted to Mr. Benac cancelled or expired due to his resignation.
The grant of SARs to Messrs. Unger, Cowan, Benac, Davies and Lullman was intended to provide long-term incentive in addition to the incentive provided by the stock options to reward those officers for appreciation in the price of our Common Stock and to further align the interests of our named executive officers with those of our stockholders.
Chief Executive Officer Restricted Stock. When Mr. Unger joined us at the time of our original formation, we entered into an employment agreement with Mr. Unger, which provided that Mr. Unger would be granted an option to purchase 2.0% of our outstanding common shares at a price equal to 2.0% of the common equity contribution by Mr. Carl Icahn at our formation. The agreement provided that this option would be exercisable at the time of our initial public offering. In anticipation of our initial public offering, we entered into a letter agreement with Mr. Unger that replaced any option grants to Mr. Unger under the original agreement. Pursuant to this letter agreement, we issued Mr. Unger 285,714 shares of our Common Stock upon the closing of our initial public offering. Certain of these shares were subject to vesting and transferability and other contractual restrictions at the time they were issued, but all 285,714 shares have since vested and are free of contractual restrictions. We filed a registration statement on Form S-8 with the SEC to cover the registration of 40% of these shares on August 15, 2006. We have agreed to include the balance of these shares in any registration statement we file on behalf of Mr. Carl Icahn with regard to the registration for sale of our shares held by Mr. Carl Icahn.

Other Employment Benefits. Our named executive officers are provided with a limited number of perquisites. In the case of country club and athletic club dues paid on behalf of certain named executive officers, we believe that these perquisites assist such officers in maintaining a presence in the community and with business development activities.
The Company provides the following, all of which is quantified in the table below entitled “All Other Compensation”:
•	Automobile allowances
•	Country club and athletic club dues
•	Reimbursements for taxes paid on reimbursed travel expenses considered as income
•	Various premiums on insurance policies
Our named executive officers have been and continue to be entitled to various other forms of compensation. These forms of compensation include but are not limited to the perquisites identified above, tax reimbursements, dividends on restricted stock, increases in actuarial estimated pension benefit value, matching contributions on executive deferrals to our 401(k) plan and other compensation amounts.
Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended, provides that compensation in excess of $1,000,000 paid to the chief executive officer or to any of the other four most highly compensated executive officers of a publicly held corporation will not be deductible for federal income tax purposes unless such compensation is paid pursuant to one of the enumerated exceptions set forth in Section 162(m). In general, stock options and SARs granted under our 2005 Equity Incentive Plan are intended to qualify under and comply with the “performance based compensation” exemption provided under Section 162(m), thus excluding from the Section 162(m) compensation limitation any income recognized by executives pursuant to such stock options and SARs. The compensation committee intends to review periodically the potential impacts of Section 162(m) on structuring and administering our compensation programs.
Compensation Committee Report
The compensation committee reviewed and discussed the above Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on the review and discussions, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.
Respectfully submitted by the Compensation Committee,
Brett Icahn
Vincent J. Intrieri

SUMMARY COMPENSATION TABLE
The following table summarizes the compensation of the named executive officers for the years ended December 31, 2008, 2007 and 2006. The named executive officers are Mr. Unger, Mr. Cowan, Mr. Benac, Mr. Davies and Mr. Lullman. Mr. Benac resigned as our senior vice president, chief financial officer and treasurer on June 16, 2008 and Mr. Davies was appointed to succeed Mr. Benac in that position on that same date. We have no other executive officers.

							Change in the
							Pension Value
							and Non-
					Non-Equity		qualified
			Stock	Option	Incentive Plan		Deferred		All Other
			Awards	Awards	Compensation		Compensation		Compensation
Name	Year	Salary($)	($)(1)	($)(2)	($)		($)		($)(3)	Total ($)
James J. Unger	2008	364,000	—	(11,935)	199,290		332,000		46,058	$929,413
President and Chief	2007	350,000	300,000	54,547	204,750		19,000		63,820	$992,117
Executive Officer	2006	350,000	5,700,000	—	210,000		24,000		74,728	$6,358,728

James Cowan	2008	312,000	—	201,852	142,350		—		32,204	$688,406
Executive Vice President and	2007	300,000	—	517,861	146,250		—		37,817	$1,001,928
Chief Operating Officer	2006	300,000	—	1,105,710	150,000		—		27,132	$1,582,842

Dale C. Davies (4)	2008	165,198	—	—	69,441		—		14,728	$249,367
Senior Vice President and Chief Financial Officer

Alan C. Lullman	2008	260,000	—	31,756	113,625		24,000		41,867	$471,248
Senior Vice President Sales,	2007	250,000	—	102,625	121,875		—	(5)	35,437	$509,937
Marketing and Services	2006	204,167	—	190,189	108,419		—		34,997	$537,772

William P. Benac	2008	119,167	—	(308,611)	—		—		48,004	$(141,440)
Former Senior Vice President and	2007	250,000	—	369,438	146,250		—		65,015	$830,703
Chief Financial Officer	2006	250,000	—	264,806	650,000	(6)	—		64,491	$1,229,297

(1)
Amounts shown do not reflect compensation actually received by Mr. Unger nor do they necessarily reflect the actual value that will be recognized by Mr. Unger. Instead, the amounts shown are the stock based compensation expense of restricted stock granted to Mr. Unger as determined pursuant to Statement of Financial Accounting Standards (SFAS) No. 123(R), Share-Based Payment, (SFAS 123(R)) which is a revision of SFAS No. 123 Accounting for Stock-Based Compensation, and supersedes APB No. 25, Accounting for Stock Issues to Employees (SFAS 123(R)). The assumptions used to calculate the value of restricted stock awards are set forth under Note 20 — Stock Based Compensation to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

(2)
Amounts shown do not reflect compensation actually received by the named executive officers nor do they necessarily reflect the actual value that will be recognized by the named executive officers. Instead, the amounts shown are the stock-based compensation expense of option awards and SAR awards granted to the named executive officers as determined pursuant to SFAS 123(R). Due to the decline in the price of our common stock during 2008, the fair value of SARs as calculated in accordance with SFAS 123(R) and the forfeiture of market based awards resulted in income being recognized. In addition, income was recognized on options and SARs as a result of Mr. Benac’s awards forfeiting due to his resignation in June 2008. The assumptions used to calculate the value of equity based awards are set forth under Note 20 — Stock-Based Compensation to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2008. The SFAS 123(R) value as of the grant date for stock option awards is expensed over the number of months of service required for the grant to become non-forfeitable. The SFAS 123(R) value for SARs awards is expensed over the number of months of service required for the grant to become non-forfeitable and are adjusted every period until settlement, cancellation or expiration occurs. The table below details the stock-based compensation income or expense we recognized in 2008, 2007 and 2006 relating to stock option and SAR awards.

		Options ($)	SARs ($)	Total ($)
James J. Unger	2008	—	(11,935)	(11,935)
	2007	—	54,547	54,547
	2006	—	—	—

James Cowan	2008	205,432	(3,580)	201,852
	2007	501,497	16,364	517,861
	2006	1,105,710	—	1,105,710

Dale C. Davies	2008	—	—	—

Alan C. Lullman	2008	35,336	(3,580)	31,756
	2007	86,261	16,364	102,625
	2006	190,189	—	190,189

William P. Benac	2008	(290,967)	(16,364)	(307,331)
	2007	353,074	16,364	369,438
	2006	264,806	—	264,806

(3)	See “All Other Compensation Table” below for amounts, which include perquisites, tax reimbursements, our match on executive contributions to our 401(k) plan and various other compensation amounts.

(4)	Mr. Davies replaced Mr. Benac as chief financial officer effective as of June 16, 2008, and became one of our named executive officers on such date.

(5)	Mr. Lullman’s pension benefits value decreased $9,000 during 2007.

(6)
Includes a bonus of $500,000 paid to Mr. Benac on April 22, 2007 as a result of the completion of our initial public offering in January 2006. See “Employment Agreements, William P. Benac,” below for more information about this bonus.

ALL OTHER COMPENSATION TABLE

								401(k)
		Perquisites and		Tax		Dividends on		Matching		Insurance
		Other Personal		Reimbursements		Restricted Stock		Contributions		Premiums
Name	Year	Benefits ($)		($)		($)		($)(1)		($)		Other ($)		Total ($)
James J. Unger	2008	27,967	(2)	—		—		6,900		11,191	(4)	—		$46,058
	2007	35,741	(2)	—		10,286	(3)	6,750		11,043	(4)	—		$63,820
	2006	35,097	(2)	—		22,286	(3)	6,600		10,745	(4)	—		$74,728

James Cowan	2008	22,032	(5)	—		—		6,900		3,272	(6)	—		$32,204
	2007	27,923	(5)	—		—		6,750		3,144	(6)	—		$37,817
	2006	23,988	(5)	—		—		—	(7)	3,144	(6)	—		$27,132

Dale C. Davies (8)	2008	7,177	(9)	—		—		4,956		2,595	(10)	—		$14,728

Alan C. Lullman	2008	29,924	(11)	—		—		5,850		6,093	(4)	—		$41,867
	2007	23,612	(11)	—		—		5,875		5,950	(4)	—		$35,437
	2006	24,638	(11)	—		—		5,156		5,203	(4)	—		$34,997

William P. Benac	2008	—		18,032	(12)	—		3,575		1,950	(10)	24,447	(13)	$48,004
	2007	—		23,323	(12)	—		6,750		3,322	(10)	31,620	(13)	$65,015
	2006	—		23,274	(12)	—		5,975		3,689	(10)	31,553	(13)	$64,491

(1)	These amounts represent our matching contributions to each named executive officers’ 401(k) plan account equal to 50% of deferrals up to a maximum of 6% of covered compensation.

(2)
Includes payments we made on behalf of Mr. Unger of $24,021 for car allowance (and related tax reimbursements) and $3,946 for various club memberships in 2008, $28,765 for car allowance and $6,976 for various club memberships in 2007 and $26,422 for car allowance and $8,675 for various club memberships in 2006.

(3)
Represents dividends earned on restricted stock that was granted to Mr. Unger in connection with our initial public offering. For further description of this grant, see “Chief Executive Officer Restricted Stock” above.

(4)
These amounts represent the taxable income related to payment of premiums for group term life insurance, personal liability umbrella insurance and executive survivor insurance for the benefit of the employees. The executive survivor insurance plan was terminated as of December 31, 2008.

(5)
Includes payments we made on behalf of Mr. Cowan of $14,412 for car allowance (and related tax reimbursements) and $7,620 for country club dues in 2008, $20,603 for car allowance and $7,320 for country club dues in 2007 and $16,668 for car allowance and $7,320 for country club dues in 2006.

(6)	These amounts represent the taxable income related to payment of premiums for group term life insurance for the benefit of Mr. Cowan.

(7)	Mr. Cowan was not eligible for the Company 401(k) matching contributions until January 1, 2007 (after completing one full year of full time employment).

(8)	Mr. Davies replaced Mr. Benac as chief financial officer effective as of June 16, 2008, and became one of our named executive officers on such date.

(9)	Includes payments we made on behalf of Mr. Davies of $7,177 for car allowance (and related tax reimbursements) in 2008.

(10)	These amounts represent the taxable income related to payment of premiums for group term life insurance and personal liability umbrella insurance for the benefit of the employee.

(11)
Includes payments we made on behalf of Mr. Lullman of $27,961 for car allowance (and related tax reimbursements) and $1,963 for country club dues in 2008, $22,092 for car allowance and $1,520 for athletic club dues in 2007 and $24,638 for car allowance in 2006.

(12)	Represents living and commuting expenses that were incurred as a result of Mr. Benac’s travel to and from Dallas, Texas that were not deductible business expenses under federal tax law.

(13)	Represents a payment made to Mr. Benac for reimbursement of taxes owed as a result of additional compensation for commuting expenses to and from Dallas, Texas.
Employment Agreements. In order to attract and retain qualified executives, from time to time we have entered into employment agreements with our named executive officers. The employment agreements described below were in place for all or part of our fiscal year ended December 31, 2008.
James J. Unger. In November 2005, we entered into an employment agreement with Mr. Unger, our former president and chief executive officer. The agreement, which was effective on the closing of our initial public offering on January 24, 2006, provided that Mr. Unger would serve as our president and chief executive officer for an initial one year term. Thereafter, the agreement could be extended, at the discretion of our board of directors, for two additional one year terms. Both additional one year extensions were granted. Thus, the term of Mr. Unger’s employment agreement extended through January 24, 2009, upon which date it expired by its terms. Mr. Unger resigned as our president and chief executive officer effective as of April 1, 2009 and Mr. Cowan was appointed to succeed Mr. Unger in that position on that same date. Mr. Unger remains a member of our board of directors and effective as of April 1, 2009, was appointed vice chairman of the board. Mr. Unger also became a consultant to the Company effective as of April 1, 2009. See “Transactions with Related Persons — Certain Transactions Involving James J. Unger,” below, for details regarding fees payable to Mr. Unger in his role as vice chairman of our board of directors and as a consultant.
Under the terms of the employment agreement, Mr. Unger’s base salary was $350,000. Effective January 1, 2008, the compensation committee granted a 4% raise in the base salaries of all named executive officers. Accordingly, Mr. Unger’s base salary in 2008 was $364,000.
In addition, Mr. Unger was eligible to receive an annual bonus, as determined by our board of directors, in its sole discretion, from year to year. The employment agreement also provided that Mr. Unger was entitled to receive health care, vacation, 401(k) participation, transportation and other similar benefits we offer our senior executives. If Mr. Unger had been terminated without cause (as defined in the agreement) or resigned for good reason (as defined in the agreement), then we would have paid him, in addition to any unpaid and earned base salary and bonus, the base salary Mr. Unger would have earned through the end of his term, as extended, if applicable, by our board of directors. As Mr. Unger resigned, other than for good reason (as defined in the agreement), these payments will not be made.

Mr. Unger’s employment agreement contained non-competition, non-solicitation and confidentiality provisions. The non-competition and non-solicitation provisions prohibit Mr. Unger from directly or indirectly competing with us, or soliciting our employees as long as he is our employee and generally for a one-year period thereafter.
In connection with the employment agreement, we also entered into a letter agreement with Mr. Unger that replaced any option grants to Mr. Unger under his prior employment agreement, as described above under “Chief Executive Officer Restricted Stock.”
James Cowan. In December 2005, we entered into an employment agreement with Mr. Cowan to serve as our executive vice president and chief operating officer through December 31, 2008, unless earlier terminated pursuant to the agreement. Mr. Cowan’s employment agreement expired based upon its terms on December 31, 2008. As of the date of this proxy statement, we have not entered into a new employment agreement with Mr. Cowan.
Under the terms of the agreement, Mr. Cowan was entitled to receive a base salary at an annual rate of $300,000. Effective January 1, 2008, the compensation committee granted a 4% raise in the base salaries of all named executive officers. Accordingly, Mr. Cowan’s base salary for 2008 was $312,000.
Mr. Cowan was also entitled to an annual bonus for each calendar year of employment ending on or after December 31, 2006 of up to 50% of his then applicable base salary, provided certain performance targets established by our board of directors were achieved.
In addition to the compensation described above and pursuant to the terms of his employment agreement, on the pricing of our initial public offering of Common Stock in January 2006, we granted Mr. Cowan options to purchase 249,160 shares of Common Stock. The exercise price of the options is $21.00, the fair market value of our Common Stock at the time of grant.
The employment agreement also provided that Mr. Cowan was eligible to participate in all health care, group term life insurance, group long-term disability insurance, 401(k) participation, vacation and other similar benefits we offer our senior executives. In addition, he was reimbursed for the reasonable use of an automobile and for the payment of reasonable country club dues (excluding initiation fees) on terms consistent with our other senior executives.
Mr. Cowan was entitled to terminate the agreement upon 30 days’ written notice. We could also terminate Mr. Cowan’s employment at any time, with or without cause (as defined in the agreement). If Mr. Cowan’s employment had been terminated due to death or disability, he would have been entitled to receive earned and accrued base salary and unreimbursed business expenses due and unpaid as of the date of his termination, bonus compensation earned and due with respect to a completed calendar year but not paid as of the date of termination, and a pro-rated portion of his bonus compensation payable for any incomplete calendar year.
If Mr. Cowan had been terminated without cause (as defined in the agreement), he would have been entitled to receive earned and accrued base salary and unreimbursed business expenses due and unpaid as of the date of his termination, bonus compensation earned and due with respect to a completed calendar year but not paid as of the date of termination, a pro-rated portion of his bonus compensation payable for any incomplete calendar year and, in addition, a continuation of the payment of the base salary he would have earned through December 31, 2008 had he continued to be employed by us through such date. If Mr. Cowan had resigned or if we had terminated Mr. Cowan for cause (as defined in the agreement), he would have been entitled to receive earned and accrued base salary and unreimbursed business expenses due and unpaid as of the date of his termination.
Mr. Cowan’s employment agreement contained non-competition and non-solicitation provisions that prohibit Mr. Cowan from directly or indirectly competing with us during the term of his employment and generally for a one-year period thereafter. Mr. Cowan’s employment agreement also contained provisions requiring him to protect confidential information during his employment and at all times thereafter.

Effective April 1, 2009, Mr. Cowan succeeded Mr. Unger as our president and chief executive officer. In connection with this promotion, Mr. Cowan’s base salary was increased from $312,000 to $350,000 and his annual bonus target, as a percentage of salary, was increased from 50% to 60%.
Dale C. Davies. Mr. Davies was appointed to succeed Mr. Benac as our senior vice president, chief financial officer and treasurer on June 16, 2008, following Mr. Benac’s resignation on that same date. Mr. Davies served us on an at-will basis through September 12, 2008, when we entered into an employment agreement with Mr. Davies to serve as our senior vice president, chief financial officer and treasurer. The term of Mr. Davies’ employment agreement was effective as of September 1, 2008 and will continue through September 1, 2011, unless earlier terminated pursuant to the agreement.
Under the terms of the agreement, Mr. Davies is entitled to a base salary at an annual rate of $185,000 per year. Mr. Davies is also entitled to an annual bonus for each calendar year of employment ending on or after December 31, 2008 of up to 50% of his then applicable base salary, provided certain objective performance targets established by our board of directors are achieved. Effective as of April 1, 2009, the compensation committee approved an increase to Mr. Davies’ base salary to $205,000.
Mr. Davies is entitled to receive health care, group term life insurance, group long-term disability insurance, 401(k) participation, vacation, and other similar employee benefits we generally provide to our senior employees. In addition, he will be reimbursed for the reasonable use of an automobile on terms consistent with other senior employees.
The agreement shall terminate and Mr. Davies’ employment shall end upon his death or disability, if Mr. Davies resigns for good reason (as defined in the agreement) or if we discharge Mr. Davies with or without cause (as defined in the agreement), which we may do at any time.
If Mr. Davies’ employment is terminated due to death or disability, he is entitled to receive earned and accrued base salary and unreimbursed business expenses due and unpaid as of the date of his termination, bonus compensation earned and due with respect to a completed calendar year but not paid as of the date of termination, and a pro-rated portion of his bonus compensation payable for any incomplete calendar year.
If Mr. Davies is terminated without cause (as defined in the agreement) or if he terminates the agreement for good reason (as defined in the agreement), he is entitled to receive (i) earned and accrued base salary and unreimbursed business expenses due and unpaid as of the date of his termination, (ii) bonus compensation earned and due with respect to a completed calendar year but not paid as of the date of termination, (iii) a pro-rated portion of his bonus compensation payable for any incomplete calendar year and (iv) a continuation of the payment of the base salary he would have earned through September 1, 2011 had he continued to be employed by us through such date. We are entitled to an offset of the continuation payments under clause (iv) above on account of any remuneration or other benefit attributable to any subsequent employment that Mr. Davies may obtain.
Mr. Davies’ employment agreement contains non-competition and non-solicitation provisions that prohibit Mr. Davies from directly or indirectly competing with us during the term of his employment and generally for a one-year period thereafter. Mr. Davies’ employment agreement also contains provisions requiring him to protect confidential information during his employment and at all times thereafter.
Alan C. Lullman. In March 2007, we entered into an employment agreement with Mr. Lullman to serve as senior vice president sales, marketing and services. The term of Mr. Lullman’s employment agreement began on January 1, 2007 and will continue through December 31, 2009, unless earlier terminated pursuant to the agreement. Under the terms of the agreement, Mr. Lullman receives a base salary at an annual rate of $250,000 per year. Mr. Lullman is also entitled to an annual bonus for each calendar year of employment ending on or after December 31, 2007 of up to 50% of his then applicable base salary, provided certain objective performance targets established by our board of directors are achieved. Effective January 1, 2008, the compensation committee granted a 4% raise in the base salaries of all named executive officers. Accordingly, Mr. Lullman’s current base salary is $260,000.
Mr. Lullman is entitled to receive health care, group term life insurance, group long-term disability insurance, 401(k) participation, vacation, and other similar employee benefits we generally provide to our senior employees. In addition, he will be reimbursed for the reasonable use of an automobile and for the payment of reasonable athletic club dues (excluding initiation fees) on terms consistent with other senior employees.

The agreement shall terminate and Mr. Lullman’s employment shall end upon his death or disability, if Mr. Lullman resigns for good reason (as defined in the agreement) or if we discharge Mr. Lullman with or without cause (as defined in the agreement), which we may do at any time.
If Mr. Lullman’s employment is terminated due to death or disability, he is entitled to receive earned and accrued base salary and unreimbursed business expenses due and unpaid as of the date of his termination, bonus compensation earned and due with respect to a completed calendar year but not paid as of the date of termination, and a pro-rated portion of his bonus compensation payable for any incomplete calendar year.
If Mr. Lullman is terminated without cause (as defined in the agreement) or if he terminates the agreement for good reason (as defined in the agreement), he is entitled to receive (i) earned and accrued base salary and unreimbursed business expenses due and unpaid as of the date of his termination, (ii) bonus compensation earned and due with respect to a completed calendar year but not paid as of the date of termination, (iii) a pro-rated portion of his bonus compensation payable for any incomplete calendar year and (iv) a continuation of the payment of the base salary he would have earned through December 31, 2009 had he continued to be employed by us through such date. We are entitled to an offset of the continuation payments under clause (iv) above on account of any remuneration or other benefit attributable to any subsequent employment that Mr. Lullman may obtain.
Mr. Lullman’s employment agreement contains non-competition and non-solicitation provisions that prohibit Mr. Lullman from directly or indirectly competing with us during the term of Mr. Lullman’s employment and generally for a one-year period thereafter. Mr. Lullman’s employment agreement also contains provisions requiring Mr. Lullman to protect confidential information during Mr. Lullman’s employment and at all times thereafter.
William P. Benac. In July 2005, we entered into an employment agreement with William P. Benac to serve as our chief financial officer for a period of one year. The agreement was effective as of April 22, 2005, and automatically renewed for successive one-year terms unless terminated by either party at least 180 days before the expiration of the then applicable term. With renewals, the agreement was effective through April 22, 2008. On October 23, 2007 we notified Mr. Benac that we were not renewing his existing employment agreement beyond April 22, 2008. The notification was given pursuant to the notice provisions of the employment agreement. Mr. Benac resigned effective as of June 16, 2008 and Mr. Davies was appointed to succeed Mr. Benac as our senior vice president, chief financial officer and treasurer on that same date.
Under the terms of Mr. Benac’s agreement, he received a minimum annual base salary of $250,000. Criteria for cash bonuses that were awarded following 2005 were subject to negotiation and were determined during the first quarter of each calendar year the agreement was effective. The target bonus amounts during each year were not less than $150,000. Effective January 1, 2008, the compensation committee granted a 4% raise in the base salaries of all named executive officers. Accordingly, Mr. Benac’s base salary was $260,000.
In addition to the salary and bonus compensation described above, Mr. Benac received a one-time special cash bonus of $500,000 on April 22, 2007, because we issued Common Stock to the public in an offering registered with the SEC. In addition, under the terms of his employment agreement, if we terminated Mr. Benac’s employment other than for cause, death or disability, or if he terminated his employment for good reason, he would have been entitled to receive a lump sum severance payment of $200,000. Mr. Benac’s right to any severance would have immediately terminated if his employment was terminated for cause or he resigned without good reason.
Under the terms of his employment agreement, Mr. Benac was entitled to be reimbursed for reasonable and necessary business related expenses, including those expenses associated with commuting from Dallas to our headquarters in St. Charles, Missouri, such as air and car travel and reasonable living expenses. He was eligible to participate in all health care, group term life insurance, group long-term disability insurance, 401(k) participation, vacation and other similar employee benefits we offer our senior executives. Mr. Benac’s employment agreement also contained provisions requiring him to protect our confidential information during his employment and at all times thereafter.
Under the terms of his employment agreement, Mr. Benac could have terminated his employment for good reason (as defined in the agreement) upon at least 30 days’ prior written notice to us, or without good reason (as defined in the agreement) upon at least 60 days’ prior written notice to us. We could have terminated Mr. Benac’s employment without cause (as defined in the agreement) upon 30 days’ prior written notice or immediately for cause (as defined in the agreement) or upon his death or disability.

In addition to the compensation described above, in April 2006, we granted Mr. Benac options to purchase 75,000 shares of Common Stock. The exercise price of the options was $35.69, the fair market value of our Common Stock at the time of grant.
The agreement that describes the terms and conditions of the option to purchase 75,000 shares of our Common Stock contained non-competition and non-solicitation provisions that prohibit Mr. Benac from directly or indirectly competing with us during the term of his employment and generally for a one-year period thereafter.
All of the SARs and stock options granted to Mr. Benac cancelled in 2008 due to his resignation.
2008 GRANTS OF PLAN-BASED AWARDS TABLE

					All Other Option
	Grant Dates				Awards: Number of
	of Equity	Estimated Future Payouts Under Non-Equity			Securities	Exercise or Base	Fair Value of
	Based	Incentive Plan Awards (1)			Underlying Awards	Price of Option	Option Awards
Name	Awards	Threshold ($)	Target ($)	Maximum ($)	(#)	Awards ($/Sh)	($)

James J. Unger	4/28/2008	—	—	—	50,000	$20.88	$72,000	(2)

James J. Unger	—	—	218,400	—	—	—	—

James Cowan	4/28/2008	—	—	—	15,000	$20.88	$21,600	(2)

James Cowan	—	—	156,000	—	—	—	—

Dale C. Davies	4/28/2008	—	—	—	10,500	$20.88	$15,120	(2)

Dale C. Davies	9/12/2008	—	—	—	4,500	$16.46	$9,720	(3)

Dale C. Davies	—	—	92,500	—	—	—	—

Alan C. Lullman	4/28/2008	—	—	—	15,000	$20.88	$21,600	(2)

Alan C. Lullman	—	—	130,000	—	—	—	—

William P. Benac	—	—	156,000	—	—	—	—

(1)
Amounts shown reflect target bonus amounts for performance in 2008 based upon our bonus plan. Based on our 2008 results, the percentage return on net assets and EBITDA targets were partially achieved. Bonuses paid in March 2009 for 2008 performance amounted to $199,290 for Mr. Unger, $142,350 for Mr. Cowan, $69,441 for Mr. Davies and $113,625 for Mr. Lullman. Mr. Davies’ bonus was pro-rated from June 16, 2008 to December 31, 2008. Mr. Benac did not receive a bonus for performance in 2008 due to his resignation effective June 16, 2008. Bonus targets were determined based upon a percentage of base salary as in effect on December 31, 2008. See the “Compensation Discussion and Analysis” section above for further discussion on the determination and payout of bonuses for 2008.

(2)
On April 28, 2008, our compensation committee approved a total of 269,900 SARs under our 2005 Equity Incentive Plan, which SARs were granted effective on the same day. One half of the SARs granted to Messrs. Unger, Cowan, Davies and Lullman vest in 25% increments on the first, second, third and fourth anniversaries of the grant date. The remaining one half of such SARs similarly vest in 25% increments on the first, second, third and fourth anniversaries of the grant date, but only if the closing price of the Company’s common stock achieves a specified price target during the preceding calendar year for twenty trading days during any sixty day trading day period. If the Company’s common stock does not achieve the specified price target during any such calendar year, the applicable portion of these performance-based SARs will be canceled. These SARs have a seven year term and settle in cash.

The last column on the right represents the aggregate SFAS 123(R) value of SARs granted. The per-SAR SFAS 123(R) value was $1.44 (as of December 31, 2008) for each right issued to Messrs. Unger, Cowan, Davies and Lullman. The assumptions used to calculate the value of SARs awards are set forth under Note 20 — Stock Based Compensation to our consolidated financial statements included in the Annual Report on Form 10-K for our fiscal year ended December 31, 2008. The SFAS 123(R) value for SARs awards is expensed over the number of months of service required for the grant to become non-forfeitable and is adjusted every period until settlement, cancellation or expiration occurs. Amounts shown do not reflect compensation actually received by the named executive officers nor does it necessarily reflect the actual value that will be recognized by the named executive officers. Instead, the amounts shown are the stock based compensation expense of SARs granted to the named executive officers as determined pursuant to SFAS 123(R).

(3)
On September 11, 2008, our compensation committee approved the grant of 4,500 SARs under our 2005 Equity Incentive Plan to Mr. Davies, which SARs were granted effective on September 12, 2008. These SARs were granted to align Mr. Davies’ compensation with our other named executive officers. One half of these SARs vest in 25% increments on the first, second, third and fourth anniversaries of the grant date. The remaining one half of such SARs similarly vest in 25% increments on the first, second, third and fourth anniversaries of the grant date, but only if the closing price of the Company’s common stock achieves a specified price target during the preceding calendar year for twenty trading days during any sixty day trading day period. If the Company’s common stock does not achieve the specified price target during any such calendar year, the applicable portion of these performance-based SARs will be cancelled. These SARs have a seven year term and settle in cash.

The last column on the right represents the aggregate SFAS 123(R) value of SARs granted. The per-SAR SFAS 123(R) value was $2.16 (as of December 31, 2008) for each right issued to Mr. Davies. The assumptions used to calculate the value of option awards are set forth under Note 20 — Stock Based Compensation to our consolidated financial statements included in the Annual Report on Form 10-K for our fiscal year ended December 31, 2008. The SFAS 123(R) value for SARs awards is expensed over the number of months of service required for the grant to become non-forfeitable and are adjusted every period until settlement, cancellation or expiration occurs. Amounts shown do not reflect compensation actually received by the named executive officers nor does it necessarily reflect the actual value that will be recognized by the named executive officers. Instead, the amounts shown are the stock based compensation expense of SARs granted to the named executive officers as determined pursuant to SFAS 123(R).

Our compensation committee chose to grant SARs to these officers to align their interests with those of our stockholders and give them a vested interest in the long term success of the company. No other timing constraints were used or applied when issuing stock-based compensation.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying		Option	Option
	Unexercised	Unexercised		Award	Award
	Option Awards	Option Awards		Exercise	Expiration
Name	(#) Exercisable	(#) Unexercisable		Price ($)	Date
James J. Unger (1)	—	43,750	(2)(3)	$20.88	4/28/2015
	12,500	37,500	(4)(5)	$29.49	4/4/2014

James Cowan	—	13,125	(3)(6)	$20.88	4/28/2015
	3,750	11,250	(5)(7)	$29.49	4/4/2014
	136,107	83,053	(8)(9)	$21.00	1/19/2011

Dale C. Davies	—	3,938	(10)(11)	$16.46	9/12/2015
	—	9,188	(3)(12)	$20.88	4/28/2015
	2,625	7,875	(5)(13)	$29.49	4/4/2014
	7,143	7,143	(8)(9)	$21.00	1/19/2011

Alan C. Lullman	—	13,125	(3)(6)	$20.88	4/28/2015
	3,750	11,250	(5)(7)	$29.49	4/4/2014
	19,047	14,286	(8)(9)	$21.00	1/19/2011

William P. Benac	—	—	(14)	$—	—

(1)
The terms of Mr. Unger’s SARs awards were modified by our compensation committee effective as of April 1, 2009 in conjunction with Mr. Unger resigning as our president and chief executive officer on that date and on the same day assuming a role as a consultant to us. The modification to the SARs provides that Mr. Unger shall be deemed to be employed by us for so long as he continuously serves as a consultant to us without regard to Mr. Unger’s service on our board of directors. In all other respects, the terms of the SARs continue unchanged. As a result of this modification, for so long as Mr. Unger remains a consultant to us, Mr. Unger’s rights under the SARs shall continue as if he remained our employee.

(2)
6,250 of the 50,000 SARs granted on April 28, 2008 were canceled as of December 31, 2008 due to the specified stock performance target not being met. 6,250 of these SARs become exercisable on April 28, 2009.

(3)
On April 28, 2008, Messrs. Unger, Cowan, Davies and Lullman were granted 50,000, 15,000, 10,500 and 15,000 SARs, respectively. One half of such SARs vest in 25% increments on the first, second, third and fourth anniversaries of the grant date. The remaining one half of such SARs similarly vest in 25% increments on the first, second, third and fourth anniversaries of the grant date, but only if the closing price of the Company’s common stock achieves a specified price target during the preceding calendar year for twenty trading days during any sixty day trading day period. If the Company’s common stock does not achieve the specified price target during any such calendar year, the applicable portion of these performance-based SARs will be canceled. These SARs expire on the date shown above, which is the seventh anniversary of their grant.

(4)	12,500 of these SARs became exercisable on April 4, 2009.

(5)
SARs granted on April 4, 2007 vest and become exercisable in equal installments on the first, second, third and fourth anniversary of their grant, and expire on the date shown above, which is the seventh anniversary of their grant.

(6)
1,875 of the 15,000 SARs granted on April 28, 2008 were canceled as of December 31, 2008 due to the specified stock performance target not being met. 1,875 of these SARs become exercisable on April 28, 2009.

(7)	3,750 of these SARs became exercisable on April 4, 2009.

(8)
Options granted on January 19, 2006 vest and become exercisable in equal installments (subject to rounding) on the first, second and third anniversary of their grant, and expire on the date shown above, which is the fifth anniversary of their grant.

(9)	The remaining options became exercisable on January 19, 2009.

(10)
On September 12, 2008, Mr. Davies was granted 4,500 SARs. The compensation committee approved the grant on September 11, 2008. One half of such SARs vest in 25% increments on the first, second, third and fourth anniversaries of the grant date. The remaining one half of such SARs similarly vest in 25% increments on the first, second, third and fourth anniversaries of the grant date, but only if the closing price of the Company’s common stock achieves a specified price target during the preceding calendar year for twenty trading days during any sixty day trading day period. If the Company’s common stock does not achieve the specified price target during any such calendar year, the applicable portion of these performance-based SARs will be canceled. These SARs expire on the date shown above, which is the seventh anniversary of their grant.

(11)	562 of the 4,500 SARs granted on September 12, 2008 were canceled as of December 31, 2008 due to the specified stock performance target not being met.

(12)
1,312 of the 10,500 SARs granted on April 28, 2008 were canceled as of December 31, 2008 due to the specified stock performance target not being met. 1,312 of these SARs become exercisable on April 28, 2009.

(13)	2,625 of these SARs became exercisable on April 4, 2009.

(14)	All of Mr. Benac’s awards canceled or expired during 2008 due to his resignation.

2008 OPTION EXERCISES AND STOCK VESTED
During 2008, no stock awards vested and no option awards were exercised.
2008 PENSION AND POSTRETIREMENT BENEFITS

			Present Value
		Number of	of	Payments
		Years Credited	Accumulated	During Last
Name	Plan Name	Service (#)	Benefit ($)	Fiscal Year ($)
James J. Unger	Supplemental Executive Retirement Plan	26	1,231,000	—
	Postretirement Health Insurance Benefits	—	7,000	—
	Pension Plan (1)	26	1,149,000	—
	Executive Survivor Insurance Plan (2)	—	—	—

Alan C. Lullman	Pension Plan (1)	24	335,000	—
	Postretirement Health Insurance Benefits	—	19,000	—
	Executive Survivor Insurance Plan (2)	—	—	—

(1)	Messrs. Unger and Lullman are eligible for benefits under a pension plan, the benefits of which are to be funded by ACF Industries LLC as described below.

(2)	This plan was terminated along with the postretirement life insurance plan as of December 31, 2008.
Pension Plan. Funding of the benefits for the pension plan described here is the responsibility of ACF. Mr. Unger and Mr. Lullman are entitled to pension benefits under the Employees’ Retirement Plan of ACF Industries LLC. Each executive’s benefit under the retirement plan is based on 2.25% of average annual compensation for each year of service after April 30, 1981; plus the highest of the executive’s annual compensation for five consecutive years of employment prior to May 1, 1981 that results in the highest such average multiplied by number of years of service completed prior to May 1, 1981; plus a fixed dollar amount. This fixed dollar amount is $12,800 for Mr. Unger and $6,108 for Mr. Lullman. For purposes of this plan, years of service include years of service with both ACF and us. This total is then reduced by an amount equal to 0.5% of the executive’s covered compensation multiplied by the number of years of service up to 35. The benefits under this plan were frozen effective as of March 31, 2004. As a result, no additional benefits are accruing under this plan. The benefits under the ACF retirement plan are generally paid monthly for the life of the executive, following retirement in the form of a joint and survivor annuity. As most recently determined by the actuaries for the retirement plan, based on the credited years of service shown above, the estimated annual pension in the form of a joint and survivor annuity commencing at age 61 and 62, respectively, for each of the named executives is as follows: Mr. Unger: $91,610 and Mr. Lullman: $45,361. These named executives are fully vested in their retirement plan benefits.
We entered into an agreement, effective December 1, 2005, with ACF for allocating the assets and liabilities of the pension benefit plans retained by ACF in the 1994 ACF asset transfer (as defined below under “Supplemental Executive Retirement Plan”) in which some of our employees were participants, which relieved us of our further employee benefit reimbursement obligations to ACF under the 1994 ACF asset transfer agreement. The principal employee benefit plans affected by this arrangement are two ACF sponsored pension plans, known as the ACF Employee Retirement Plan and the ACF Shippers Car Line Pension Plan, and certain ACF sponsored retiree medical and retiree life insurance plans. Under the arrangement, in exchange for our payment to ACF of approximately $9.2 million and us becoming the sponsoring employer under the ACF Shippers Car Line Pension Plan, including the assumption of all obligations for our and ACF’s employees under that plan, we ceased to be a participating employer under the ACF Employee Retirement Plan and were relieved of all further reimbursement and funding obligations, including for our employees, under that plan. The payment of approximately $9.2 million, which was made by us to ACF, represents our and ACF’s estimate of the payment required to be made by us to achieve an appropriate allocation of the assets and liabilities of the benefit plans accrued after the 1994 ACF asset transfer, with respect to each of our and ACF’s employees in connection with the two plans. This allocation was determined in accordance with the actuarial calculations that would be required to be used by us and ACF in allocating plan assets and liabilities at such time as we cease to be a member of ACF’s controlled group.

Executive Survivor Insurance Plan.  We provide an executive survivor insurance plan for certain of our named executive officers who had one year of continuous service prior to March 31, 2004. This plan provides life insurance benefits to the qualified spouse of a named executive officer upon his death during his employment or following retirement at or after age 55. We have purchased a group term life insurance policy to off-set the cost of providing this benefit. Benefits payable under this plan are separate from any benefit payable under our retirement plans. If the named executive officer retires and dies after attaining age 55, then his qualified spouse is entitled to a monthly benefit equal to what would have been payable under our retirement plan if the named executive officer had retired with a 50% joint and survivor benefit. If the named executive officer dies while actively employed and before attaining age 55, then his qualified spouse is entitled to a monthly benefit equal to 20% of the named executive officer’s salary, reduced by any amount payable under the survivor provisions of our retirement plan. If the named executive officer dies while actively employed and on or after attaining age 55, then his qualified spouse is entitled to a benefit equal to the greater of (a) the benefit described in the preceding sentence (for death while employed and not yet age 55) and (b) the amount determined as if the named executive officer had retired on the first day of the month coincident with or next following the date of death. In no event may the amounts paid under this plan exceed $6,500 per month. This plan was terminated as of December 31, 2008.
Postretirement Obligations. We also provide postretirement health and life insurance benefits for certain of our named executive officers who had one year of continuous service prior to March 31, 2004. Our named executive officers may become eligible for these benefits if they retire after attaining age 55 with 10 years of service. Benefits received under this plan include health coverage and life insurance coverage. The postretirement life insurance plan was terminated as of December 31, 2008. We have reserved the right to amend, modify or terminate the remaining postretirement health insurance plan.
2008 NON-QUALIFIED DEFERRED COMPENSATION TABLE

	Executive	Registrant	Aggregate	Aggregate /	Aggregate
	Contributions in	Contributions in	Earnings in Last	Withdrawals /	Balance in Last
Name	Last FY ($)	Last FY ($)	FY ($)	Distributions ($)	FY ($)(1)
James J. Unger	—	—	—	—	1,231,000

(1)	Represents the present value of the accrued benefit as of December 31, 2008.
Supplemental Executive Retirement Plan.  Mr. Unger is entitled to benefits from a supplemental executive retirement plan, or SERP. The SERP benefit is generally equal to the benefit that would be provided under the Employees’ Retirement Plan of ACF, if certain Internal Revenue Code limits and exclusions from compensation under the retirement plan did not apply, less the actual benefit payable under the ACF retirement plan. ACF is responsible for payment of that portion of Mr. Unger’s SERP benefit related to service with ACF prior to our acquisition, in 1994, of properties and assets used in ACF’s railcar components manufacturing business and its railcar servicing business at specified locations, and certain intellectual property rights associated with the transferred assets and businesses, as well as specified assets used in the manufacture and sale of industrial size mixing bowls (the “1994 ACF asset transfer”). We are responsible for payment of that portion of the benefit related to service with us after the 1994 ACF asset transfer. The SERP benefits were frozen effective as of March 31, 2004. As a result, no further benefits are accruing under the SERP. These benefits are generally paid at the same time and in the same form as the participant’s benefit under the retirement plan.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
We describe the triggering events that may result in payments of compensation and other benefits to each of our named executive officers upon termination or upon a change in control under “Employment Agreements” above. The table below quantifies the payments, other than accrued liabilities and benefits described above, that would have been payable to our named executive officers if they had been terminated on December 31, 2008.

	Termination
Executive	Payment (1)
James J. Unger	$23,934	(2)

James Cowan	$—	(3)

Dale C. Davies	$493,333	(4)

Alan C. Lullman	$260,000	(5)

(1)
Upon a termination that would give rise to termination payments as described in the footnotes below, the executives would also be entitled to receive bonuses, if any, that are then earned and unpaid. For 2008, we awarded bonuses under our target bonus plan of $199,290, $142,350, $69,441 and $113,625 to each of Messrs. Unger, Cowan, Davies and Lullman, respectively. These bonuses were determined by our compensation committee in March 2009. The compensation committee retains sole discretion over all matters relating to such bonus payments, including, without limitation, the decision to pay any bonuses, the amount of each bonus, if any, the ability to increase or decrease any bonus payment and make changes to any performance measures or targets, and discretion over the payment of partial awards in the event of employment termination.

(2)
This amount represents a continuation of base salary (as in effect as of December 31, 2008) of $364,000 through the end of Mr. Unger’s applicable employment term (January 24, 2009), pursuant to the terms of his employment agreement, payable upon termination without cause or resignation for good reason, as each such term is defined in Mr. Unger’s employment agreement. Effective as of April 1, 2009, Mr. Unger resigned other than for “good reason” and thus no termination payments were or are due.

(3)	Mr. Cowan’s employment agreement expired on December 31, 2008.

(4)
This amount represents a continuation of base salary (as in effect as of December 31, 2008) of $185,000 per year through the end of Mr. Davies’ then-applicable employment term (September 1, 2011), pursuant to the terms of his employment agreement, payable upon termination without cause or resignation for good reason, as each such term is defined in Mr. Davies’ employment agreement.

(5)
This amount includes a continuation of base salary (as in effect as of December 31, 2008) of $260,000 per year through the end of Mr. Lullman’s employment term (December 31, 2009), payable upon termination without cause, as such term is defined in Mr. Lullman’s employment agreement.

DIRECTOR COMPENSATION TABLE
Each director is entitled to reimbursement for out-of-pocket expenses incurred for each meeting of the full board or a committee of the board attended. The annual compensation for our independent directors is $30,000. In addition, each independent director is entitled to receive $1,000 for each board or committee meeting attended and an annual stipend of $5,000 if he is a chairperson of a committee. Non-independent members of our board of directors and directors affiliated with Mr. Carl Icahn were not paid any compensation for serving on our board of directors in 2008. See “Transactions with Related Persons – Certain Transactions Involving James J. Unger,” below, for details regarding fees payable to Mr. Unger, effective as of April 1, 2009, in his role as vice chairman of our board of directors.
The following table discloses the fees earned by or paid to our directors in 2008.

	Fees earned or
Name	paid in cash ($)	Total ($)
Harold First	$45,000	$45,000

James C. Pontious	$40,000	$40,000

James M. Laisure	$40,000	$40,000
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table discloses the securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2008.

Number of securities
	Number of		remaining
	securities to		available for
	be issued		future issuance
	upon	Weighted-average	under equity
	exercise of	exercise price of	compensation
	outstanding	outstanding	plans (excluding
	options, warrants	options, warrants	securities reflected
	and rights	and rights	in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	390,353	$21.00	515,124
Equity compensation plans not approved by security holders	—	—	—
Total	390,353	$21.00	515,124	(1)

(1)	As of April 15, 2009, 515,124 shares of our Common Stock remain available for issuance under our 2005 Equity Incentive Plan, as amended.
TRANSACTIONS WITH RELATED PERSONS
Other than the transactions described below, for the last fiscal year there has not been, nor is there currently proposed, any “transaction,” as defined by the SEC:
•	to which we are or will be a participant

•	in which the amount involved exceeded or will exceed $120,000; and

•	in which any “related person,” as defined by the SEC, had or will have a direct or indirect material interest.
We believe that each of the transactions described below is on terms no less favorable to us than could have been obtained from unaffiliated third parties. Although we do not have a separate conflicts policy, we intend to comply with applicable law with respect to transactions involving potential conflicts. Delaware law requires that all transactions between us and any director or executive officer are subject to full disclosure and approval of the majority of the disinterested members of our board of directors, approval of the majority of our stockholders or the determination that the contract or transaction is intrinsically fair to us.

TRANSACTIONS WITH MR. CARL ICAHN AND ENTITIES AFFILIATED WITH MR. CARL ICAHN
Overview
Our company was formed in 1988 as a company beneficially owned by Mr. Carl Icahn. Mr. Carl Icahn is our principal beneficial stockholder and is the chairman of our board of directors. We grew our company through the transfer of certain assets to us from ACF Industries, Incorporated (now known as ACF Industries, LLC), a company also beneficially owned by Mr. Carl Icahn. Since our formation, we have entered into agreements relating to the acquisition of assets from and disposition of assets to entities controlled by Mr. Carl Icahn, the provision of goods and services to us by entities controlled by Mr. Carl Icahn, the provision of goods and services by us to entities affiliated with Mr. Carl Icahn and other matters involving entities controlled by Mr. Carl Icahn. We have received substantial benefit from these agreements and we expect that in the future we will continue to conduct business with entities affiliated with or controlled by Mr. Carl Icahn. In addition, we receive other benefits from our affiliation with Mr. Carl Icahn and companies controlled by Mr. Carl Icahn, such as our participation in buying groups and other arrangements with entities controlled by Mr. Carl Icahn.
We describe below the material arrangements and other relationships that we are, or have been, a party to with Mr. Carl Icahn and entities affiliated with Mr. Carl Icahn since January 1, 2008. All of the arrangements and relationships described below that are required to be disclosed pursuant to Item 404 of Regulation S-K and that took effect since our January 2006 initial public offering and our admission to NASDAQ have been approved by the independent members of our audit committee, in accordance with applicable listing standards of NASDAQ and our audit committee charter.
TRANSACTIONS WITH ACF INDUSTRIES LLC AND AMERICAN RAILCAR LEASING LLC
Overview
We have entered into a variety of agreements and transactions with ACF Industries LLC (which we refer to, along with its predecessor, ACF Industries, Inc., as “ACF”), American Railcar Leasing LLC (“ARL”), and certain other parties related to these companies. These transactions and agreements are described in further detail below. During the periods discussed, ACF and ARL were beneficially owned and controlled by Mr. Carl Icahn, and they continue to be so owned and controlled.
Manufacturing operations. We sell railcars and railcar components to ARL and we sell railcar components to ACF. In 2008, our revenues from manufacturing operations included $182.8 million from transactions with affiliates. The majority of these revenues were attributable to railcars and railcar components that we sold to ARL. As of December 31, 2008, our backlog included $132.6 million in railcar orders by ARL. These orders are on substantially the same terms as we provide to our other customers. ACF has also been a significant supplier of components for our business. Components supplied to us by ACF include tank railcar heads, wheel sets and various structural components. In the year ended December 31, 2008, we purchased inventory of $44.7 million from ACF.
In January 2005, we acquired Castings LLC (“Castings”), the joint venture partner in Ohio Castings Company, LLC (“Ohio Castings”) from ACF Industries Holding Corp., an indirect parent of ACF that is beneficially owned and controlled by Mr. Carl Icahn. Our cost of railcar manufacturing for the year ended December 31, 2008 included $73.6 million in products produced by Ohio Castings. Inventory at December 31, 2008 included approximately $4.9 million of purchases from Ohio Castings. Approximately $0.4 million of costs were eliminated at December 31, 2008 as it represented profit from a related party for inventory still on hand.
Railcar services. In the year ended December 31, 2008, our revenues from railcar repair and refurbishment and fleet management services included $15.3 million from transactions with affiliates. These revenues were attributable to services we provided to ARL and its subsidiaries.
Amounts due from and to affiliates. As of December 31, 2008, amounts due from affiliates were $10.3 million. As of December 31, 2008, amounts due to affiliates were $5.2 million.

CERTAIN TRANSACTIONS INVOLVING ACF INDUSTRIES LLC
1994 ACF Asset Transfer
On October 1, 1994, under an asset transfer agreement with ACF, we acquired properties and assets used in ACF’s railcar components manufacturing business and its railcar servicing business at specified locations, and certain intellectual property rights associated with the transferred assets and businesses, as well as specified assets used in the manufacture and sale of industrial size mixing bowls. We refer to this transaction as the 1994 ACF asset transfer.
Pursuant to the 1994 ACF asset transfer, ACF retained and agreed to indemnify us for certain liabilities and obligations relating to ACF’s conduct of business and ownership of the assets at these locations prior to their transfer to us, including liabilities relating to employee benefit plans, subject to exceptions for transferred employees described below, workers compensation, environmental contamination and third-party litigation. As part of the 1994 ACF asset transfer, we agreed that the ACF employees transferred to us would continue to be permitted to participate in ACF’s employee benefit plans for so long as we remained a part of ACF’s controlled group, and we further agreed to assume the ongoing expense for such employees’ continued participation in those plans. In the event that we cease to be a member of ACF’s controlled group, ACF was required to terminate the further accrual of benefits by our transferred employees under its benefit plans, and we and ACF were required to cooperate to achieve an allocation of the assets and liabilities of the benefits plans accrued after the 1994 ACF asset transfer with respect to each of our and ACF’s employees as we and ACF deemed appropriate. In anticipation of our no longer being a part of ACF’s controlled group and the completion of our initial public offering, we entered into a retirement benefit separation agreement, effective December 1, 2005, with ACF for allocating the assets and liabilities of the pension benefit plans retained by ACF in the 1994 ACF asset transfer in which some of our employees were participants, and which has relieved us of our further employee benefit reimbursement obligations to ACF under the 1994 ACF asset transfer agreement. See Note 19 – Related Party Transactions to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2007.
Also in connection with the 1994 ACF asset transfer, we entered into several administrative and operating agreements with ACF, effective as of October 1, 1994. Those that remained in effect as of January 1, 2008, are described below. During 2008, we incurred $68.9 million of expenses related to transactions with ACF.
Manufacturing Services Agreement. Under the manufacturing services agreement, ACF has agreed to manufacture and, upon our instruction, distribute various railcar components and industrial size mixing bowls using assets that we acquired pursuant to the 1994 ACF asset transfer but were retained by ACF at its Milton, Pennsylvania and Huntington, West Virginia manufacturing facilities. This equipment included presses and related equipment that were impracticable to move to our premises. ACF transferred its Milton, Pennsylvania repair facility, but not its Milton, Pennsylvania manufacturing facility, to us under the 1994 ACF asset transfer. Under our manufacturing services agreement, ACF is required to maintain and insure the equipment during the term of the manufacturing services agreement and is permitted to use the equipment for its own purposes in the ordinary course of business, provided that it does not interfere with ACF’s timely performance of the manufacturing services under this agreement. Upon termination of the agreement, ACF is required, at our expense, to remove and deliver the equipment to any site designated by us in the continental U.S. As payment for these services, we agreed to pay ACF its direct costs, including the cost of all raw materials not supplied by us, and a reasonable allocation of overhead expenses attributable to the services, including the cost of maintaining employees to provide the services. We believe that payments to ACF under this arrangement are comparable to the cost we would have paid to an independent third party to manufacture such components. This agreement automatically renews on an annual basis unless we provide six months prior written notice of termination. There is no right of termination for ACF under this agreement. In the year ended December 31, 2008, we purchased $44.7 million of railcar components from ACF under this agreement.
License Agreement from ACF. Under a license agreement with ACF, ACF granted us a non-exclusive, perpetual, royalty-free license to the patents and other intellectual property owned by it, which could be used by us in the conduct of our business, but did not exclusively relate to our business, including the 12 patents and one patent application, now issued as a patent, listed in that agreement. Of these patents, ten patents have expired and the remaining three patents have expiration dates ranging from 2012 to 2013. These remaining patents primarily relate to pneumatic outlets and railcar hopper gaskets. Under this agreement, we could not use the licensed patents for the production of railcar components for third parties without the consent of ACF. In 1997, ACF transferred the patents covered by this license to us. This license is not assignable by either party, without the prior consent of the other, except in connection with the sale of substantially all of either party’s business.
License Agreement to ACF. Under a license agreement with ACF, we granted ACF a non-exclusive, perpetual, royalty-free license to the intellectual property exclusively relating to our business that was transferred to us in the 1994 ACF asset transfer. There are no restrictions on ACF’s use of the information licensed under this agreement. This license is not assignable by either party, without the prior consent of the other, except in connection with the sale of substantially all of either party’s business.

Raw Material and Other Product Purchase Agreements
We have entered into various agreements for the purchase of products, including steel and gas. Under these agreements, we are entitled to favorable pricing based upon the aggregate amount of our purchases, of which certain pricing benefits are also extended to ACF.
Inventory Storage Agreements
In 2006, we entered into two inventory storage agreements with ACF to store designated inventory that we had purchased under our manufacturing services agreement with ACF, described above, at ACF’s Huntington facility. Under these agreements, ACF holds the inventory at its facility in segregated locations until such time that the inventory is shipped to us.
Wheel Set Component and Finished Wheel Set Storage Agreement
In 2006, we entered into a wheel set component and finished wheel set storage agreement with ACF. This agreement provides that we would procure, purchase and own the raw material components for wheel sets that are used by ACF to assemble wheel sets for us under our manufacturing services agreement with ACF, described above. Under the wheel set component and finished wheel set storage agreement, we continue to pay ACF for its services under the manufacturing services agreement, specifically labor and overhead, in assembling the wheel sets.
ACF Manufacturing Agreement
In May 2007, we entered into a manufacturing agreement with ACF, pursuant to which we agreed to purchase certain of our requirements for tank railcars from ACF. Under the terms of the manufacturing agreement, we agreed to purchase 1,388 tank railcars from ACF with delivery expected to be completed by March 31, 2009. The profit realized by us upon sale of the tank railcars to our customers was first paid to ACF to reimburse it for the start-up costs involved in implementing the manufacturing arrangements evidenced by the agreement, and thereafter, we have and will continue to pay ACF half the profits realized. Prior to its termination by ACF as described below, the term of the agreement was for five years. Either party had the right to terminate the agreement before its fifth anniversary upon six months prior written notice, with certain exceptions. On September 23, 2008, we received a letter from ACF terminating this agreement effective the later of the completion of 1,388 tank railcars or March 23, 2009. This agreement terminated in March 2009.
In the year ended December 31, 2008, we incurred costs under this agreement of $24.2 million in connection with railcars that were manufactured and delivered to our customers during that period. We recognized revenue of $100.3 million related to railcars shipped to unaffiliated third parties under this agreement in 2008.
CERTAIN TRANSACTIONS INVOLVING AMERICAN RAILCAR LEASING LLC
Manufacturing Operations and Railcar Services
ARL is a railcar leasing company controlled by Mr. Carl Icahn, our principal beneficial stockholder and the chairman of our board of directors. We sell railcars and railcar components to ARL and its subsidiaries. We believe that since ARL’s formation in 2004, we have been the only supplier of railcars to ARL, although ARL is not precluded from purchasing railcars from others. In 2008, our revenues from manufacturing operations included $182.6 million from transactions with ARL. As of December 31, 2008, our backlog included $132.6 million in railcar orders by ARL. These orders are on substantially the same terms as we provide to our other customers. We have entered into various agreements with ARL from time to time, including the following agreements that were effective during 2007.
ARL Sales Contracts. We have in the past manufactured and sold railcars to ARL on a purchase order basis. In March 2006, we entered into an agreement with ARL for us to manufacture and ARL to purchase 1,000 railcars in 2007. The agreement also included additional purchase options. In 2006, ARL exercised an option to purchase 1,400 railcars in 2008.
In September 2006, we entered into an agreement with ARL for us to manufacture and ARL to purchase 500 railcars in both 2008 and 2009.

ARL Fleet Services Agreement. In April 2005, we entered into a railcar servicing agreement with ARL. Under this agreement, we provided ARL with railcar repair and maintenance services, fleet management services, and consulting services on safety and environmental matters for railcars owned or managed by ARL and leased or held for lease by ARL. Under the agreement with ARL, ARL was required to pay us a monthly fee, based upon the number of railcars covered, plus a charge for labor, components and materials. For materials and components we manufactured, ARL paid us our current market price, and for materials and components we purchased, ARL paid us our purchasing costs plus 15%. For painting, lining and cleaning services, ARL paid the then current market rate. For other labor costs, ARL paid us a fixed hourly fee. We had agreed that the charges for our services were to be on at least as favorable terms as our terms with any other party for similar purposes. This agreement extended through June 30, 2008, and was automatically renewable for additional one year periods unless either party gave at least six months prior notice of termination or otherwise upon mutual agreement by the parties. Under the terms of the railcar servicing agreement, if we elected to terminate the agreement, we were required to pay a termination fee of $0.5 million.
Effective as of January 1, 2008, we entered into a new fleet services agreement with ARL which replaced the April 2005 railcar servicing agreement described above. The new agreement reflects a reduced level of fleet management services, relating primarily to logistics management services, for which ARL now pays a fixed monthly fee. Additionally, under the new agreement, we continue to provide railcar repair and maintenance services to ARL at a charge for labor, components and materials. We currently provide such repair and maintenance services for approximately 26,100 railcars for ARL. The new agreement extends through December 31, 2010, and is automatically renewable for additional one year periods unless either party gives at least sixty days’ prior notice of termination. There is no termination fee if we elect to terminate the new agreement.
ARI/ARL Rent and Building Services Extension Agreement. Effective December 31, 2007, we entered into a rent and building services agreement with ARL. Under this agreement, ARL will continue to provide us with the use of our headquarters space. ARL leases this space from an affiliate of James J. Unger, our former president and chief executive officer and the current vice chairman of our board of directors. See “Certain transactions involving James J. Unger.” This agreement will continue until terminated upon six months prior written notice by either party or upon the mutual agreement of the two parties. In 2008, we incurred $0.6 million of expense to affiliates under this leasing arrangement.
ARL Trademark License Agreement. Effective June 30, 2005, we entered into a trademark license agreement with ARL. Under this agreement, we are entitled to an annual fee of $1,000 and, in return, we have granted a nonexclusive, perpetual, worldwide license to ARL to use our common law trademarks “American Railcar” and the “diamond shape” of our ARI logo. ARL may only use the licensed trademarks in connection with the railcar leasing business.
CERTAIN TRANSACTIONS INVOLVING MR. CARL ICAHN AND OTHER RELATED ENTITIES
Transactions with PSC Industrial Outsourcing, LP
We engaged PSC Industrial Outsourcing, LP (formerly known as Philip Environmental Services Corp.), an environmental consulting company beneficially owned and controlled by Mr. Carl Icahn, to provide environmental consulting services to us. In the year ended December 31, 2008, we incurred $0.1 million of expenses associated with such consulting services. We continue to use PSC Industrial Outsourcing, LP to assist us in our environmental compliance.
Transactions with Icahn Sourcing LLC
Icahn Sourcing LLC (Icahn Sourcing) is an entity formed and controlled by Mr. Carl Icahn, our principal beneficial stockholder and the chairman of our board of directors, in order to leverage the potential buying power of a group of entities with which Mr. Icahn either owns or otherwise has a relationship in negotiating with a wide range of suppliers of goods, services and tangible and intangible property. We are a member of the buying group and, as such, are afforded the opportunity to purchase goods, services and property from vendors with whom Icahn Sourcing has negotiated rates and terms. Icahn Sourcing does not guarantee that we will purchase any goods, services or property from any such vendors, and we are under no obligations to do so. We do not pay Icahn Sourcing any fees or other amounts with respect to the buying group arrangement. We have purchased a variety of goods and services as a member of the buying group at prices and on terms that we believe are more favorable than those which would be achieved on a stand-alone basis.

CERTAIN TRANSACTIONS INVOLVING JAMES J. UNGER
Consulting Arrangement
James J. Unger resigned as our president and chief executive officer effective April 1, 2009. Mr. Unger began serving as a consultant on that same date. In this role, it is expected that Mr. Unger will, among other things, assist Mr. Cowan, our new chief executive officer, with the leadership transition, work to maintain key customer relationships, participate in customer contract negotiations and assist with potential strategic transactions. Mr. Unger will also, among other things, maintain his roles with our joint ventures and continue to represent us as a member of various railcar industry groups. Mr. Unger remains on our board of directors and, effective April 1, 2009, assumed the role of vice chairman of the board. In exchange for these services, Mr. Unger will receive annually a consulting fee of $135,000 and a director fee of $65,000 that are both payable quarterly, in advance, and we will continue to provide Mr. Unger with an automobile allowance. In his role as a consultant, Mr. Unger will report to and serve at the discretion of our board of directors.
Facilities Leasing Arrangements
Our headquarters facilities and our Corbitt manufacturing facilities in St. Charles, Missouri are owned by St. Charles Properties, an entity controlled by James J. Unger, our former president and chief executive officer and the current vice chairman of our board of directors. Under two leases dated May 1, 1995 and March 1, 2001, St. Charles Properties leased these facilities to ACF. We reimbursed ACF for our proportionate share of the cost of renting these facilities through April 1, 2005. On that date, ACF assigned the March 1, 2001 lease, covering our Corbitt manufacturing facilities, to us and the May 1, 1995 lease, covering our and ARL’s headquarters facility, to ARL. We continue to maintain our headquarters in the space that has been leased to ARL. Under our rent and building services agreement with ARL, we pay ARL $0.6 million per year, which represents the estimate of our proportionate share of ARL’s costs for the space that we use under the lease, including rent and building services. The terms of the underlying leases are as follows.
Under the terms of the lease agreement assigned to ARL, ARL has leased approximately 78,000 square feet of office space. The lease expires on December 31, 2010. Rent is payable monthly in the amount of $25,000. Under the terms of the lease, ARL pays one-tenth of the property tax and insurance expenses levied upon the property. In addition, ARL must pay 17% and 54% of any increase in taxes and property insurances costs, respectively. ARL is also required to repair and maintain the facility at its costs and expense. We use approximately 80% of the office space leased by ARL under this agreement.
Under the terms of the lease agreement assigned to us, we occupy approximately 128,000 square feet of space, which we use for our Corbitt manufacturing facility. The lease expires on February 28, 2011 with an option to renew the lease for one successive five-year term. Rent is payable monthly in the amount of $29,763. The maximum monthly rent for the renewal period is $32,442 per month. We are required to pay 27% of all tax increases assessed or levied upon the property and the cost of the utilities we use, as well as repair and maintain the facility at our expense.
In 2008, we incurred $1.0 million of costs to affiliates under these two leasing arrangements.
Joint Ventures
Mr. Unger has served, and in his role as a consultant to us will continue to serve, our joint ventures by holding various positions including president, executive committee member and director.
Registration Rights
We entered into a registration rights agreement, effective upon the completion of our initial public offering, with certain of our existing stockholders. The stockholders that are party to the registration rights agreement will have the right to require us, subject to certain terms and conditions, to register their shares of our Common Stock under the Securities Act at any time following expiration of the lock-up period applicable to them. These stockholders collectively will have an aggregate of five demand registration rights, three of which relate solely to registration on a short-form registration statement, such as a Form S-3. In addition, if we propose to register any additional shares of our capital stock under the Securities Act, these stockholders will be entitled to customary “piggyback” registration rights, which will entitle them to include their shares of Common Stock in a registration of our securities for sale by us or by other security holders. The registration rights granted under the registration rights agreement are subject to customary exceptions and qualifications and compliance with certain registration procedures. Approximately 11.4 million shares of our Common Stock are entitled to the benefits of these registration rights.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS
Our audit committee, which is comprised of independent members of our board of directors, is responsible under its charter for reviewing and approving “related person transactions,” as those terms are defined by the SEC, for potential conflict of interest situations on an ongoing basis, unless such duty has been delegated to another committee of the board of directors consisting solely of independent directors.
Our audit committee generally does not pre-approve matters involving executive compensation, related party transactions not required to be disclosed under Item 404 of Regulation S-K, or agreements involving the purchase or sale of inventory, goods or services that are entered into in the ordinary course of business under various of our manufacturing and services agreements with ACF and ARL, each of which are companies affiliated with Mr. Carl Icahn, our principal beneficial stockholder and the chairman of our board of directors (though proposed material amendments to such agreements would warrant consideration for possible pre-approval by our audit committee).
At each audit committee meeting, management reports any related person transactions under consideration. After review, the audit committee approves or disapproves such transactions. In reviewing, approving or ratifying related person transactions, the audit committee is responsible for obtaining the material facts of the related person transaction, reviewing whether the related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, and considering such factors as it deems appropriate.
PROPOSAL NO. 2
REINCORPORATION OF THE COMPANY FROM DELAWARE TO NORTH DAKOTA
On April 16, 2009, our board of directors approved the reincorporation of the Company from Delaware to North Dakota by means of a merger of the Company with and into a wholly owned North Dakota subsidiary of the Company (“Merger Sub”), which will survive the merger and issue one share of its common stock for each share of the Company's common stock in connection with the merger (the “Reincorporation”). The name of the North Dakota corporation, which will be the successor to the Company, will be American Railcar Industries, Inc., or such other name as the board of directors may approve.
The purpose of the Reincorporation is to enable the Company to reincorporate from Delaware to North Dakota and become subject to the North Dakota Publicly Traded Corporations Act. The North Dakota Publicly Traded Corporations Act provides a governance structure for publicly traded corporations that generally provides shareholders greater rights than they currently have under other state laws and, specifically, will afford shareholders of the Company greater statutory rights to involvement in the Company’s corporate governance process than they currently possess under the Delaware General Corporation Law (“Delaware Corporate Law”). These statutory rights include shareholder access to the Company’s proxy statement, reimbursement of shareholder solicitation costs in successful proxy contests, majority voting for director elections, advisory votes on the compensation of the Company’s executive officers, prohibitions on burdensome requirements to make shareholder proposals, restrictions on the use of poison pills and antitakeover defenses and improved procedures for shareholder meetings. These rights are intended to decrease management entrenchment and increase management accountability to shareholders. Accordingly, the board of directors believes that the Reincorporation is in the best interests of the Company and its shareholders and will help maximize shareholder value.
Shareholders are urged to read this section of the Proxy Statement carefully, including the related Appendices referenced below and attached to this Proxy Statement, before voting on the Reincorporation. The following discussion summarizes material provisions of the Reincorporation. This summary is subject to and qualified in its entirety by the Agreement and Plan of Merger (the “Reincorporation Plan”) that will be entered into by the Company and Merger Sub in substantially the form attached hereto as Appendix A, the Articles of Incorporation of Merger Sub to be effective after the Reincorporation (the “North Dakota Charter”), in substantially the form attached hereto as Appendix B, and the bylaws of Merger Sub to be effective after the Reincorporation (the “North Dakota Bylaws”), in substantially the form attached hereto as Appendix C. Copies of the Certificate of Incorporation of the Company filed in Delaware, as amended to date (the “Delaware Charter”), and the bylaws of the Company, as amended to date (the “Delaware Bylaws”), may be accessed free of charge at www.sec.gov.

Proxies solicited by the board of directors will be voted FOR the Reincorporation proposal unless the shareholder specifies otherwise in the proxy.
Mechanics of the Reincorporation
The Reincorporation will be effected by the merger of the Company with and into Merger Sub, a wholly owned subsidiary of the Company to be incorporated under the North Dakota Business Corporation Act for purposes of the Reincorporation. The Delaware Company will cease to exist as a result of the merger, and the North Dakota Company will be the surviving corporation and will continue to operate the business of the Company. Assuming approval by the shareholders of the Company, the Company currently intends to cause the Reincorporation to become effective shortly following the 2009 Annual Meeting of Shareholders scheduled for June 10, 2009.
At the effective time of the Reincorporation (the “Effective Time”), the Company will be governed by the North Dakota Charter and the North Dakota Bylaws (collectively, the “North Dakota Charter Documents”). At the Effective Time, the Company will also become subject to the North Dakota Publicly Traded Corporations Act and, as to matters not addressed by the North Dakota Publicly Traded Corporations Act, the North Dakota Business Corporation Act. The North Dakota Charter and the North Dakota Bylaws include provisions different than the provisions in the Delaware Charter and Delaware Bylaws (collectively, the “Delaware Charter Documents”). The North Dakota Business Corporation Act and the North Dakota Publicly Traded Corporations Act (collectively, as they will apply to the Company at the Effective Time, the “North Dakota Corporate Law”) contain provisions different than the provisions of the Delaware Corporate Law. See “Comparative Rights of the Company’s Shareholders Before and After the Reincorporation” beginning on page 43.
In the event the Reincorporation is approved, upon effectiveness of the Reincorporation, each outstanding share of Company common stock will automatically be converted into one share of common stock of the North Dakota Company. In addition, each outstanding option to purchase shares of Company common stock will be converted into an option to purchase the same number of shares of common stock of the North Dakota Company with no other changes in the terms and conditions of such options. Similarly, each stock appreciation right that references shares of Company common stock will reference the same number of shares of common stock of the North Dakota Company. The Company’s 2005 Equity Incentive Plan, as amended, and all other employee benefit arrangements will be continued by the North Dakota Company upon the terms and subject to the conditions then in effect. The reincorporation will be conducted as a merger of the Company into Merger Sub, the Company’s wholly owned subsidiary, pursuant to Section 253 of the Delaware Corporate Law. Delaware Corporate Law does not provide for any right of appraisal or redemption in connection with mergers of a parent corporation into its subsidiary. Accordingly, stockholders of the Company will not be entitled to receive consideration in lieu of the shares of common stock of the North Dakota Company.
CERTIFICATES FOR SHARES IN THE COMPANY WILL AUTOMATICALLY REPRESENT SHARES IN THE NORTH DAKOTA COMPANY UPON COMPLETION OF THE MERGER, AND SHAREHOLDERS WILL NOT BE REQUIRED TO EXCHANGE STOCK CERTIFICATES AS A RESULT OF THE REINCORPORATION.
Upon the effectiveness of the Reincorporation, the name of the Company will continue to be American Railcar Industries, Inc., unless another name is approved by the board of directors. Other than the change in corporate domicile, the Reincorporation will not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor will it result in any change in location of Company employees, including the Company’s management. Upon consummation of the Reincorporation, the daily business operations of the Company will continue as they are presently conducted at the Company’s principal executive office located at 100 Clark Street, Saint Charles, Missouri 63301. The consolidated financial condition and results of operations of the North Dakota Company immediately after consummation of the Reincorporation will be the same as those of the Company immediately prior to the consummation of the Reincorporation. In addition, upon the effectiveness of the merger, the board of directors of the North Dakota Company will consist of those persons elected to the current board of directors of the Company and the individuals serving as executive officers of the Company immediately prior to the Reincorporation will continue to serve as executive officers of the North Dakota Company. Upon effectiveness of the Reincorporation, the North Dakota Company will be the successor in interest to the Company and the Company shareholders will become shareholders of the North Dakota Company.

The Reincorporation Plan provides that the board of directors may abandon the Reincorporation at any time prior to the Effective Time if the board of directors determines that the Reincorporation is inadvisable for any reason. For example, the corporation laws of North Dakota or Delaware may be changed to reduce the benefits that the Company hopes to achieve through the Reincorporation, or the costs of operating as a North Dakota corporation may be increased, although the Company does not know of any such changes that are contemplated. The Reincorporation Plan may be amended at any time prior to the Effective Time, either before or after the shareholders have voted to adopt the proposal, subject to applicable law. The Company will re-solicit the shareholders’ approval of the Reincorporation if the terms of the Reincorporation Plan are changed in any material respect.
Principal Reasons for the Reincorporation
The board of directors of the Company believes that there are several reasons why a reincorporation to North Dakota and becoming subject to the North Dakota Publicly Traded Corporations Act is in the best interests of the Company and its shareholders. If the Company were governed by the North Dakota Publicly Traded Corporations Act:
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The board of directors would be elected by a majority vote (as opposed to a mere plurality) and directors defeated under the majority voting system would be prohibited from being appointed by the board of directors to fill a vacancy;

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The board of directors could not be classified, each director would be elected every year and the board of directors would not be able to change its size when it has reason to believe there will be a contested election;

•	The chairman of the board of directors could not serve as an executive officer;

•	Shareholders who have held five percent (5%) or more of the Company’s outstanding shares for at least two years would have access to management’s proxy statement to nominate directors;

•	All shareholders would be reimbursed for proxy contest expenses in the election of directors, to the extent they are successful;

•	Shareholders would be statutorily entitled to an advisory vote each year on executive compensation (a “say on pay” proposal);

•	The ability of the board of directors to adopt a poison pill would be limited in several respects;

•	Antitakeover provisions proposed for inclusion in the Company’s charter or bylaws would require the prior approval of two-thirds of the shares entitled to vote;

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Shareholders could not be required to provide more than ninety (90) days notice in advance of a shareholder meeting when making nominations to the board of directors and there would be limitations on the type of information that could be required in connection with such nominations;

•	Shareholders who own 5% or more of the Company’s outstanding shares would have a right to propose and approve amendments to the Company’s charter without prior board approval; and

•	The Company could not add a requirement to its charter or bylaws that certain actions require the approval of a super majority vote.
These rights, and other important features of the North Dakota Publicly Traded Corporations Act, are discussed in more detail below under “Comparative Rights of the Company’s Shareholders Before and After the Reincorporation,” beginning on page 43.
The North Dakota Publicly Traded Corporations Act would provide shareholders more rights than are generally currently available under other state corporation laws, including Delaware, where the Company is currently incorporated. Moreover, the North Dakota Publicly Traded Corporations Act expressly provides that it “must be liberally construed to protect and enhance the rights of shareholders in publicly traded corporations.” N.D. Cent. Code, § 10-35-27 (2007).

Despite pressure from several institutional shareholder groups, the Securities and Exchange Commission recently decided not to change its rules to provide shareholders a right of access to management proxy statements. As a North Dakota corporation, the Company would be required by the North Dakota Corporate Law to provide qualified shareholders with access to management’s proxy and, if successful, the right to be reimbursed for certain proxy contest expenses. In addition, by reincorporating in North Dakota the Company would—in a single step—avail itself of what it believes to be “best practice” corporate governance principles and procedures.
As a Delaware corporation, the Company has already taken several steps to increase shareholder rights. These include provisions in the Company’s Delaware Charter Documents that prohibit the adoption of poison pills and other antitakeover devices absent shareholder approval, elect not to be governed by the antitakeover provisions of Section 203 of the Delaware Corporate Law, and prohibit the classification of the Company’s board of directors absent shareholder approval. In addition, the Company’s chairman and chief executive officer roles are already independent. (Each of these concepts is discussed in more detail below under “Comparative Rights of the Company’s Shareholders Before and After the Reincorporation,” beginning on page 43.) As a consequence, the Reincorporation will not effect wholesale changes to the Company’s Delaware Charter Documents and preexisting governance in the same manner that such a reincorporation might affect other Delaware companies that have not proactively taken such steps to maximize shareholder rights, except to the extent required or permitted by the North Dakota Publicly Traded Corporations Act as explained below. The board of directors of the Company therefore views the Reincorporation as a logical “next step” in the path toward securing the maximum potential rights for shareholders available under law.
In addition to providing increased shareholder rights, the North Dakota Publicly Traded Corporations Act contains a franchise tax system that is specifically designed to impose significantly less cost on companies than the Delaware franchise tax system, thereby providing additional value to shareholders.
Possible Negative Considerations
Notwithstanding the belief of the Company’s board of directors as to the benefits to shareholders of the Reincorporation, it should be noted that reincorporation in North Dakota to take advantage of the North Dakota Publicly Traded Corporations Act has been criticized by some. There is a concern that the North Dakota Publicly Traded Corporations Act, unlike the Delaware Corporate Law, is untested and less predictable and that such lack of predictability could be detrimental to shareholders. The North Dakota Publicly Traded Corporations Act was only recently enacted, to the knowledge of the Company no other companies are yet subject to its provisions and interpretations of its likely application are scarce. In addition, the Company believes there are no reported cases regarding the North Dakota Publicly Traded Corporations Act to date. In contrast, the Delaware Corporate Law is revised regularly and Delaware offers a system of specialized Chancery Courts to deal with corporate law questions. These courts have developed considerable expertise in dealing with corporate issues as well as a substantial and influential body of case law interpreting the Delaware Corporate Law. Delaware has become a preferred domicile for many major American corporations and the Delaware Corporate Law has become comparatively well-known and widely understood.
In this respect, as noted above, the North Dakota Publicly Traded Corporations Act specifically provides that its provisions must be liberally construed to protect and enhance the rights of shareholders in publicly traded corporations. Further, Delaware case law frequently addresses shareholder rights issues that required interpretation of provisions of the Delaware Corporate Law that were not clear from a plain reading of the statute. In contrast, the North Dakota Publicly Traded Corporations Act was drafted to minimize the need for such judicial interpretation by expressly providing shareholder rights in a straight-forward, streamlined manner. The Company believes that the clear framework and approach of the North Dakota Publicly Traded Corporations Act is more advantageous to shareholders than any guidance that may be offered by the Delaware court system in interpreting provisions of the Delaware Corporate Law.
Further concerns related to the Reincorporation are that the Company may incur significant costs in order to consummate the Reincorporation and that the Company may need consent from certain contract parties or federal, state or local regulatory bodies in order to consummate the Reincorporation. The Company believes that the costs incurred are warranted in order to achieve the benefits from the Reincorporation. In addition, the Company expects decreased franchise taxes as a result of the Reincorporation.

Controlling Stockholder Issues
Mr. Carl C. Icahn, the Company’s principal beneficial stockholder and the chairman of its board of directors, controls more than 50% of the voting power of the Company’s common stock and is able to control or exert substantial influence over the Company and control most matters requiring board or shareholder approval. As a result, even if the Reincorporation is effected, Company shareholders may not immediately be able to avail themselves of all of the benefits otherwise available to them under the North Dakota Corporate Law. For example, notwithstanding the change from a plurality voting standard under the Delaware Corporate Law to a majority voting standard under the North Dakota Corporate Law, Mr. Carl C. Icahn would still be able to control the election of the Company’s directors. Likewise, even though a qualified shareholder may be able to access the Company’s proxy statement in an election of directors under the North Dakota Corporate Law, that right would likely not affect the outcome of the election given Mr. Carl C. Icahn’s controlling stake in the Company. The Company’s board of directors nevertheless believes that the increased shareholder rights provided by the North Dakota Corporate Law framework justifies the Reincorporation. Moreover, the Company’s board of directors is cognizant that, should Mr. Carl C. Icahn cease to control more than 50% of the voting power of the Company’s common stock, the Company’s shareholders would be able to avail themselves of the full panoply of shareholder rights provided by the North Dakota Corporate Law.
The board of directors has considered the potential disadvantages of the Reincorporation and has concluded that the potential benefits outweigh the possible disadvantages.
Board of Directors Recommendation
For the reasons described in this Proxy Statement, your board of directors recommends unanimously that you vote “FOR” approval of the Reincorporation proposal.
Comparative Rights of the Company’s Shareholders Before and After the Reincorporation
Certain differences in the rights of shareholders arise from distinctions between the North Dakota Corporate Law and the Delaware Corporate Law, as well as from the North Dakota Charter Documents as compared to the Delaware Charter Documents. The following is a brief description of those differences. This discussion is not intended to be a complete statement of the differences, but rather a summary of the more significant differences affecting the rights of shareholders under each such set of laws and charter documents. The identification of certain provisions or differences is not meant to indicate that other equally or more significant differences do not exist. The following summary discussion is qualified in its entirety by reference to the North Dakota Corporate Law, the Delaware Corporate Law, the North Dakota Charter Documents and the Delaware Charter Documents, to which you are referred.
Majority Election of Directors
The North Dakota Corporate Law contains several provisions designed to increase shareholder rights with respect to the election of directors of publicly traded corporations. For example, the North Dakota Corporate Law requires majority voting in uncontested director elections. Specifically, if the charter of a publicly traded corporation provides that the shareholders do not have the right to cumulate their votes in an election of directors (the North Dakota Charter will provide that shareholders do not have the right to cumulate their votes in an election of directors), then, in an uncontested election of directors, shareholders have the right to vote “for” or “against” each candidate for election. Under the majority voting standard as in effect under the North Dakota Corporate Law, the number of shares voted “for” a nominee must exceed the number of shares cast “against” the nominee in order for the nominee to be elected. Further, under the North Dakota Corporate Law, an individual who is not so elected by a majority may not be appointed by the board of directors to fill a vacancy on the board at any time thereafter, unless the individual is subsequently elected as a director by the shareholders.
The majority voting standard stands in contrast to the plurality voting standard, which is the current default standard under the Delaware Corporate Law, absent a contrary requirement in a company’s charter or bylaws. Under the plurality voting standard, the nominees with the largest number of votes are elected as directors, up to the maximum number of directors to be chosen at the election, without regard to votes “withheld”, “against” or not cast. A nominee in an election to be decided by a plurality theoretically could be elected with as little as one “for” vote, despite an overwhelming number of “withhold” votes, thereby ensuring that, in an uncontested election, nominees slated by a board of directors will be elected.

Under the North Dakota Corporate Law, after a quorum is established at a meeting of the shareholders of a publicly traded corporation at which directors are to be elected, the corporation is prohibited from adjourning the meeting until the election has been completed. This provision prevents the incumbent directors from adjourning the meeting to solicit additional votes if they believe their candidates are losing. Under the Delaware Corporate Law, the corporation is generally provided greater latitude to adjourn a meeting at any time unless its charter or bylaws provide otherwise.
Classified Board of Directors
The Delaware Corporate Law permits a corporation’s bylaws to provide for a classified board of directors. Delaware permits a maximum of three classes, whereby each class of directors would be up for election only once every three years. As a result, it could take at least two years to effect a change in the majority of a board of directors through a corporation’s annual director election process, notwithstanding the shareholders’ desire to effect such a change more rapidly. In contrast, the North Dakota Corporate Law prohibits classified boards of directors at publicly traded corporations and provides that the charter and bylaws of a publicly traded corporation may not fix a term for directors longer than one year. This approach is designed to increase the board of directors’ accountability to shareholders by requiring all directors to be elected each year. Classification of board of directors could make more difficult and could discourage the removal of incumbent directors through a proxy contest or otherwise, and could thus have the effect of entrenching incumbent management. Classification of board of directors could also have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company, even though such an attempt might be beneficial to the Company and its shareholders. The Company currently does not have a classified board of directors and, under its Delaware Charter, prohibits adoption of a classified board unless the Company’s stockholders approve such a change. Under the North Dakota Corporate Law, the Company will not have, and will not be allowed to implement, a classified board of directors.
Number of Directors
Under both the Delaware Corporate Law and the North Dakota Corporate Law, the number of directors is fixed by or in the manner provided in the charter or bylaws, and generally may be increased or decreased at any time by amendment to or in the manner provided in the charter or bylaws. However, the North Dakota Corporate Law prohibits changes in the size of the board of directors of a publicly traded corporation at a time when the board of directors has notice that there will be a contested election of directors at the next regular or special meeting of the shareholders or during the time between the deadline date for shareholders to provide notice of an intention to nominate a candidate for election as a director at the next regular meeting of the shareholders and the date on which the election is held. The Delaware Corporate Law has no such prohibition.
Position of Chairman
The Delaware Corporate Law does not require that a corporation have a chairman of the board of directors. If a corporation does have a chairman of the board of directors, the Delaware Corporate Law permits an executive officer of the corporation to serve as chairman. In contrast, the North Dakota Corporate Law requires the board of directors of a publicly traded corporation to elect one of its members as the chairman of the board of directors, who shall preside at is meetings and perform such other functions as delineated in the charter and bylaws or as provided by the board of directors. Further, the North Dakota Corporate Law prohibits that person from serving as an executive officer of the corporation. This requirement is intended to bolster a board of director’s ability to protect shareholder interests by providing independent oversight of management, including the chief executive officer, thereby promoting greater management accountability to shareholders. Currently and at the Effective Time, Mr. Carl C. Icahn will serve as the chairman of the Company’s board of directors. Mr. Carl C. Icahn is not currently an executive officer of the Company, nor will he be one at the Effective Time.

Removal of Director
Under both the Delaware Corporate Law and the North Dakota Corporate Law, a director of a corporation may be removed with or without cause by the affirmative vote of a majority of shares entitled to vote for the election of directors. However, a director of a Delaware corporation that has a classified board of directors may only be removed for cause, unless the certificate of incorporation provides otherwise. Under the North Dakota Corporate Law, a majority of remaining directors may also vote to remove a director, with or without cause, who was named to fill a vacancy as long as the shareholders have not elected directors in the interval between the time of the appointment to fill the vacancy and the time of removal.
Vacancies on Board of Directors
Under the Delaware Corporate Law, unless otherwise provided in the charter or bylaws, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director. The Company’s Delaware Bylaws provide that vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office (even though less than a quorum) as well as by the shareholders.
Under North Dakota Corporate Law, unless otherwise provided in the charter or bylaws of the corporation, vacancies on the board of directors resulting from the death, resignation, removal, or disqualification of a director may be filled by the affirmative vote of a majority of the remaining directors, even though the remaining directors constitute less than a quorum, and vacancies on the board of directors resulting from newly created directorships may be filled by the affirmative vote of a majority of the directors serving at the time of the increase. The North Dakota Bylaws, like the Delaware Bylaws, also provide shareholders the right to fill vacancies on the board of directors. However, under the North Dakota Corporate Law, an individual who has not been elected at a meeting of the shareholders at which directors are to be elected may not be appointed by the board of directors to fill a vacancy at any time thereafter unless the individual is subsequently duly elected as a director by the shareholders. Except as provided in the charter or bylaws, the term of a director filling a vacancy expires at the end of the unexpired term that the director is filling.
Cumulative Voting
In an election of directors under cumulative voting, each share of voting stock is entitled to vote the number of votes to which such share would normally be entitled, multiplied by the number of directors to be elected. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. Cumulative voting may enable a minority shareholder or group of shareholders to elect at least one representative to the board of directors. Without cumulative voting, the holders of a majority of the shares present at an annual meeting would have the power to elect all the directors to be elected at that meeting, and no person could be elected without the support of a majority of the shareholders voting. Without cumulative voting, any director or the entire board of directors of a corporation may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In a corporation with cumulative voting, unless the entire board of directors is removed simultaneously, a director is not removed from the board of directors if there are cast against removal the votes of a proportion of the voting power sufficient to elect the director at an election of the entire board of directors under cumulative voting.
Under the Delaware Corporate Law, cumulative voting in the election of directors is not mandatory and the Delaware Charter Documents do no provide for cumulative voting rights. Under the North Dakota Corporate Law, cumulative voting is allowed by default unless otherwise provided by the charter of the corporation. The North Dakota Charter will prohibit cumulative voting.
Proxy Access
The North Dakota Corporate Law provides a “qualified shareholder” the right to have candidates nominated by the qualified shareholder included in the corporation’s proxy statement. “Qualified shareholder” means a person or group who has held continuously for at least two years beneficial ownership in the aggregate over five percent (5%) of the outstanding shares of a publicly traded corporation that are entitled to vote generally in the election of directors. The North Dakota Corporate Law imposes no limitation on the number of nominees that may be so nominated by a qualified shareholder.
Effective August 1, 2009, a recently enacted amendment to the Delaware Corporate Law will provide that a Delaware corporation may, in its bylaws, require that if the corporation solicits proxies with respect to an election of directors, the corporation may be required to include in its proxy materials one or more nominees submitted by stockholders in addition to individuals nominated by the board of directors. The amendment identifies a non-exclusive list of conditions and limitations that a corporation’s bylaws may impose on such right of access to the corporation’s proxy materials. Examples of these conditions and limitations include prescribing a minimum level of stock ownership as a prerequisite to requiring inclusion of stockholder nominees, limiting the right of access according to whether a majority of board seats is to be contested and limiting the right of access according to whether nominations are related to an acquisition of a significant percentage of the corporation’s stock.

Reimbursement for Successful Proxy Contests
The North Dakota Corporate Law requires that a shareholder be reimbursed for the expenses of conducting a proxy contest for the election of directors to the extent the shareholder is successful. Specifically, a shareholder of a publicly traded corporation who nominates one or more candidates for election as directors (who are not nominated by management or the board of directors) will be reimbursed by the corporation for the reasonable actual costs of solicitation of proxies incurred by the shareholder, in an amount equal to the shareholder’s total reasonable actual costs of solicitation multiplied by a fraction, the numerator of which is the number of candidates nominated by the shareholder who are elected, and the denominator of which is the total number of candidates nominated by the shareholder. For example, if a shareholder nominated three candidates for election as directors, those candidates were not nominated by management or the board of directors, and two of those candidates were elected by the shareholders, the corporation must reimburse the shareholder two-thirds of the reasonable actual costs of the solicitation. Actual costs of solicitation means amounts paid to third parties relating to the solicitation, including lawyers, proxy solicitors, public relations firms, printers, the United States postal service, and media outlets.
Under the Delaware Corporate Law, corporations are not required to reimburse shareholders for the costs of solicitation of proxies, regardless of whether their nominees are elected. Effective August 1, 2009, a recently enacted amendment to the Delaware Corporate Law will provide that a Delaware corporation may, in its bylaws, require the corporation to reimburse proxy solicitation expenses incurred by a stockholder. The amendment identifies a non-exclusive list of conditions and limitations that the bylaws may impose on such right to reimbursement. Examples of these conditions and limitations include conditioning eligibility upon the number or proportion of persons nominated by the stockholder, limiting the amount of reimbursement based upon the proportion of votes cast in favor of one or more of the persons nominated by the stockholder seeking reimbursement, and limiting the amount of reimbursement based upon the amount spent by the corporation in soliciting proxies.
Advisory Votes on Executive Compensation
Under the North Dakota Corporate Law, at each regular meeting of shareholders of a publicly traded corporation, the compensation committee (or equivalent committee) must report to the shareholders on the compensation of the corporation’s executive officers. The shareholders that are entitled to vote for the election of directors are also entitled to vote on an advisory basis on whether they accept the report of the compensation committee. This “say on pay” provision is intended to provide shareholders of a publicly traded corporation an annual referendum on executive compensation philosophy, policies and procedures in a manner that provides the board of directors and management useful information about shareholder views on the corporation’s executive compensation practices.
Under the Delaware Corporate Law, unless a corporation’s certificate of incorporation or bylaws otherwise requires, a publicly traded corporation is not required to present to shareholders for their acceptance a report regarding its executive officer compensation.
Limitations on Poison Pills
A rights agreement, commonly known as a “poison pill,” is an antitakeover device that is designed to prevent a change in control of a company without the prior approval of its board of directors. Poison pills seek to accomplish their goals by threatening to inflict a substantial economic loss – in the form of an unacceptable level of dilution – on a potential acquirer that takes certain actions involving a company without the approval of its board of directors. Such agreements are intended to force potential acquirers to negotiate an acquisition with a company’s board of directors or management, instead of directing an offer to shareholders. Proponents of poison pills believe that poison pills enhance a board of director’s ability to negotiate with a prospective acquiror and provide a valuable means of protecting shareholders’ investments, while not foreclosing a fair acquisition bid for a company. Critics of poison pills believe that shareholders should have the right to decide what is a fair price for their stock, and that the directors and management, who serve as the shareholders’ representatives, should not usurp that right. Such critics believe that, by forcing potential acquirers to negotiate exclusively with a company’s board of directors, poison pills promote the entrenchment of management by insulating them from shareholder accountability.

The Delaware Corporate Law generally does not impose restrictions on the abilities of a corporation’s board of directors to adopt poison pills, though the Delaware courts have invalidated features of certain poison pills. The North Dakota Corporate Law also does not prohibit poison pills, but it does place significant limitations on the use of poison pills that are intended to keep them from being used improperly to entrench incumbent management.
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Duration. The North Dakota Corporate Law prohibits a poison pill that was not approved by a publicly traded corporation’s shareholders from being in effect for longer than the shorter of one (1) year after its adoption or ninety (90) days after a majority of the shareholders have indicated that they wish to accept an offer for the sale of their company. For poison pills that are approved by shareholders, the one (1) year period described in the previous sentence is increased to two years.

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Prohibition of “Dead Hand” Poison Pills. The North Dakota Corporate Law prohibits the use of “dead hand” and similar provisions in poison pills, whether or not the poison pill was approved by shareholders. Under this type of provision, only directors in office before an offer is made for the corporation (or successors that those directors approve) may redeem or otherwise disable a poison pill. Such “dead hand” provisions have been invalidated by the Delaware courts.

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Restriction on Poison Pill Triggering Level. The North Dakota Corporate Law prohibits a corporation from adopting a poison pill that has a triggering level of less than 20%, whether or not the poison pill was approved by shareholders. The triggering level is the amount of beneficial ownership of a company’s stock that a party may acquire without triggering the dilutive and other antitakeover effects of a poison pill. The Delaware Corporate Law does not provide any such triggering level requirements.

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Optional Prohibition of Poison Pills. The North Dakota Corporate Law permits publicly traded corporations to include provisions in their charter or bylaws that prohibit the adoption of a poison pill by their corporation.

The Company’s Delaware Charter contains a provision prohibiting adoption of a poison pill absent shareholder approval. The Company’s North Dakota Charter will contain a similar prohibition.
Antitakeover Provisions
The Delaware Corporate Law generally does not impose restrictions on the abilities of a corporation’s board of directors to adopt antitakeover defenses.
Delaware has adopted special antitakeover laws designed to make more difficult certain kinds of non-board approved transactions. Under Section 203 of the Delaware Corporate Law, a Delaware corporation is prohibited from engaging in a “business combination” with an “interested shareholder” for three years following the date that such person or entity becomes an interested shareholder. With certain exceptions, an interested shareholder is a person or entity that owns, individually or with or through other persons or entities, fifteen percent (15%) or more of the corporation’s outstanding voting stock (including rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and also stock as to which the person has voting rights only). The three-year moratorium imposed by Section 203 on business combinations does not apply if:
•
Prior to the date on which the interested shareholder becomes an interested shareholder, the board of directors of the corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested shareholder;

•
Upon consummation of the transaction that makes the person or entity an interested shareholder, the interested shareholder owns at least eighty-five percent (85%) of the corporation’s voting stock outstanding at the time the transaction commenced (excluding, for purposes of determining voting stock outstanding, shares owned by directors who are also officers of the corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or

•
On or after the date the person or entity becomes an interested shareholder, the business combination is approved both by the board of directors and by the shareholders at a meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested shareholder.

In order not to discourage any parties from making tender offers or otherwise making more difficult parties’ attempts to obtain control of the Company in a transaction(s) that may be beneficial to the Company and its shareholders, the Company has elected in its Delaware Charter not to be governed by Section 203 of the Delaware Corporate Law. Further, the provision in the Company’s Delaware Charter, discussed above, that prohibits adoption of a poison pill absent stockholder approval is a broad prohibition that extends to other antitakeover devices.
The North Dakota Corporate Law does not impose any antitakeover provisions on publicly traded corporations. Further, the North Dakota Corporate Law prohibits the charter or bylaws of a publicly traded corporation from containing an antitakeover provision unless it has been approved by at least the affirmative vote of both (i) a majority of the directors in office who are not executive officers of the corporation; and (ii) two-thirds (2/3) of the voting power of the outstanding shares entitled to vote generally for the election of directors that are not owned beneficially or of record by directors or executive officers of the corporation. For this purpose, “antitakeover provision” is defined broadly, but does not include terms of a class or series of shares that serves to protect dividend, interest, sinking fund, conversion, exchange, or other rights of the shares, or to protect against the issuance of additional securities that would be on a parity with or superior to the shares.
As is the case with the Delaware Charter, the North Dakota Charter’s prohibition on the adoption of a poison pill absent shareholder approval extends to other antitakeover devices.
Advance Notice Bylaws
Both the North Dakota Corporate Law and the Delaware Corporate Law permit a publicly traded corporation to adopt a requirement that a shareholder notify the corporation in advance if the shareholder plans to propose any business at a regular meeting. However, the North Dakota Corporate Law restricts how far in advance the corporation may require the shareholder to provide such notice and restricts corporations from imposing burdensome requirements on the shareholder to provide information about the proposal. The amount of time that may be imposed in charter or bylaws requiring shareholders or beneficial owners to provide advance notice of a proposal for consideration at a regular meeting of the shareholders is generally limited to ninety (90) days in advance of the meeting. The information that may be required of a shareholder upon submission of a proposal is limited to (i) the name of the proponent, (ii) a statement that the proponent is a shareholder or beneficial owner of at least one share of the corporation and reasonable evidence of that ownership, and (iii) the general nature of the business to be proposed or, in the case of director nominations, the number of candidates the proponent intends to nominate.
By contrast, the Delaware Corporate Law imposes no specific restrictions on the ability of corporations to require advanced notice and other information from shareholders in order to propose business at a meeting of shareholders.
Board Approval of Significant Transactions Prior to Shareholder Action
The Delaware Corporate Law provides that certain significant transactions, including the sale of substantially all of the corporation’s assets, charter amendments and voluntary dissolutions first must be deemed advisable by a majority of the board of directors and then approved by a majority of the outstanding stock entitled to vote. The Delaware Corporate Law further provides for voluntary dissolution of a corporation without action of the directors if all of the shareholders entitled to vote consent in writing to such dissolution. Under the North Dakota Corporate Law, prior board approval is required for certain mergers and the sale of substantially all the assets of the corporation, but the shareholders can approve amendments to the corporation’s charter and voluntary dissolutions without prior board approval. Proposals to amend the corporation’s charter must be made by shareholders holding at least five percent (5%) of the corporation’s voting power. The North Dakota Corporate Law thus limits the ability of the board of directors to block certain shareholder actions.
Majority and Supermajority Shareholder Voting Requirements
Under both the Delaware Corporate Law and the North Dakota Corporate Law, action on certain matters, including the sale, lease or exchange of all or substantially all of the corporation’s property or assets, mergers, and consolidations and voluntary dissolution, generally must be approved by the holders of a majority of the outstanding shares. In addition, the Delaware Corporate Law provides that the certificate of incorporation may provide for a supermajority of the voting power of the outstanding shares to approve such extraordinary corporate transactions. The Company’s Delaware Charter does not contain such a provision. The North Dakota Corporate Law expressly prohibits the inclusion of supermajority quorum or voting requirements in publicly traded corporations’ charter and bylaws.

Shareholder Approval of Stock Issuances
The North Dakota Corporate Law requires shareholder approval before a publicly traded corporation may issue securities holding greater than twenty percent (20%) of the total voting power outstanding prior to the transaction. Public offerings and bona fide private offerings, among other transactions, are excepted from the shareholder approval requirement. This requirement and its exceptions apply to all publicly traded corporations subject to the North Dakota Corporate Law the same general approach to shareholder approval of stock issuances followed by the New York Stock Exchange and the Nasdaq Stock Exchange (on which the Corporation’s shares of common stock are traded). The Delaware Corporate Law does not require shareholder approval of such issuances, other than in the contexts of certain mergers and consolidations.
Shareholder Action Without a Meeting
The Delaware Corporate Law permits any action required or permitted to be taken at a shareholder meeting to be taken by written consent if the written consent is signed by the holders of shares that would have been required to effect the action at a meeting of the shareholders. Shareholders who do not sign the written consent must be notified promptly following the effectiveness of a written consent. The Delaware Corporate Law also provides that a corporation’s charter may restrict or prohibit shareholders’ action without a meeting. The Company’s Delaware Charter did not restrict or prohibit shareholders’ ability to act without a meeting and, generally, holders of a majority of the Company’s outstanding shares may take action by written consent in lieu of a shareholder meeting.
Under the North Dakota Corporate Law, an action required or permitted to be taken at a meeting of the shareholders of a publicly traded corporation may be taken without a meeting by shareholders who own voting power equal to the voting power that would be required to take the same action at a meeting of the shareholders at which all shareholders were present. However, in contrast to the Delaware Corporate Law this cannot be restricted in the corporation’s charter. All shareholders must be notified of any such action no later than five days after the effective time of the action.
Annual Meetings of Shareholders
The Delaware Corporate Law provides that if no date has been set for an annual meeting of shareholders for a period of thirteen (13) months after the last annual meeting, any shareholder or director may request the Delaware Court of Chancery to order that a meeting be held. The North Dakota Corporate Law requires a publicly traded corporation to hold a meeting of shareholders annually for the election of directors and the conduct of such other business as may be properly brought before the meeting by the board of directors or the shareholders. In addition, the charter or bylaws of a publicly traded corporation must state the latest date in each calendar year by which the regular meeting of shareholders must be held, which date may not be more than 180 days after the end of the corporation’s prior fiscal year. Under the North Dakota Corporate Law, any shareholder of a publicly traded corporation may demand a regular meeting of shareholders or apply for an order of court directing the holding of a regular meeting of shareholders, if an annual meeting of shareholders has not been held during the earlier of six (6) months after the corporation’s fiscal year end or fifteen (15) months after its last annual meeting.
Special Meetings of Shareholders
Under the Delaware Corporate Law, only the board of directors or those persons authorized by the corporation’s charter or bylaws may call a special meeting of the corporation’s shareholders. The Company’s Delaware Charter Documents provide that special meetings of shareholders may be called by the board of directors, the chairman of the board of directors or the president of the corporation and shall be called by the president or the secretary at the request in writing of the holders of ten percent (10%) or more of the outstanding shares of stock of the corporation. The Delaware Corporate Law permits corporations to restrict both the period during which shareholders may call a special meeting of shareholders and the business that may be conducted at a special meeting. Under the North Dakota Corporate Law, a special meeting of shareholders may be called for any purpose by the president, two or more directors, any person authorized in the charter or bylaws to call special meetings, or shareholders who beneficially own ten percent (10%) or more of the voting power of all shares entitled to vote on each issue proposed to be considered at the special meeting. In addition, under the North Dakota Corporate Law, the charter or bylaws of a publicly traded corporation may not restrict the period during which shareholders may call a special meeting of shareholders or the business that may be conducted at a special meeting. The North Dakota Charter Documents will provide that the Company’s chairman of the board of directors and president, vice chairmen of the board of directors, may call a special meeting.

Elimination of Director Personal Liability for Monetary Damages
Both the Delaware Corporate Law and the North Dakota Corporate Law permit a corporation to include a provision in its charter which limits or eliminates the personal liability of a director for monetary damages arising from breaches of his or her fiduciary duties to the corporation or its shareholders, subject to certain exceptions. Such a provision may not, however, eliminate or limit director monetary liability for:
•	Breaches of the director’s duty of loyalty to the corporation or its shareholders;
•	Acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;
•	The payment of unlawful dividends, stock redemptions and certain other distributions to shareholders; or
•	Transactions in which the director received an improper personal benefit.
Such a limitation of liability provision also may not limit a director’s liability for violation of, or otherwise relieve the corporation or directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.
The Delaware Charter eliminates the liability of the Company’s directors for monetary damages to the fullest extent permissible under the Delaware Corporate Law. The North Dakota Charter will similarly eliminate the liability of the Company’s directors for monetary damages to the fullest extent permissible under the North Dakota Corporate Law.
Indemnification
The Delaware Corporate Law generally permits a corporation to indemnify its directors, officers or employees against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with derivative or third-party action, provided there is a determination by (i) a majority vote of a disinterested quorum of the directors, (ii) a committee of disinterested directors designated by a majority vote of the board of directors even if not a quorum, (iii) independent legal counsel, or (iv) the shareholders, that the person seeking indemnification acted in good faith and in a manner he or she reasonably believed to be in the best interests of the corporation and that the person, with respect to any criminal action, had no reasonable cause to believe that his or her conduct was unlawful. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. The Delaware Corporate Law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue or matter therein, on the merits or otherwise.
The North Dakota Corporate Law provides for similar indemnification of directors, officers and employees, but does not make a distinction between derivative and third party actions. In addition, pursuant to the North Dakota Corporate Law, the indemnification is mandatory unless the corporation’s charter or bylaws prohibit or limit the indemnification. Under the North Dakota Corporate Law, the directors, officers and employees are entitled to indemnification if they (i) have not been indemnified by another organization, (ii) acted in good faith, (iii) received no improper personal benefit, (iv) with respect to any criminal action, had no reasonable cause to believe that his or her conduct was unlawful, and (v) reasonably believed that their conduct was in the best interest of the corporation (or if they, at the corporation’s request, served for another organization, reasonably believed that their conduct was not opposed to the best interest of the corporation). The North Dakota Corporate Law further provides that the determination of whether the corporation is to indemnify the director, officer or employee can be made (i) by a majority vote of a disinterested quorum of the directors, (ii) if a quorum cannot be obtained, by a committee of disinterested directors designated by a majority vote of the board of directors even if not a quorum, (iii) by independent legal counsel, (iv) by a majority vote of disinterested shareholders, or (v) with respect to indemnification of persons who are not directors or officers or acting in similar capacities, by an annually appointed committee of the board of directors having at least one member who is a director, which shall report to the board of directors on an annual basis. If the corporation determines that the person is not entitled to indemnification or makes no determination within a legally specified time, the person seeking the indemnification has the burden of establishing that he or she is entitled to indemnification.

In addition, the North Dakota Corporate Law requires that a corporation that indemnifies a person in connection with a derivative action report to the shareholders in writing the amount of indemnification or advance and to whom and on whose behalf the indemnification was paid not later than the next meeting of the shareholders.
Expenses incurred by an officer or director in defending an action may be paid in advance under both the Delaware Corporate Law and the North Dakota Corporate Law, if the director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation to purchase indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.
The Delaware Bylaws provide for indemnification to the fullest extent permitted by the Delaware Corporate Law and the North Dakota Bylaws and North Dakota Charter will likewise provide for indemnification to the fullest extent permitted by the North Dakota Corporate Law.
Conflicts of Interest
Under both the Delaware Corporate Law and the North Dakota Corporate Law, a contract or transaction between a corporation and one or more of its directors, or an entity in or of which one or more of the corporation’s directors are directors, officers, or legal representatives or have a material financial interest, is not void or voidable solely because of such reason, provided that the contract or transaction is fair and reasonable at the time it is authorized, such contract or transaction is ratified by the corporation’s shareholders after disclosure of the relationship or interest, or such contract or transaction is authorized in good faith by a majority of the disinterested members of the board of directors after disclosure of the relationship or interest. The Delaware Corporate Law permits the interested director to be counted in determining whether a quorum of the directors is present at the meeting approving the contract or transaction, and further provides that the contract or transaction shall not be void or voidable solely because the interested director’s vote is counted at the meeting which authorizes the contract or transaction. The Delaware Corporate Law also provides that such transactions may be approved by a majority vote of the shareholders. In contrast, the North Dakota Corporate Law provides that interested directors may not be counted in determining the presence of a quorum and may not vote on such contract or transaction. In addition, the North Dakota Corporate Law provides that the shareholder vote required for approval of such transactions is either 2/3 of the disinterested shareholders or a unanimous vote by all shareholders.
Shareholder Derivative Suits
Under both the Delaware Corporate Law and the North Dakota Corporate Law, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder of the corporation at the time of the transaction in question or if his or her stock thereafter came to be owned by him or her by operation of law.
The North Dakota Corporate Law provides that the corporation in a derivative suit by the holders of less than five percent (5%) of the outstanding shares of a corporation which shares have a market value of less than twenty-five thousand dollars ($25,000) may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond for reasonable expenses. The Delaware Corporate Law does not have a similar bonding requirement.
Appraisal Rights
In some circumstances under both the Delaware Corporate Law and the North Dakota Corporate Law, shareholders have the right to dissent from certain corporate transactions by demanding payment in cash for their shares equal to the fair value of the shares as determined by agreement with the corporation or by a court in an action timely brought by the dissenting shareholders. The Delaware Corporate Law allows for dissenters’ rights only in connection with certain mergers or consolidations. No such appraisal rights exist, however, for corporations whose shares are listed on a national securities exchange or held of record by more than 2,000 shareholders unless the certificate of incorporation provides otherwise (the Company’s Delaware Charter does not provide otherwise) or the shareholders are to receive in the merger or consolidation anything other than (a) shares of stock of the corporation surviving or resulting from such merger or consolidation, (b) shares of stock of any other corporation which at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares of the corporation described in the foregoing clauses (a) and (b), or (d) any combination of clauses (a), (b), or (c). The North Dakota Corporate Law, in general, affords dissenters’ rights upon certain amendments to the charter that materially and adversely affect the rights or preferences of the shares of the dissenting shareholder, upon the sale, lease or transfer of substantially all corporate assets and upon merger, exchange or conversion of a corporation. However, under the North Dakota Corporate Law, no such appraisal rights exist for the holders of any shares listed on the New York Stock Exchange, the American Stock Exchange or designated as a national market system security on the NASDAQ stock market.

Dividends
Under the Delaware Corporate Law, a corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, except that dividends may not be paid out of net profits if, after the payment of the dividend, capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.
The North Dakota Corporate Law permits the authorization and payment of distributions, which includes dividends, distributions in liquidation, purchase and redemption of its shares, only if the board of directors determines that the corporation will be able to pay its debts in the ordinary course of business after the distributions have been paid and the board of directors does not know before payment of the distributions that its determination has become erroneous. Subject to limited exceptions, including express waiver by holders of shares with preferential rights, a distribution may only be made to holders of a class or series of shares if all amounts payable to holders of shares having a preference for the payment of that type of dividend have been paid and the payment does not reduce the remaining net assets of the corporation below the aggregate preferential amount payable to the holders of shares having preferential rights in the event of liquidation.
Preemptive Rights
Under the Delaware Corporate Law, preemptive rights do not exist unless the corporation’s certificate of incorporation specifies otherwise. The Company’s Delaware Charter does not provide for preemptive rights. Under the North Dakota Corporate Law, unless otherwise provided in the charter, a shareholder of a publicly traded corporation will not have preemptive rights. The North Dakota Charter does not provide for preemptive rights.
Material Federal Income Tax Considerations
This section of the Proxy Statement summarizes the material U.S. federal income tax considerations relevant to the Reincorporation that apply to holders of the Company’s common stock. This discussion is based on existing provisions of the Internal Revenue Code of 1986, as amended (the “IRC”), existing Treasury regulations and current administrative rulings and court decisions, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences to the North Dakota Company, the Delaware Company or its shareholders as described herein.
This summary only applies to holders of the Company’s common stock who are “U.S. persons,” defined to include:
•	a citizen or resident of the United States;
•	a corporation created or organized in or under the laws of the United States, or any political subdivision thereof (including the District of Columbia);
•	an estate the income of which is subject to United States federal income taxation regardless of its source;
•
a trust if either: (a) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of such trust, or (b) the trust has a valid election in effect to be treated as a United States person for United States federal income tax purposes; and

•	any other person or entity that is treated for United States federal income tax purposes as if it were one of the foregoing.
A holder of Company common stock other than a “U.S. person” as defined above is, for purposes of this discussion a “non-U.S. person.” If a partnership holds Company common stock, the tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. If you are a partner of a partnership that holds Company stock, you should consult your tax advisor.

Not all U.S. federal income tax considerations that may be relevant to you in light of your particular circumstances are discussed herein. Factors that could alter the tax consequences of the Reincorporation to you include:
•	if you are a dealer in securities, a financial institution, mutual fund, regulated investment company, real estate investment trust, insurance company, or tax-exempt entity;
•	if you are subject to the alternative minimum tax provisions of the IRC;
•	if you hold your Company common stock as part of an integrated investment such as a hedge or as part of a hedging, straddle or other risk reduction strategy;
•	if you hold your Company common stock as qualified small business stock within the meaning of Section 1202 of the IRC;
•	if you are a non-U.S. person;
•	if you do not hold your shares of the Delaware Company’s common stock as capital assets within the meaning of Section 1221 of the IRC (generally, property held for investment); or
•	if you acquired your shares of the Delaware Company’s common stock in connection with stock option plans or in other compensatory transactions.
In addition, not all of the tax consequences of the Reincorporation under foreign, state or local tax laws are discussed herein, nor are the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the Reincorporation, whether or not any such transactions are undertaken in connection with the Reincorporation, including, for example, any transaction in which shares of the Delaware Company’s common stock are acquired or shares of the North Dakota Company common stock are disposed. The tax consequences to holders of options to acquire shares of the Delaware Company’s common stock are also not discussed herein. Accordingly, you are urged to consult your own tax advisors as to the specific tax consequences of the Reincorporation, including the applicable federal, state, local and foreign tax consequences to you of the Reincorporation.
A ruling from the Internal Revenue Service in connection with the Reincorporation will not be requested.
It is anticipated that the Reincorporation will qualify as a reorganization within the meaning of Section 368 of the IRC, which will result in the following material federal income tax consequences:
•	You will not recognize any gain or loss upon your deemed receipt of the North Dakota Company common stock in the Reincorporation;
•
the aggregate tax basis of the North Dakota Company common stock deemed received by you in the Reincorporation will be the same as the aggregate tax basis of shares of the Delaware Company’s common stock deemed surrendered in exchange therefor;

•
the holding period of the North Dakota Company common stock deemed received by you in the Reincorporation will include the period for which shares of the Delaware Company’s common stock deemed surrendered in exchange therefor was considered to be held; and

•	Neither the North Dakota Company nor the Delaware Company will recognize gain or loss solely as a result of the Reincorporation.
If the Internal Revenue Service successfully challenges the status of the Reincorporation as a reorganization, you would recognize taxable gain or loss with respect to each share of the Company’s common stock deemed surrendered equal to the difference between your basis in such share and the fair market value, as of the completion of the Reincorporation, of the North Dakota Company common stock deemed received in exchange therefor. In such event, your aggregate basis in the North Dakota Company common stock so received would equal its fair market value as of the effective time of the Reincorporation, and your holding period for such stock would begin the day after the Reincorporation.

Accounting Consequences
We believe that there will be no material accounting consequences for us resulting from the Reincorporation.
OTHER MATTERS
Stockholder Proposals and Recommendations for Director
Procedures for the Delaware Company
Stockholder proposals for inclusion in the Company’s proxy materials for the Company’s 2010 Annual Meeting of Stockholders must be received by the Company no later than December 31, 2009. These proposals must also meet the other requirements of the rules of the SEC and the Company’s Bylaws relating to stockholder proposals.
Stockholders who wish to make a proposal at the Company’s 2010 Annual Meeting, other than one that will be included in the Company’s proxy materials,  should notify the Company no later than March 12, 2010. If a stockholder who wishes to present such a proposal fails to notify the Company by this date, the proxies that management solicits for the meeting will have discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the proxy rules of the Securities and Exchange Commission (SEC).
Stockholders may make recommendations to the board of directors of candidates for its consideration as nominees for director at the Company’s 2010 Annual Meeting of Stockholders by submitting the name, qualifications, experience and background of such person, together with a statement signed by the nominee in which he or she consents to act as such, to the board of directors, c/o Secretary, American Railcar Industries, Inc., 100 Clark Street, St. Charles, Missouri 63301. Notice of such recommendations should be submitted in writing not later than 90 days prior to the anniversary date of the immediately preceding annual meeting and must contain specified information and conform to certain requirements set forth in the Company’s Bylaws. The letter of recommendation from one or more stockholders should state whether or not the person(s) making the recommendation has beneficially owned 5% or more of the Company’s Common Stock for at least one year. The board of directors may refuse to acknowledge the nomination of any person not made in compliance with these procedures or in the Company’s Bylaws.
Procedures for the North Dakota Company
If the Reincorporation is approved by the Company’s shareholders and effected, shareholder proposals and recommendations for directors shall be made as follows:
For business to be properly brought before an annual meeting by a shareholder, including, without limitation, the nomination of a person or persons for election to the Company’s board of directors, the shareholder must have given timely notice thereof in writing to: c/o Secretary, American Railcar Industries, Inc., 100 Clark Street, St. Charles, Missouri 63301.
To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation no later than March 12, 2010. If a shareholder who wishes to present a proposal fails to notify the Company by this date, the proxies that management solicits for the meeting will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the proxy rules of the SEC. If the date of the Company’s 2010 Annual Meeting is changed by more than five (5) days from the anniversary date of the 2009 Annual Meeting, then a shareholder proposal to be timely must be received no later than ninety (90) days prior to the date of the 2010 Annual Meeting. Under North Dakota law, the Company is required to provide certain notice of annual meetings and, if the Company fails to provide such notice, shareholders will have additional time to submit proposals in accordance with applicable law and the Company’s Bylaws.
Shareholder notices must contain specified information and conform to certain requirements set forth in the Company’s Bylaws. Notices regarding nominations of a person or persons for election to the Company’s board of directors should state whether or not the person(s) making the recommendation are “qualified shareholders” under the North Dakota Corporate Law and should comply with applicable provisions of the Company’s Bylaws.
All shareholder proposals must satisfy any applicable requirements of the Company’s Bylaws, rules of the SEC and the North Dakota Corporate Law. The board of directors may refuse to acknowledge the nomination of any person not made in compliance with applicable laws and regulations and the Company’s Bylaws.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than 10 percent of our Common Stock to file initial reports of their ownership and changes in ownership of our Common Stock with the SEC. To the best of our knowledge, based solely on a review of reports furnished to us and written representations from reporting persons, each person who was required to file such reports complied with the applicable filing requirements during 2008, except that the Form 4s for the SARs granted to our executive officers during 2007 and 2008 were filed in September of 2008.
Stockholders Sharing an Address
Only one proxy statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will undertake to deliver promptly upon written or oral request a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the proxy statement was delivered. You may make a written or oral request by sending a written notification to the Secretary, American Railcar Industries, Inc., 100 Clark Street, St. Charles, Missouri 63301, stating your name, your shared address, and the address to which we should direct the additional copy of the information statement, or by calling our executive office at (636) 940-6000. If multiple stockholders sharing an address have received one copy of this proxy statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our executive office. Additionally, if current stockholders with a shared address received multiple copies of this proxy statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made by mail or telephone call to our executive office.

Report on Form 10-K
The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as filed with the Securities and Exchange Commission, including financial statements, was included with the Annual Report mailed to each stockholder with this Proxy Statement. Stockholders may obtain without charge another copy of the Form 10-K, excluding certain exhibits, by writing to the Secretary, American Railcar Industries, Inc., 100 Clark Street, St. Charles, Missouri 63301.
Incorporation by Reference
To the extent that this proxy statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act, the section of the proxy statement entitled “Audit Committee Report” shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.
Other Business
Management knows of no other matters that will be presented for action at the Annual Meeting. However, the enclosed proxy gives discretionary authority to the persons named in the proxy in the event that any other matters should be properly presented to the meeting.
It is important that proxies be returned promptly. Therefore, stockholders are urged, regardless of the number of shares owned, to date, sign and return the enclosed proxy in the enclosed business reply envelope.

By Order of the Board of Directors
-s- Michael Obertop
Michael Obertop,
Secretary
May  ___, 2009
St. Charles, Missouri

Appendix A
AGREEMENT AND PLAN OF MERGER
AGREEMENT AND PLAN OF MERGER (“Agreement”) entered into this _____ day of _____, 2009 by and between American Railcar Industries, Inc., a Delaware corporation (“Parent”), and American Railcar Industries, Inc., a North Dakota corporation (“Subsidiary” and, together with Parent, “Constituent Corporations”).
RECITALS:
WHEREAS, the authorized capital stock of Parent consists of: (i) 50,000,000 shares of Common Stock, $.01 par value per share (“Parent Common Stock”), 21,302,296 shares of which are issued and outstanding as of the date hereof; (ii) 1,000,000 shares of Preferred Stock, $.01 par value per share, no shares of which are issued and outstanding as of the date hereof.
WHEREAS, the authorized capital stock of Subsidiary consists of 10,000 shares of Common Stock, $.01 par value per share (“Subsidiary Common Stock”), 100 shares of which are issued and outstanding and held by Parent as of the date hereof.
WHEREAS, the parties deem it advisable and in the best interests of the Constituent Corporations and their stockholders that Parent be merged with and into Subsidiary (the “Merger”) in accordance with the provisions of the North Dakota Business Corporation Act (“NDBCA”) and the Delaware General Corporation Law (“DGCL”) and desire to state herein the mode of carrying the same into effect and certain other details and provisions of the Merger;
NOW, THEREFORE, in consideration of the premises and the agreements herein contained, the parties agree as follows:
1. Constituent Corporations and Merger. On the Effective Time, as defined in Section 3 below, Parent shall be merged into Subsidiary and Subsidiary shall be the surviving corporation (the “Surviving Corporation”).
2. Surviving Corporation.
(a) The name by which the Surviving Corporation shall be known is: American Railcar Industries, Inc.
Upon the Effective Time, the Articles of Incorporation of the Surviving Corporation shall be amended and restated in their entirety as set forth on Exhibit A attached hereto (the “New Articles”), which New Articles: (i) shall supersede the original Articles of Incorporation of the Subsidiary, and any amendments thereto, in all respects; (ii) have been adopted pursuant to Section 10-19.1-21 of the NDBCA; and (iii) among other things (X) increase the authorized capital stock of the Subsidiary to consist of 50,000,000 shares of Subsidiary Common Stock and 1,000,000 shares of Preferred Stock, $.01 par value per share, and (Y) provide that the Surviving Corporation shall be subject to the North Dakota Publicly Traded Corporations Act.
(b) Upon the Effective Time, the Bylaws of the Surviving Corporation shall be as set forth on Exhibit B attached hereto (the “New Bylaws”);
(c) Upon the Effective Time, the officers and directors of the Surviving Corporation shall be those of the Parent immediately prior to the Effective Time.

3. Effective Time. The Merger shall become effective, assuming the prior filing of (i) a Certificate of Ownership and Merger and/or an executed counterpart of this Agreement with the Office of the Secretary of State of the State of Delaware and (ii) Articles of Merger and/or an executed counterpart of this Agreement with the Office of the Secretary of State of the State of North Dakota, respectively, on _____ __, 20_____ (the “Effective Time”) (any such Certificate of Ownership and Merger, Articles of Merger and/or executed counterparts of this Agreement, collectively, the “Merger Documents”).
4. Effect of Merger. From and after the Effective Time, the effect of the Merger shall be as provided in Sections 253 and 259 of the DGCL and Sections 10-19.1-100 and 10-19.1-102 of the NDBCA, including the following: (i) the separate corporate existence of Parent shall cease and all of its assets, property, rights and powers as well as all debts due it and all choses in action belonging to it shall be transferred to and vested in the Subsidiary as the Surviving Corporation without further act or deed; (ii) the Subsidiary as the Surviving Corporation shall continue in existence and retain all of its assets, property, leasehold interests, rights and powers as well as all debts due to it and all choses in action belonging to it without impairment; and further, the title to any real estate, or any interest therein, under the laws of the State of Delaware vested in the Subsidiary Corporation shall not revert or be in any way impaired by reason of the Merger; and further, the rights of creditors of Parent, lessors of property leased by Parent and parties contracting with Parent shall not in any manner be impaired by the Merger, and Subsidiary as the Surviving Corporation shall remain liable for all of its liabilities and obligations existing prior to the Effective Time and shall be deemed to have assumed the obligations of Parent existing prior to the Effective Time to the same extent as if Subsidiary had itself incurred such obligations; and further the aggregate amount of the net assets of the parties which was available for the payment of dividends immediately prior to the Merger shall continue to be available for the payment of dividends by the Surviving Corporation.
5. Further Assurance. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of Parent such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or conform, of record or otherwise, in the Surviving Corporation, the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Parent, and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized, in the name and on behalf of the Parent or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.
6. Statutory Agent. From and after the Effective Time, until thereafter changed as permitted by law, the Secretary of State of the State of Delaware shall serve as the statutory agent of the Surviving Corporation upon whom any process, notice or demand against either Parent or the Surviving Corporation may be served for any prior obligations for so long as any liability remains outstanding against Parent or the Surviving Corporation in the State of Delaware.

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7. Conversion of Shares.
(a) At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:
i.	each share of Parent Common Stock issued and outstanding shall be converted into and be deemed to become one share of Subsidiary Common Stock;

ii.	all of the shares of Subsidiary Common Stock held by Parent shall be surrendered and canceled;

iii.
the Surviving Corporation shall assume and continue Parent’s 2005 Equity Incentive Plan, as amended, and all other employee benefit plans of Parent, and (A) each outstanding and unexercised option or other right to purchase or receive or security convertible into Parent Common Stock shall be assumed by the Surviving Corporation and shall become an option or right to purchase or receive or a security convertible into Subsidiary Common Stock on the basis of one share of Subsidiary Common Stock for each share of Parent Common Stock issuable pursuant to any such option, right to purchase or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Parent option, stock purchase right or convertible security and (B) each stock appreciation right shall be assumed by the Surviving Corporation and shall reference the same number of shares of Subsidiary Common Stock as such stock appreciation right referenced shares of Parent Common Stock prior to the Merger; and

iv.	the holders of shares of Parent Common Stock shall have no further claims of any kind or nature.
(b) From and after the Effective Time, (i) each certificate theretofore representing shares of issued and outstanding Parent Common Stock shall, upon surrender to Subsidiary, entitle the holder to receive in exchange therefor a certificate or certificates representing the number of shares of Subsidiary Common Stock into which the stock theretofore represented by the certificate so surrendered shall have been converted in accordance with the paragraphs above.
(c) Each share, if any, of capital stock held in Parent’s treasury at the Effective Time shall automatically be canceled.
8. Abandonment. This Agreement may be terminated and the Merger abandoned by the mutual consent of the Boards of Directors of Parent and Subsidiary at any time (i) prior to the filing date(s) of the Merger Documents with the Secretaries of State of the States of Delaware and North Dakota, as applicable, whether or not at the time of such termination and abandonment this Agreement has been adopted by the stockholders of Parent, or (ii) following the filing of the Merger Documents with the Secretaries of State of the States of Delaware and North Dakota, as applicable, but prior to the Effective Time, whether or not at the time of such termination and abandonment this Agreement has been adopted by the stockholders of Parent.
[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Agreement and Plan of Merger effective as of the date first above written.

AMERICAN RAILCAR INDUSTRIES, INC., a Delaware Corporation
By:
Dale C. Davies
Senior Vice President, Chief Financial Officer and Treasurer

A T T E S T:

Secretary

AMERICAN RAILCAR INDUSTRIES, INC., a North Dakota Corporation
By:
Dale C. Davies
Treasurer

A T T E S T:

Secretary
[Signature Page to Agreement and Plan of Merger]

Exhibit A
New Articles

Exhibit B
New Bylaws

Appendix B
ARTICLES OF INCORPORATION
OF
AMERICAN RAILCAR INDUSTRIES, INC.
The undersigned, under the provisions and subject to the requirements of the laws of the State of North Dakota (particularly (i) Chapter 10-19.1 of the North Dakota Century Code, generally known as the North Dakota Business Corporation Act, and (ii) Chapter 10-35 of the North Dakota Century Code, generally known as the North Dakota Publicly Traded Corporations Act, and the acts amendatory thereof and supplemental thereto, collectively referred to hereinafter as the “Corporation Laws of the State of North Dakota”), hereby certifies that:
FIRST: The name of the corporation (hereinafter called the “Corporation”) is American Railcar Industries, Inc.
SECOND: The name of the commercial registered agent in the State of North Dakota is CT Corporation System. The address of the commercial registered agent of the Corporation in the State of North Dakota is 314 East Thayer Avenue, PO Box 400, Bismarck, North Dakota 58501.
THIRD: The effective date of incorporation of the Corporation shall be the date that the Secretary of State of the State of North Dakota issues the Corporation’s Certificate of Incorporation.
FOURTH: The Corporation expressly elects to be governed by the North Dakota Publicly Traded Corporations Act.
FIFTH: The total number of shares that the Corporation shall have authority to issue is 51,000,000, consisting of 50,000,000 shares of common stock, all of a par value of one cent ($.01) each (“Common Stock”), and 1,000,000 shares of preferred stock, all of a par value of one cent ($.01) each (“Preferred Stock”). The voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, in respect of the classes of stock of the Corporation are as follows:
I.	Preferred Stock
A.
The Preferred Stock of the Corporation may be issued from time to time in one or more series of any number of shares, provided that the aggregate number of shares issued and not canceled in any and all such series shall not exceed the total number of shares of preferred stock hereinabove authorized.

B.
To the extent not prohibited by §10-35-17 of the North Dakota Publicly Traded Corporations Act, or any successor provision thereto, authority is hereby vested in the Board of Directors from time to time to authorize the issuance of one or more series of preferred stock and, in connection with the creation of such series, to fix by resolution or resolutions providing for the issuance of shares thereof the characteristics of each such series including, without limitation, the following:

1.
the maximum number of shares to constitute such series, which may subsequently be increased or decreased (but not below the number of shares of that series then outstanding) by resolution of the Board of Directors, the distinctive designation thereof and the stated value thereof if different than the par value thereof;

2.
whether the shares of such series shall have voting powers, full or limited, or no voting powers, and if any, the terms of such voting powers, except that in no instance may any shares of any series be granted or have cumulative voting rights;

3.
the dividend rate, if any, on the shares of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of capital stock and whether such dividend shall be cumulative or noncumulative;

4.
whether the shares of such series shall be subject to redemption by the Corporation, and, if made subject to redemption, the times, prices and other terms, limitations, restrictions or conditions of such redemption;

5.
the relative amounts, and the relative rights or preference, if any, of payment in respect of shares of such series, which the holders of shares of such series shall be entitled to receive upon the liquidation, dissolution or winding-up of the Corporation;

6.
whether or not the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

7.
whether or not the shares of such series shall be convertible into, or exchangeable for, shares of any other class, classes or series, or other securities, whether or not issued by the Corporation, and if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting same;

8.
the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock (as defined below) or any other class or classes of stock of the Corporation ranking junior to the shares of such series either as to dividends or upon liquidation, dissolution or winding-up;

9.
the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issuance of any additional stock (including additional shares of such series or of any other series or of any other class) ranking on a parity with or prior to the shares of such series as to dividends or distributions of assets upon liquidation, dissolution or winding-up; and

10.
any other preference and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall not be inconsistent with law, this ARTICLE FIFTH or any resolution of the Board of Directors pursuant hereto.

II.	Common Stock
A.
To the extent not prohibited by §10-35-17 of the North Dakota Publicly Traded Corporations Act, or any successor provision thereto, Common Stock of the Corporation may be issued from time to time in any number of shares, provided that the aggregate number of shares issued and not canceled shall not exceed the total number of shares of Common Stock hereinabove authorized.

B.
Unless expressly provided by the Board of Directors of the Corporation in fixing the voting rights of any series of Preferred Stock, the holders of the outstanding shares of Common Stock shall exclusively possess all voting power for the election of directors and for all other purposes, each holder of record of shares of Common Stock being entitled to one vote for each share of such stock standing in his name on the books of the Corporation. No shares of Common Stock shall have cumulative voting rights.

C.
Subject to the prior rights of the holders of Preferred Stock now or hereafter granted pursuant to this ARTICLE FIFTH, the holders of Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available for that purpose, dividends payable either in cash, stock or otherwise.

D.
In the event of any liquidation, dissolution or winding-up of the Corporation, either voluntary or involuntary, after payment shall have been made in full to the holders of Preferred Stock of any amounts to which they may be entitled and subject to the rights of the holders of Preferred Stock now or hereafter granted pursuant to this ARTICLE FIFTH, the holders of Common Stock shall be entitled, to the exclusion of the holders of Preferred Stock of any and all series, to share, ratably accordingly to the number of shares of Common Stock held by them, in all remaining assets of the Corporation available for distribution to its shareholders.

SIXTH: The name and the mailing address of the incorporator is as follows:

NAME	ADDRESS

Dale C. Davies	c/o American Railcar Industries, Inc., 100 Clark Street, St. Charles, MO 63301
SEVENTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its shareholders or any class thereof, as the case may be, it is further provided that:
1. The business of the Corporation shall be conducted by the officers of the Corporation under the supervision of the Board of Directors.
2. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws. No election of directors need be by written ballot.
3. Subject to the limitations set forth in these Articles of Incorporation, the Board of Directors of the Corporation and the shareholders of the Corporation may adopt, amend or repeal the Bylaws of the Corporation in the manner provided in the Bylaws, in accordance with Section 10-19.1-31 of the North Dakota Business Corporations Act, or any successor provision thereto, and Section 10-35-05 of the North Dakota Publicly Traded Corporations Act, or any successor provision thereto.
4. The Corporation shall not, other than by an amendment to these Articles of Incorporation duly adopted by the shareholders of the Corporation, adopt or approve any “rights plan,” “poison pill” or other similar plan, agreement or device designed to prevent or make more difficult a hostile takeover of the Corporation by increasing the cost to a potential acquirer of such a takeover either through the issuance of new rights, shares of common stock or preferred stock or any other security or device that may be issued to shareholders of the Corporation other than all shareholders of the Corporation that carry severe redemption provisions, favorable purchase provisions or otherwise.

EIGHTH: No director shall be personally liable to the Corporation or its shareholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for breach of the director’s duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 10-19.1-95 of the North Dakota Business Corporations Act or Section 10-04-17 of the North Dakota Century Code, or any successor provisions thereto, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this ARTICLE EIGHTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.
NINTH: The Corporation may, to the fullest extent permitted by the Corporation Laws of the State of North Dakota, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify thereunder from and against any and all of the expenses, liabilities or other matters referred to or covered therein, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which a person indemnified may be entitled under any Bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.
TENTH: Provisions Relating to the Founding Shareholders.
1. Founding Shareholders. In anticipation that Carl C. Icahn, entities controlled by him (collectively with Carl C. Icahn, and as further defined below, the “Founding Shareholders”) and the Corporation may engage, directly or indirectly, in the same or similar activities or lines of business and have an interest in the same areas of corporate opportunities, and in recognition of the benefits to be derived by the Corporation through its continued contractual, corporate and business relations with the Founding Shareholders (including potential service of officers, directors, members, shareholders, partners or employees of the Founding Shareholders as officers, directors and employees of the Corporation), the provisions of this ARTICLE TENTH are set forth to regulate, define and guide, to the fullest extent permitted by the Corporation Laws of the State of North Dakota, the conduct of certain affairs of the Corporation as they may involve the Founding Shareholders and their respective officers, directors, members, partners, shareholders and employees and the powers, rights and duties of the Corporation and the Founding Shareholders and their respective officers, directors, members, partners, shareholders and employees in connection therewith. The following provisions shall be applicable to the maximum extent permitted by applicable provisions of North Dakota law.

2. Competition and Corporate Opportunities. None of the Founding Shareholders or any director, officer, member, partner, shareholder or employee of any Founding Shareholder (each, acting in such capacity, a “Specified Party”), independently or with others, shall have any duty to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Corporation and that might be in direct or indirect competition with the Corporation. In the event that any Founding Shareholder or Specified Party acquires knowledge of a potential transaction or matter that may be a corporate opportunity for any Founding Shareholder or Specified Party, as applicable, and the Corporation, none of the Founding Shareholders or Specified Parties shall have any duty to communicate or offer such corporate opportunity to the Corporation, and any Founding Shareholder and Specified Party shall be entitled to pursue or acquire such corporate opportunity for itself or to direct such corporate opportunity to another person or entity and the Corporation shall have no right in or to such corporate opportunity or to any income or proceeds derived therefrom.
3. Allocation of Corporate Opportunities.
a. To the maximum extent permitted by applicable North Dakota law, in the event that a director, officer or employee of the Corporation who is also a Founding Shareholder or Specified Party acquires knowledge of a potential transaction or matter that may be a corporate opportunity or otherwise is then exploiting any corporate opportunity, subject to Section 3(b) of this ARTICLE TENTH, the Corporation shall have no interest in such corporate opportunity and no expectation that any corporate opportunity be offered to the Corporation, any such interest or expectation being hereby renounced, so that, as a result of such renunciation, and for the avoidance of doubt, such Founding Shareholder or Specified Party (i) shall have no duty to communicate or present such corporate opportunity to the Corporation, (ii) shall have the right to hold any such corporate opportunity for its own account or to recommend, sell, assign or transfer such corporate opportunity to persons other than the Corporation and (iii) shall not breach any fiduciary duty to the Corporation by reason of the fact that such Founding Shareholder or Specified Party pursues or acquires any such corporate opportunity for itself or directs, sells, assigns or transfers such corporate opportunity to another person or does not communicate information regarding such corporate opportunity to the Corporation.
b. Notwithstanding the provisions of Sections 2 and 3(a) of this ARTICLE TENTH, the Corporation does not renounce any interest or expectation it may have in any corporate opportunity that is offered to any Founding Shareholder or Specified Party, if such opportunity is expressly offered to such Founding Shareholder or Specified Party solely in, and as a direct result of, his or her capacity as a director, officer or employee of the Corporation.
c. No amendment or repeal of this Section 3 of this ARTICLE TENTH shall apply to or have any effect on the liability or alleged liability of any Founding Shareholder or Specified Party for or with respect to any corporate opportunity of which such Founding Shareholder or Specified Party becomes aware prior to such amendment or repeal.
4. Certain Matters Deemed Not Corporate Opportunities. In addition to and notwithstanding the foregoing provisions of this ARTICLE TENTH, a corporate opportunity shall not be deemed to belong to the Corporation, and the Corporation hereby renounces any interest therein, if it is a business opportunity that the Corporation is not financially able, contractually permitted or legally able to undertake, or that is, from its nature, not in the line of the Corporation’s business or is of no practical advantage to it or that is one in which the Corporation has no interest or reasonable expectation.

5. Certain Definitions. For purposes of this ARTICLE TENTH only, (i) the term “Corporation” shall mean the Corporation and all corporations, limited liability companies, partnerships, joint ventures, associations and other entities in which the Corporation beneficially owns (directly or indirectly) fifty percent (50%) or more of the outstanding voting stock, voting power or similar voting interests, except that for purposes of determining those persons who are directors of the Corporation, such term shall mean the Corporation without regard to any other entities in which it may hold an interest, and (ii) the term “Founding Shareholder” shall mean a Founding Shareholder and all corporations, limited liability companies, partnerships, joint ventures, associations and other entities (other than the Corporation) in which such Founding Shareholder beneficially owns (directly or indirectly) fifty percent (50%) or more of the outstanding voting stock, voting power or similar interests and shall also include those entities that constitute its corporate members or partners.
6. Expiration of Certain Provisions. Notwithstanding anything in these Articles of Incorporation to the contrary, the provisions of this ARTICLE TENTH shall expire as to any Specified Party on the date that such person ceases to be a Specified Party. Neither the alteration, amendment, change or repeal of any provision of this ARTICLE TENTH nor the adoption of any provision of these Articles of Incorporation inconsistent with any provision of this ARTICLE TENTH shall eliminate or reduce the effect of this ARTICLE TENTH in respect of any matter occurring, or any cause of action, suit or claim that, but for this ARTICLE TENTH, would accrue or arise prior to such alteration, amendment, repeal or adoption.
7. Deemed Notice. Any person or entity purchasing or otherwise acquiring any interest in any shares of the Corporation shall be deemed to have notice of and to have consented to the provisions of this ARTICLE TENTH.
ELEVENTH: From time to time any of the provisions of these Articles of Incorporation may be amended, altered or repealed, and other provisions authorized by the Corporation Laws of the State of North Dakota at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the shareholders of the Corporation by these Articles of Incorporation are granted subject to the provisions of this ARTICLE ELEVENTH.
[remainder of page intentionally blank; signature page follows]

Signed on the ____ day of ____, 2009.

Incorporator:

[Dale C. Davies]

Appendix C
BYLAWS
of
AMERICAN RAILCAR INDUSTRIES, INC.
A North Dakota Publicly Traded Corporation

Adopted: , 2009

Michael Obertop, Secretary

BYLAWS

[to be updated]

i

ii

BYLAWS
OF
AMERICAN RAILCAR INDUSTRIES, INC.
ARTICLE I.
Shareholders
Section 1.1 Annual Meeting.
(a) Unless directors are elected by written consent in lieu of an annual meeting of the shareholders, the annual meeting of the shareholders of the corporation shall be held on such date and at such time and place within or without the State of North Dakota as shall be fixed by the Board of Directors, but in no event shall such annual meeting be held later than one hundred and eighty (180) days following the end of the prior fiscal year of the corporation. The Board may, in its sole discretion, determine that the annual meeting of shareholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by the North Dakota Business Corporation Act (the “BCA”). The meeting shall be held for the purpose of electing directors and for the transaction of such other business as may properly be brought before the meeting by the Board of Directors or the shareholders. If the day fixed for the annual meeting shall fall on a legal holiday, the meeting shall be held on the next succeeding day not a legal holiday. If the annual meeting is omitted on the day herein provided, a special meeting may be held in place thereof, and any business transacted at such special meeting in lieu of the annual meeting shall have the same effect as if transacted or held at the annual meeting.
(b) The committee of the Board of Directors that has authority to set the compensation of executive officers of the corporation or, if no such committee, the entire Board of Directors (the “Compensation Committee”) must report to the shareholders at each annual meeting on the compensation of the corporation’s executive officers. The shareholders that are entitled to vote for the election of directors of the corporation shall also be entitled to vote, on an advisory basis, at each annual meeting on whether they accept the report of the Compensation Committee.
Section 1.2 Special Meetings. Special meetings of the shareholders, for any purpose or purposes, may be called by the Chairman of the Board, the President of the corporation, two or more directors, or upon the demand of shareholders owning beneficially ten percent (10%) or more of the voting power of all shares entitled to vote on each issue proposed to be considered at such special meeting. Such request shall state the purpose or purposes of the proposed meeting. Special meetings of the shareholders shall be held at such time, date and place within or without the State of North Dakota as may be designated in the notice of such meeting, subject to the provisions of the BCA and the North Dakota Publicly Traded Corporations Act (the “PTCA” and, collectively with the BCA, the “North Dakota Corporation Laws”). The Board may, in its sole discretion, determine that a special meeting of shareholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by the BCA.

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Section 1.3 Notice of Meeting.
(a) A written notice stating the place, if any, date, and hour of each meeting of the shareholders, the means of remote communication, if any, by which shareholders and proxy holders may be deemed present in person and vote at such meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered to each shareholder entitled to vote at such meeting, and to each shareholder who, under the Articles of Incorporation or these Bylaws, is entitled to such notice, by delivering such notice to such person or leaving it at their residence or usual place of business, or by mailing it, postage prepaid, and addressed to such shareholder at his address as it appears upon the books of the corporation, or by giving notice by electronic transmission as permitted by Section 8.10 of these Bylaws, at least ten (10) days and not more than fifty (50) days before the meeting. Such notice and the effective date thereof shall be determined as provided by the North Dakota Corporation Laws. Such notice shall be given by the Secretary, an Assistant Secretary, or any other officer or person designated either by the Secretary or by the person or persons calling the meeting.
The requirement of notice to any shareholder may be waived (i) by a written waiver of notice, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether executed or transmitted before, during or after the meeting by the shareholder or his attorney thereunto duly authorized, and filed with the records of the meeting, (ii) if communication with such shareholder is unlawful, (iii) by attendance at the meeting without, subject to the provisions of the BCA, or (iv) as otherwise permitted by law. A waiver of notice or electronic transmission of any regular or special meeting of the shareholders need not specify the business to be transacted or the purposes of the meeting unless so required by the Articles of Incorporation or these Bylaws.
If a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place, if any, thereof, and the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken, except that, if the adjournment is for more than one hundred twenty (120) days, or if after the adjournment a new record date is fixed for the adjourned meeting, then notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting. Notwithstanding anything to the contrary herein, to be effective any adjournment must comply with the provisions of the PTCA.
(b) In the case of an annual meeting of shareholders, the date of such meeting shall, in accordance with the provisions of the PTCA, be announced by the corporation in the body of a public filing with the Securities and Exchange Commission (the “SEC”) pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) (such announcement, the “Public Notice of Meeting”) for a shareholder to be required to provide advance notice of an intention to propose business at such annual meeting.
Section 1.4 Quorum. The holders of a majority of the voting power of the shares entitled to vote on the item of business, or in the case of a class or series entitled to vote as a separate group, a majority of the voting power of the outstanding shares of the class or series, represented in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of the shareholders. Subject to the provisions of Section 1.3 of these Bylaws, any meeting may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present.

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Section 1.5 Voting and Proxies. Shareholders shall have one vote for each share of stock entitled to vote owned by them of record according to the books of the corporation, unless otherwise provided by law or by the Articles of Incorporation. Shareholders may vote either in person or by written proxy, but no proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Proxies shall be filed with the secretary of the meeting, or of any adjournment thereof. Except as otherwise limited therein or by the terms of the North Dakota Corporation Laws, proxies shall entitle the persons authorized thereby to vote at any adjournment of such meeting. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of the proxy the corporation receives a specific written notice to the contrary from any one of them.
Section 1.6 Action at Meeting. When a quorum is present at any meeting, a majority of the votes properly cast upon any question, including without limitation for the election of a director(s), shall decide such question, except where a larger vote is required by law, or the Articles of Incorporation or these Bylaws to the extent not otherwise prohibited by the North Dakota Corporation Laws. Shareholders shall not have any rights to vote cumulatively. No ballot shall be required for any election unless requested by a shareholder present or represented at the meeting and entitled to vote in the election. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.
Section 1.7 Action Without Meeting. Any action required or permitted to be taken at any meeting of the shareholders may be taken without a meeting without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the shareholders who own voting power equal to the voting power that would be required to take such action at a meeting of the shareholders at which all shareholders were present and copies are delivered to the corporation and its shareholders in the manner prescribed by law.
Section 1.8 Voting of Shares of Certain Holders. Shares of stock of the corporation standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the Board of Directors of such corporation may determine.
Shares of stock of the corporation standing in the name of a deceased person, a minor ward or an incompetent person may be voted by his administrator, executor, court-appointed guardian or conservator without a transfer of such shares into the name of such administrator, executor, court appointed guardian or conservator. Shares of capital stock of the corporation standing in the name of a trustee or fiduciary may be voted by such trustee or fiduciary.

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Shares of stock of the corporation standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court by which such receiver was appointed.
A shareholder whose shares are pledged shall be entitled to vote such shares unless in the transfer by the pledgor on the books of the corporation he expressly empowered the pledgee to vote thereon, in which case only the pledgee or its proxy shall be entitled to vote the shares so transferred.
Shares of its own stock belonging to this corporation shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding shares at any given time, but shares of its own stock held by the corporation in a fiduciary capacity may be voted and shall be counted in determining the total number of outstanding shares.
Section 1.9 Shareholder Lists. After a record date for notice of and voting at a meeting has been fixed, the Secretary (or the corporation’s transfer agent or other person authorized by these Bylaws or by law) shall prepare and make available, beginning two (2) business days after notice is given of a shareholder meeting, a complete list of the shareholders entitled to notice and to vote at the meeting, arranged in alphabetical order and showing the address of each shareholder and the number of shares each shareholder is entitled to vote at the meeting. The corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any shareholder with voting rights as well as such shareholder’s agent or attorney, for any purpose germane to the meeting for the period beginning two (2) business days after notice is given of a shareholder meeting and continuing through the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or (ii) during ordinary business hours at the corporation’s principal executive office. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to shareholders of the Corporation (or their agents or attorneys). If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder (or his agents or attorneys) who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any shareholder (or his agents or attorneys) during the whole time of the meeting on a reasonably accessible network, and the information required to access such list shall be provided with the notice of the meeting.
Section 1.10 Conduct of Meetings. The Chairman of the Board, who may not also serve as an executive officer of the corporation, or, in his absence, the Vice Chairman of the Board, if any, who may not also serve as an executive officer of the corporation, or the President or other officer designated by the Chairman, shall preside at all regular or special meetings of shareholders. Subject to the North Dakota Corporation Laws, such presiding person shall have the power to set procedural rules, including but not limited to rules respecting the time allotted to shareholders to speak, governing all aspects of the conduct of such meetings.

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Section 1.11 Notice of Shareholder Business at Annual Meeting.
(a) At an annual meeting of the shareholders, only such business shall be conducted as shall have been brought before the meeting (i) pursuant to the corporation’s notice of meeting, (ii) by or at the direction of a majority of the members of the Board of Directors, or (iii) by any shareholder of the corporation who is a shareholder of record at the time of giving of notice provided for in paragraph (b) of this Section 1.11, who shall be entitled to vote at such meeting, and who complies with the notice procedures set forth in paragraph (b) of this Section 1.11.
(b) For business to be properly brought before an annual meeting by a shareholder, including, without limitation, the nomination of a person or persons for election to the Board of Directors, pursuant to clause (iii) of paragraph (a) of this Section 1.11, the shareholder must have given timely notice thereof in writing to the Secretary of the corporation at the corporation’s principal place of business. To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation (A) no later than the later of ninety (90) days prior to the first anniversary of the preceding year’s annual meeting or twenty-five (25) days after the date of the Public Notice of Meeting, and (B) no earlier than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the meeting is changed by more than five (5) days from such anniversary date, notice by the shareholder to be timely must be received no later than the later of ninety (90) days prior to the meeting or twenty-five (25) days after the date of the Public Notice of Meeting.
(c) A shareholder’s notice to the Secretary with respect to business to be brought at an annual meeting shall set forth (1) the name of the shareholder or beneficial owner, (2) a statement that the shareholder or beneficial owner is the beneficial owner of one or more shares in the corporation and reasonable evidence of that ownership, and (3) the general nature of the business to be proposed.
(d) If the business to be submitted by a shareholder is the nomination of a person or persons for election to the Board of Directors then such shareholder’s notice must set forth, in addition to items (1) and (2) in the previous paragraph, the number of candidates that the shareholder or beneficial owner intends to nominate.
(e) If a “qualified shareholder,” as defined in paragraph 8 of Section 10-35-02 of the PTCA or any successor provision thereto, provides notice of an intention to nominate one or more candidates for election to the Board of Directors that satisfies paragraphs (b), (c) and (d) of this Section, as applicable, and also includes: (i) the name of the person or the names of the members of the group comprising such qualified shareholder; (ii) a statement that the person or group satisfies the definition of a qualified shareholder under the PTCA and reasonable evidence of the required ownership of shares by the person or group; (iii) a statement that the person or group does not have knowledge that the candidacy or, if elected, board membership of any of its nominees would violate controlling state or federal law or rules other than rules regarding director independence of a national securities exchange or national securities association applicable to the corporation; (iv) the information regarding each nominee that is required to be included in the corporation’s proxy statement by the rules and regulations adopted by the SEC under the Exchange Act; (v) a statement from each nominee that the nominee consents to be named in the corporation’s proxy statement and form of proxy and, if elected, to serve on the Board of Directors of the corporation, for inclusion in the corporation’s proxy statement; and (vi) if desired, a statement not longer than five hundred (500) words (without counting the information required in (i)-(v) above) supplied by the qualified shareholder in support of each nominee (the “Supporting Statement”), the corporation shall include the name of each nominee and the Supporting Statement, if any, in the corporation’s proxy statement and shall make provision for shareholders to vote on each such nominee on the form of proxy solicited on behalf of the corporation.

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(f) Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 1.11. The presiding officer of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the procedures prescribed by these Bylaws and, if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted, subject to the North Dakota Corporation Laws. Notwithstanding the foregoing provisions of this Section 1.11, shareholders shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to matters set forth in this Section 1.11. Whether or not the procedures in these Bylaws are followed, no matter that is not a proper matter for shareholder consideration shall be brought before the meeting. Nothing in this Section 1.11 shall be deemed to affect any rights of shareholders to request inclusion of proposals or nominations in the corporation’s proxy statement pursuant to the applicable rules and regulations promulgated under the Exchange Act.
ARTICLE II.
Board of Directors
Section 2.1 Powers. Except as reserved to the shareholders by law, by the Articles of Incorporation or by these Bylaws, the business of the corporation shall be managed under the direction of the Board of Directors, who shall have and may exercise all of the powers of the corporation. In particular, and without limiting the foregoing, the Board of Directors shall have the power, subject to the PTCA, to issue or reserve for issuance from time to time the whole or any part of the capital stock of the corporation that may be authorized from time to time to such person, for such consideration and upon such terms and conditions as they shall determine, including the granting of options, warrants or conversion or other rights to stock.
Section 2.2 Number of Directors; Qualifications. The Board of Directors shall consist of such number of directors (which shall not be less than three or less than the number of shareholders, if less than three) as shall be fixed initially by the incorporator(s) and thereafter by the Board of Directors from time to time. No director need be a shareholder.
Section 2.3 Election of Directors.
(a) The initial Board of Directors shall be designated in the Articles of Incorporation, or if not so designated, elected by the incorporator(s) at the first meeting thereof. Thereafter, directors shall be elected by the shareholders at their annual meeting or at any special meeting the notice of which specifies the election of directors as an item of business for such meeting.
(b) In any election of directors, each share entitled to vote on the election of directors shall be entitled to vote for or against, or to abstain with respect to, each candidate for election. To be elected, a candidate must receive the affirmative vote of at least a majority of the votes cast for or against the candidate’s election.

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(c) The shareholders of the corporation may act by written consent to elect directors, but the consent will be in lieu of the annual meeting of the shareholders only if (i) the election by consent takes effect within the one hundred twenty (120) day period before the anniversary date of the most recent annual meeting; and (ii) the full Board of Directors is elected by the consent.
(d) The Board of Directors shall appoint a Chairman of the Board who shall preside at meetings of the Board of Directors and shall perform such duties and possess such powers as are assigned to him by the Board of Directors. The Chairman of the Board may not serve as an executive officer of the corporation.
Section 2.4 Vacancies. In the case of any vacancy in the Board of Directors from death, resignation, removal, disqualification or other cause, including a vacancy resulting from enlargement of the Board, the election of a director to fill such vacancy shall be by vote of a majority of the directors then in office, whether or not constituting a quorum, or by the shareholders. The director thus elected shall hold office until the election of his successor. Notwithstanding the foregoing, an individual who is not elected under Section 2.3(b) of these Bylaws may not be appointed by the Board of Directors to fill a vacancy on the Board of Directors at any time thereafter, unless the individual is subsequently elected as a director by the shareholders.
Section 2.5 Change in Size of the Board. The number of the Board of Directors may be changed by vote of a majority of the directors then in office, except that the number of directors shall not be changed at a time when (i) the Board of Directors has notice that there will be a contested election of directors at the next regular or special meeting of shareholders; or (ii) the shareholders do not have the right to nominate candidates for election at the next regular meeting of the shareholders under Section 1.11 above.
Section 2.6 Tenure and Resignation. Except as otherwise provided by law, by the Articles of Incorporation or by these Bylaws, directors shall hold office until the earlier of one year or the next annual meeting of shareholders, and thereafter until their successors are chosen and qualified. Any director may resign by delivering or mailing postage prepaid a written resignation to the corporation at its principal office or to the Chairman of the Board, if any, the President, Secretary or Assistant Secretary, if any. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.
Section 2.7 Removal. All or any number of the directors may be removed, with or without cause, at a meeting expressly called for that purpose by a vote of the holders of the majority of the shares then entitled to vote at an election of directors or, in accordance with the North Dakota Corporation Laws, by a majority of the remaining directors.

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Section 2.8 Meetings. Regular meetings of the Board of Directors may be held without call or notice at such times and such places within or without the State of North Dakota as the Board may, from time to time, determine, provided that notice of the first regular meeting following any such determination shall be given to directors absent from such determination. A regular meeting of the Board of Directors shall be held without notice immediately after, and at the same place as, the annual meeting of the shareholders or the special meeting of the shareholders held in place of such annual meeting, unless a quorum of the directors is not then present. Special meetings of the Board of Directors may be held at any time and at any place designated in the call of the meeting when called by the Chairman of the Board, the Vice Chairman of the Board, if any, the President, or a majority of the directors. Members of the Board of Directors or any committee elected thereby may participate in a meeting of such Board or committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time, and participation by such means shall constitute presence in person at the meeting.
Section 2.9 Notice of Meeting. It shall be sufficient notice to a director to send or give notice (i) by mail at least seventy-two (72) hours before the meeting addressed to such person at his usual or last known business or residence address or (ii) in person, by telephone, facsimile or electronic transmission to the extent provided in Section 2.10 of these Bylaws, at least twenty-four (24) hours before the meeting. Notice shall be given by or upon the direction of the Secretary, or in his absence or unavailability, may be given by or upon the direction of any Assistant Secretary, if any, or by the officer or directors calling the meeting. The requirement of notice to any director may be waived by a written waiver of notice signed by the person entitled to notice or a waiver by electronic transmission by the person entitled to notice, executed or transmitted by such person before or after the meeting or meetings, and filed with the records of the meeting, or by attendance at the meeting without protesting prior thereto or at its commencement the lack of notice. A notice or waiver of notice or any waiver of electronic transmission of a directors’ meeting need not specify the purposes of the meeting.
Section 2.10 Agenda. Any lawful business may be transacted at a meeting of the Board of Directors, notwithstanding the fact that the nature of the business may not have been specified in the notice or waiver of notice of the meeting.
Section 2.11 Quorum. At any meeting of the Board of Directors, a majority of the directors then in office shall constitute a quorum for the transaction of business. Any meeting may be adjourned by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.
Section 2.12 Action at Meeting. Any motion adopted by vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, except where a different vote is required by law or by the Articles of Incorporation or these Bylaws. The assent in writing of any director to any vote or action of the directors taken at any meeting, whether or not a quorum was present and whether or not the director had or waived notice of the meeting, shall have the same effect as if the director so assenting was present at such meeting and voted in favor of such vote or action.

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Section 2.13 Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board, or any committee thereof, may be taken without a meeting if all of the members of the Board or committee, as the case may be, consent to the action in writing or by electronic transmission and the writing(s) or electronic transmission(s) are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are in paper form and shall be in electronic form if the minutes are maintained in electronic form. Such consent shall be treated for all purposes as a vote of the Board or committee, as the case may be, at a meeting.
Section 2.14 Compensation. By resolution of the Board of Directors, each director may either be reimbursed for his expenses, if any, for attending each meeting of the Board of Directors or may be paid a fixed fee for attending each meeting of the Board of Directors, or both. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.
Section 2.15 Committees. The Board of Directors may, by the affirmative vote of a majority of the directors then in office, appoint an executive committee or other committees consisting of one or more directors and may by vote delegate to any such committee some or all of their powers except those which by law, the Articles of Incorporation or these Bylaws they may not delegate. In the absence or disqualification of a member of a committee, the members of the committee present and not disqualified, whether or not they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in place of the absent or disqualified member. A committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to such subcommittee any or all of the powers of the committee. Unless the Board of Directors shall otherwise provide, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Board of Directors or such rules, its meetings shall be called, notice given or waived, its business conducted or its action taken as nearly as may be in the same manner as is provided in these Bylaws with respect to meetings or for the conduct of business or the taking of actions by the Board of Directors. The Board of Directors shall have power at any time to fill vacancies in, change the membership of, or discharge any such committee at any time. The Board of Directors shall have power to rescind any action of any committee, but no such rescission shall have retroactive effect.
ARTICLE III.
Officers
Section 3.1 Enumeration. The officers shall consist of a President, a Treasurer, a Secretary and such other officers and agents (including one or more Vice Presidents, Assistant Treasurers and Assistant Secretaries), as the Board of Directors may, in their discretion, determine.
Section 3.2 Election. The President, Treasurer and Secretary shall be elected annually by the directors at their first meeting following the annual meeting of the shareholders or any special meeting held in lieu of the annual meeting. Other officers may be chosen by the directors at such meeting or at any other meeting.

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Section 3.3 Qualification. An officer may, but need not, be a director or shareholder. Any two or more offices may be held by the same person. Notwithstanding the foregoing, the Chairman of the Board may not serve as an executive officer of the corporation. Any officer may be required by the directors to give bond for the faithful performance of his duties to the corporation in such amount and with such sureties as the directors may determine. The premiums for such bonds may be paid by the corporation.
Section 3.4 Tenure. Except as otherwise provided by the Articles of Incorporation or these Bylaws, the term of office of each officer shall be for one year or until his successor is elected and qualified or until his earlier resignation or removal.
Section 3.5 Removal. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.
Section 3.6 Resignation. Any officer may resign by delivering or mailing postage prepaid a written resignation to the corporation at its principal office or to the President, Secretary or Assistant Secretary, if any, and such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some event, but such resignation shall be without prejudice to the contract rights, if any, of the corporation.
Section 3.7 Vacancies. A vacancy in any office arising from any cause may be filled for the unexpired portion of the term by the Board of Directors.
Section 3.8 President. The President shall have general charge and control of the affairs of the corporation subject to the direction of the Board of Directors; sign all certificates of stock of the corporation; perform all duties required by the Bylaws of the corporation, and as may be assigned from time to time by the Board of Directors; and shall make such reports to the Board of Directors and shareholders as may be required. In addition, if no Chairman of the Board is elected by the Board or if the Chairman and Vice Chairman, if any, are unavailable, the President shall perform all the duties required of such officers by these Bylaws.
Section 3.9 Vice President(s). The Vice President(s), if any, shall have such powers and perform such duties as the Board of Directors may from time to time determine. In the event there is more than one Vice President, the Board of Directors may designate one or more of the Vice Presidents as Executive Vice Presidents, who shall perform such duties as shall be assigned by the Board of Directors.
Section 3.10 Treasurer and Assistant Treasurers. The Treasurer, subject to the direction and under the supervision and control of the Board of Directors, shall have general charge of the financial affairs of the corporation. The Treasurer shall have custody of all funds, securities and valuable papers of the corporation, except as the Board of Directors may otherwise provide. The Treasurer shall keep or cause to be kept full and accurate records of account that shall be the property of the corporation, and which shall be always open to the inspection of each elected officer and director of the corporation. The Treasurer shall deposit or cause to be deposited all funds of the corporation in such depository or depositories as may be authorized by the Board of Directors. The Treasurer shall have the power to endorse for deposit or collection all notes, checks, drafts, and other negotiable instruments payable to the corporation. The Treasurer shall perform such other duties as are incidental to the office, and such other duties as may be assigned by the Board of Directors. Assistant Treasurers, if any, shall have such powers and perform such duties as the Board of Directors may from time to time determine.

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Section 3.11 Secretary and Assistant Secretaries. The Secretary shall record, or cause to be recorded, all proceedings of the meetings of the shareholders and directors (including committees thereof) in the book of records of this corporation. The record books shall be open at reasonable times to the inspection of any shareholder, director, or officer. The secretary shall notify the shareholders and directors, when required by law or by these Bylaws, of their respective meetings, sign all certificates of stock of the corporation, make such reports to the Board of Directors and shareholders as may be required and shall perform such other duties as the directors and shareholders may from time to time prescribe. The Secretary shall have the custody and charge of the corporate seal, if any, and shall affix the seal of the corporation to all instruments requiring such seal, and shall certify under the corporate seal the proceedings of the directors and of the shareholders, when required. In the absence of the Secretary at any such meeting, a temporary secretary shall be chosen who shall record the proceedings of the meeting in the aforesaid books. Assistant Secretaries, if any, shall have such powers and perform such duties as the Board of Directors may from time to time designate.
Section 3.12 Other Powers and Duties. Subject to these Bylaws and to such limitations as the Board of Directors may from time to time prescribe, the officers of the corporation shall each have such powers and duties as generally pertain to their respective offices, as well as such powers and duties as from time to time may be conferred by the Board of Directors.
ARTICLE IV.
Capital Stock
Section 4.1 Shares of Stock. The shares of stock of the corporation shall be evidenced by an entry in the stock transfer books of the corporation and shall be represented by a stock certificate, unless and until the Board of Directors of the corporation adopts a resolution permitting shares to be uncertificated. Notwithstanding the adoption of any such resolution providing for uncertificated shares, every holder of shares theretofore represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate representing the number of shares of the capital stock of the corporation owned by such holder in such form as shall, in conformity to law, be prescribed from time to time by the Board of Directors. Certificates shall be consecutively numbered by class, shall be signed by the President or one of the Vice Presidents, and the Secretary or an Assistant Secretary or such other officers designated by the Board of Directors from time to time as permitted by law, shall bear the seal of the corporation, if any, and shall express on its face its number, date of issue, class, the number of shares for which, and the name of the holder to whom, it is issued. The corporate seal and any or all of the signatures of corporation officers may be facsimile if the stock certificate is manually counter-signed by an authorized person on behalf of a transfer agent or registrar other than the corporation or its employee. If an officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed on, a certificate shall have ceased to be such before the certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the time of its issue.

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Section 4.2 Transfers. Stock of the corporation shall be transferable in the manner prescribed by applicable law and in these Bylaws. Transfers of stock shall be made on the books of the corporation, and in the case of certificated shares of stock, only by the person named in the certificate or by such person’s attorney lawfully constituted in writing and upon the surrender of the certificate therefor, properly endorsed for transfer and payment of all necessary transfer taxes; or, in the case of uncertificated shares of stock, upon receipt of proper transfer instructions from the registered holder of the shares or by such person’s attorney lawfully constituted in writing, and upon payment of all necessary transfer taxes and compliance with appropriate procedures for transferring shares in uncertificated form; provided, however, that such surrender and endorsement, compliance or payment of taxes shall not be required in any case in which the officers of the corporation shall determine to waive such requirement. With respect to certificated shares of stock, every certificate exchanged, returned or surrendered to the corporation shall be marked “Canceled,” with the date of cancellation, by the Secretary or an Assistant Secretary of the corporation or the transfer agent thereof. No transfer of stock shall be valid as against the corporation for any purpose until it shall have been entered in the stock records of the corporation by an entry showing from and to whom transferred.
Section 4.3 Record Holders. Except as otherwise may be required by law, by the Articles of Incorporation or by these Bylaws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the corporation in accordance with the requirements of these Bylaws. It shall be the duty of each shareholder to notify the corporation of his post office address.
Section 4.4 Record Date. In order that the corporation may determine the shareholders entitled to: (a) notice of or to vote at any meeting of shareholders or any adjournments thereof, (b) express consent to corporate action in writing without a meeting, (c) receive payment of any dividend or other distribution or allotment of any rights, or (d) exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which date shall not precede the date on which the resolution fixing the record date is adopted by the Board of Directors and which record date: (i) in the case of determination of shareholders entitled to vote at any meeting of the shareholders or adjournment thereof, shall, unless otherwise required by law, not be more than fifty (50) nor less than ten (10) days before the date of such meeting; (ii) in the case of determination of shareholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten (10) days from the date upon which the resolution fixing the record date is adopted by the Board; and (iii) in the case of any other action, shall not be more than fifty (50) days prior to such other action.

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If no record date is fixed:
•
the record date for determining shareholders entitled to receive notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;

•
the record date for determining shareholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the day on which the first written consent setting forth the action taken or proposed to be taken is delivered to the corporation in accordance with applicable law, or, if prior action by the Board is required by law shall be at the close of business on the day on which the Board adopts the resolution taking such prior action; and

•	the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.
Section 4.5 Transfer Agent and Registrar for Shares of Corporation. The Board of Directors may appoint a transfer agent or registrar or both and may require all certificates of stock to bear the signature of either or both. Any transfer agent so appointed shall maintain, among other records, a shareholders’ ledger, setting forth the names and addresses of the holders of all issued shares of stock of the corporation, the number of shares held by each and, in the case of certificated shares of stock, the certificate numbers and the date of issue of any certificates representing such shares. Any registrar so appointed shall maintain, among other records, a share register, setting forth the total number of shares of each class of shares that the corporation is authorized to issue and the total number of shares actually issued. The shareholders’ ledger and the share register are hereby identified as the stock transfer books of the corporation; but as between the shareholders’ ledger and the share register, the names and addresses of shareholders, as they appear on the shareholders’ ledger maintained by the transfer agent shall be the official list of shareholders of record of the corporation. The name and address of each shareholder of record, as they appear upon the shareholders’ ledger, shall be conclusive evidence of who are the shareholders entitled to receive notice of the meetings of shareholders, to vote at such meetings, to examine a complete list of the shareholders entitled to vote at meetings, and to own, enjoy and exercise any other property or rights deriving from such shares against the corporation. Shareholders, but not the corporation, its directors, officers, agents or attorneys, shall be responsible for notifying the transfer agent, in writing, of any changes in their names or addresses from time to time, and failure to do so will relieve the corporation, its other shareholders, directors, officers, agents and attorneys, and its transfer agent and registrar, of liability for failure to direct notices or other documents, or pay over or transfer dividends or other property or rights, to a name or address other than the name and address appearing in the shareholders’ ledger maintained by the transfer agent.

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Section 4.6 Loss of Certificates. In case of the loss, destruction or mutilation of a certificate of stock, a replacement certificate may be issued in place thereof upon such terms as the Board of Directors may prescribe, including, in the discretion of the Board of Directors, a requirement of bond and indemnity to the corporation.
Section 4.7 Restrictions on Transfer. Any certificate representing shares of stock that are subject to any restriction on transfer, whether pursuant to law, the Articles of Incorporation, these Bylaws or any agreement to which the corporation is a party, shall have the fact of the restriction noted conspicuously on the certificate and shall also set forth on the face or back of such certificate either the full text of the restriction or a statement that the corporation will furnish a copy of the full text of the restriction to the holder of such certificate upon written request and without charge.
Section 4.8 Multiple Classes of Stock. The amount and classes of the capital stock and the par value, if any, of the shares of the corporation shall be as fixed in the Articles of Incorporation. At all times when there are two or more classes of stock, the several classes of stock shall conform to the description and the terms and have the respective preferences, voting powers, restrictions and qualifications set forth in the Articles of Incorporation and these Bylaws. Any certificate issued when the corporation is authorized to issue more than one class or series of stock shall set forth on its face or back either (i) the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class and series authorized to be issued, or (ii) a statement of the existence of such preferences, powers, qualifications and rights and a statement that the corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.
ARTICLE V.
Distributions and Dividends
Section 5.1 Declaration of Distributions and Dividends. Except as otherwise required by law or by the Articles of Incorporation, the Board of Directors may, in its discretion, subject to and in accordance with the North Dakota Corporation Laws, declare what, if any, distributions or dividends shall be paid or issued. Distributions may be paid in cash or other property and dividends may be issued in shares of the corporation’s stock, provided that the Board of Directors may pay and issue distributions and dividends in any combination thereof. Distributions and dividends shall be payable and/or issuable upon such dates as the Board of Directors may designate. The Board of Directors may authorize a distribution only if it determines that the corporation will be able to pay its debts in the ordinary course of business after making the distribution and the Board of Directors does not know before the distribution is made that the determination was or has become erroneous.
Section 5.2 Reserves. Before the payment of any distribution and before making any distribution of profits, the Board of Directors, from time to time and in its absolute discretion, subject to and in accordance with the North Dakota Corporation Laws, shall have power to set aside out of the surplus or net profits of the corporation such sum or sums as the Board of Directors deems proper and sufficient as a reserve fund to meet contingencies or for such other purpose as the Board of Directors shall deem to be in the best interests of the corporation, and the Board of Directors may modify or abolish any such reserve.

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ARTICLE VI.
Powers of Officers to Contract
with the Corporation
Any and all of the directors and officers of the corporation, notwithstanding their official relations to it, may enter into and perform any contract or agreement of any nature between the corporation and themselves, or any and all of the individuals from time to time constituting the Board of Directors of the corporation, or any firm or corporation in which any such director may be interested, directly or indirectly, whether such individual, firm or corporation thus contracting with the corporation shall thereby derive personal or corporate profits or benefits or otherwise; provided, that (i) the material facts of the contract or agreement and as to such person’s interest are fully disclosed or are known to the Board of Directors or a committee thereof and the Board of Directors or committee in good faith authorizes, approves or ratifies the contract or transaction in good faith by a majority of the disinterested directors on the Board of Directors or such committee; (ii) if the material facts of the contract or agreement and as to such person’s interest are fully disclosed or are known to all shareholders, whether or not entitled to vote thereon, and the contract is approved in good faith by (A) a vote of the shareholders holding two-thirds of the voting power of the shares entitled to vote, other than shares held by the interested director(s) or (B) the unanimous affirmative vote of the holder of all outstanding shares, whether or not entitled to vote; (iii) the contract or agreement, and the person asserting the validity of the contract or agreement, is fair and reasonable as to the corporation as of the time it is authorized, approved or ratified; or (iv) as otherwise provided by law. Any director of the corporation who is interested in any transaction as aforesaid may not be counted in determining the existence of a quorum at any meeting of the Board of Directors which shall authorize or ratify any such transaction. This Article shall not be construed to invalidate any contract or other transaction which would otherwise be valid under the common or statutory law applicable thereto.
ARTICLE VII.
Indemnification
Section 7.1 Indemnification. The corporation shall indemnify to the fullest extent authorized or permitted by applicable law any person (his heirs, executors and administrators) who was or is a party or is threatened to be made a party to any threatened, pending or completed civil, criminal, administrative, arbitration, or investigative proceeding, including without limitation a proceeding by or in the right of the corporation, by reason of the fact that such person is or was a director or officer of the corporation or, while serving as a director or officer of the corporation, is or was serving at the request of the corporation as a director or officer or in any other capacity for another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys’ fees), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such proceeding if, with respect to the acts or omissions of the such person, such person (i) has not been indemnified by another organization, (ii) acted in good faith, (iii) received no improper personal benefit, (iv) with respect to any criminal proceeding, had no reasonable cause to believe the conduct was unlawful, and (v) reasonably believed that the conduct was in the best interest of the corporation (or if, at the corporation’s request, such person served for another organization, reasonably believed that the conduct was not opposed to the best interest of the corporation). The termination of any proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not satisfy the criteria of the preceding sentence.

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The corporation may indemnify any person who is or was an employee or agent of the corporation, or any person who is or was serving at the request of the corporation as an employee or agent or in any other capacity of another corporation, partnership, joint venture, trust or other enterprise, in the manner and to the extent that it shall indemnify any director or officer under this Section 7.1.
Section 7.2 Determination Of Indemnification. Any indemnification under Section 7.1 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 7.1. Such determination shall be made (i) by the Board of Directors by a majority of a quorum, not counting any directors who are at the time parties to the proceeding for determining either a majority or the presence of a quorum, (ii) if a quorum under clause (i) of this Section 7.2 cannot be obtained, by a majority of a committee of the Board of Directors, consisting solely of two or more directors not at the time parties to the proceeding, duly designated to act in the matter by a majority of the full Board of Directors, including directors who are parties, (iii) by special legal counsel, or (iv) as otherwise provided by the North Dakota Corporation Laws.
Section 7.3 Right To Indemnification. Notwithstanding the other provisions of this Article VII, to the extent that a director or officer of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 7.1, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.
Section 7.4 Advance Of Expenses. Expenses incurred in defending a civil or criminal proceeding may be paid by the corporation on behalf of a director, officer, employee or agent in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon (i) receipt of written affirmation by the person of a good-faith belief that the applicable criteria for indemnification have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the corporation, if the ultimate determination is that the criteria for indemnification have not been satisfied, and (ii) after a determination that the facts then known to those making the determination would not preclude indemnification.
Section 7.5 Indemnification Not Exclusive. The indemnification provided by this Article VII shall not be deemed exclusive of any other rights to which any person seeking indemnification may be entitled under any law, any agreement, the Articles of Incorporation, any vote of shareholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

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Section 7.6 Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against liability under the provisions of this Article VII.
Section 7.7 Continuity. The indemnification and advancement of expenses provided for in this Article VII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent of the corporation and shall inure to the benefit of the heirs, executors and administrators of such a person.
ARTICLE VIII.
Miscellaneous Provisions
Section 8.1 Articles of Incorporation. All references in these Bylaws to the Articles of Incorporation shall be deemed to refer to the Articles of Incorporation of the corporation, as amended and in effect from time to time.
Section 8.2 Fiscal Year. Except as from time to time otherwise provided by the Board of Directors, the fiscal year of the corporation shall end on December 31 of each year.
Section 8.3 Corporate Seal. The Board of Directors shall have the power to adopt and alter the seal of the corporation or to decide that there shall be no seal.
Section 8.4 Execution of Instruments. All deeds, leases, transfers, contracts, bonds, notes, and other obligations authorized to be executed by an officer of the corporation on its behalf shall be signed by the Chairman of the Board of Directors, the Vice Chairman of the Board of Directors, if any, the President, any Vice President, the Treasurer, or any Assistant Treasurer, except as the Board of Directors may generally or in particular cases otherwise determine.
Section 8.5 Voting of Securities. Unless the Board of Directors otherwise provides, the President or the Treasurer may waive notice of and act on behalf of this corporation, or appoint another person or persons to act as proxy or attorney in fact for this corporation with or without discretionary power and/or power of substitution, at any meeting of shareholders or shareholders of any other corporation or organization, any of whose securities are held by this corporation.
Section 8.6 Evidence of Authority. A certificate by the Secretary or any Assistant Secretary as to any action taken by the shareholders, directors or any officer or representative of the corporation shall, as to all persons who rely thereon in good faith, be conclusive evidence of such action. The exercise of any power which by law, by the Articles of Incorporation, or by these Bylaws, or under any vote of the shareholders or the Board of Directors, may be exercised by an officer of the corporation only in the event of absence of another officer or any other contingency shall bind the corporation in favor of anyone relying thereon in good faith, whether or not such absence or contingency existed.

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Section 8.7 Corporate Records. The original, or attested copies, of the Articles of Incorporation, these Bylaws, records of all meetings of the incorporators and shareholders, and the stock transfer books shall be kept at an office of the corporation, or at an office of its transfer agent or of the Secretary or of the Assistant Secretary, if any. Said copies and records need not all be kept in the same office. They shall be available at all reasonable times to inspection of any shareholder for any purpose but not to secure a list of shareholders for the purpose of selling said list or copies thereof or for using the same for a purpose other than in the interest of the applicant, as a shareholder, relative to the affairs of the corporation.
Section 8.8 Charitable Contributions. The Board of Directors from time to time may authorize contributions to be made by the corporation in such amounts as it may determine to be reasonable to corporations, trusts, funds or foundations organized and operated exclusively for charitable, scientific or educational purposes, no part of the net earning of which inures to the private benefit of any shareholder or individual.
Section 8.9 Communications of Notices. Any notice required to be given under these Bylaws may be given by (i) delivery in person, (ii) mailing it, postage prepaid, first class, (iii) mailing it by nationally or internationally recognized second day or faster courier service, or (iv) electronic transmission, in each case, to the addressee; provided however that facsimile transmission or electronic transmission may only be used if the addressee has consented to such means.
Section 8.10 Electronic Transmissions. Notwithstanding any reference in these Bylaws to written instruments, all notices, meetings, proxies, consents and other communications contemplated by these Bylaws may be conducted by means of an electronic transmission, to the extent permitted by law, if specifically authorized by the Board of Directors of the corporation.

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ARTICLE IX.
Amendments
Section 9.1 Amendments by the Board of Directors. Subject to (i) the provisions of the Articles of Incorporation of the corporation as in effect from time to time and (ii) the rights of shareholders pursuant to Section 9.2 of these Bylaws to propose the adoption, amendment or repeal and/or to adopt, amend, and repeal Bylaws made by the Board of Directors, the Board of Directors may make, adopt, amend, and repeal from time to time these Bylaws and make from time to time new Bylaws of the corporation.
Section 9.2 Amendments by the Shareholders. Subject to the provisions of the Articles of Incorporation of the corporation as in effect from time to time, the shareholders of the corporation may, solely upon the affirmative vote of the holders of the majority of the shares entitled to vote thereon (i) adopt, amend, or repeal Bylaws made by the Board of Directors or (ii) make new Bylaws.

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AMERICAN RAILCAR INDUSTRIES, INC.
100 CLARK STREET
ST. CHARLES, MISSOURI 63301
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 10, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned stockholder of American Railcar Industries, Inc., a Delaware corporation (the “Company”), hereby appoints Vincent J. Intrieri and Michael Obertop, and each of them acting singly, with full power of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the offices of Brown Rudnick LLP, Seven Times Square, New York, New York 10036, on Wednesday, June 10, 2009 at 1:00 P.M., local time, and at any adjournment or postponement thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock that the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Annual Meeting of Stockholders in accordance with the following instructions and with discretionary authority upon such other matters as may come before the meeting. All previous proxies are hereby revoked.
(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF
AMERICAN RAILCAR INDUSTRIES, INC.
June 10, 2009
Please date, sign and mail your proxy card in the
envelope provided as soon as possible.
â Please detach along perforated line and mail in the envelope provided. â

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The Board of Directors recommends a vote FOR each of the Director nominees and FOR each of Items 2 and 3.				2.	To authorize and approve a change of the Company’s domicile from Delaware to North Dakota effected by the merger of the Company, a Delaware corporation, with and into American Railcar Industries, Inc., a newly formed wholly-owned subsidiary of the Company incorporated in North Dakota for the purpose of effecting the change of domicile.
1.	The election as directors of the nominees listed below:
NOMINEES:
☐	FOR ALL NOMINEES	o Carl C. Icahn
o James J. Unger
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	o Vincent J. Intrieri o Stephen Mongillo
		o James M. Laisure o James C. Pontious			FOR ☐ AGAINST ☐ ABSTAIN ☐
☐	FOR ALL EXCEPT (See instructions below)	o Harold First o Brett Icahn o Hunter Gary		3.	The transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●					THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
This proxy will be voted as specified or, where no direction is given, will be voted FOR all nominees listed in Proposal No. 1. and FOR Proposal No. 2.
The undersigned stockholder hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement and hereby revokes any proxy or proxies previously given. This proxy may be revoked at anytime prior to its exercise.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐	Please complete, date, sign and mail this proxy promptly in the enclosed postage-prepaid envelope.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: ■	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■